Exhibit 10(u)
RECEIVABLES PURCHASE AGREEMENT
dated as of May 22, 2003
Among
CONSUMERS RECEIVABLES FUNDING II, LLC, as Seller,
CONSUMERS ENERGY COMPANY, as Servicer,
FALCON ASSET SECURITIZATION CORPORATION,
THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES HERETO,
as Financial Institutions,
and
BANK ONE, NA (MAIN OFFICE CHICAGO)
as Administrative Agent

CONSUMERS RECEIVABLES FUNDING II, LLC
RECEIVABLES PURCHASE AGREEMENT
          This Receivables Purchase Agreement dated as of May 22, 2003 is among Consumers Receivables Funding II, LLC, a Delaware limited liability company (“Seller”), Consumers Energy Company, a Michigan corporation (“Consumers”), as initial Servicer (the Servicer together with Seller, the “Seller Parties” and each a “Seller Party”), the entities listed on Schedule A to this Agreement (together with any of their respective successors and assigns hereunder, the “Financial Institutions”), Falcon Asset Securitization Corporation (“Conduit”) and Bank One, NA (Main Office Chicago), as agent for the Purchasers hereunder or any successor agent hereunder (together with its successors and assigns hereunder, the “Administrative Agent”). Unless defined elsewhere herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Exhibit I.
PRELIMINARY STATEMENTS
          Seller desires to transfer and assign Purchaser Interests to the Purchasers from time to time.
          Conduit may, in its absolute and sole discretion, purchase Purchaser Interests from Seller from time to time.
          In the event that Conduit declines to make any purchase, the Financial Institutions shall, at the request of Seller, purchase Purchaser Interests from time to time. In addition, the Financial Institutions have agreed to provide a liquidity facility to Conduit in accordance with the terms of the Liquidity Agreement entered into by Conduit with such Financial Institutions.
          Bank One, NA (Main Office Chicago) has been requested and is willing to act as Administrative Agent on behalf of Conduit and the Financial Institutions in accordance with the terms hereof.
ARTICLE I
PURCHASE ARRANGEMENTS
          Section 1.1 Purchase Facility.
          (a) Upon the terms and subject to the conditions hereof, Seller hereby sells and assigns Purchaser Interests to the Administrative Agent for the benefit of one or more of the Purchasers. In accordance with the terms and conditions set forth herein, Conduit may, at its option, instruct the Administrative Agent to purchase on its behalf, or if Conduit shall decline to purchase, the Administrative Agent shall purchase, on behalf of the Financial Institutions, Purchaser Interests from time to time in an aggregate amount not to exceed at such time the lesser of (i) the Purchase Limit and (ii) the aggregate amount of the Commitments during the period from the date hereof to but not including the Amortization Date.
          (b) Seller may, upon at least 15 Business Days’ notice to the Administrative Agent, terminate in whole or reduce in part, ratably among the Financial Institutions, the unused portion of the Purchase Limit; provided that each partial reduction of the Purchase Limit shall be in an amount equal to $5,000,000 or an integral multiple thereof.
          Section 1.2 Increases.
          Seller shall provide the Administrative Agent with at least two Business Days’ prior notice in the form set forth as Exhibit II hereto of each Incremental Purchase (a “Purchase Notice”). Each Purchase Notice shall be subject to Section 6.2 hereof and, except as set forth below, shall be irrevocable and shall specify the requested Purchase Price (which shall not be less than $1,000,000), date of purchase and, in the case of an Incremental Purchase to be funded by the Financial Institutions, the requested Bank Rate and Tranche Period. Following receipt of a Purchase Notice, the Administrative Agent will determine whether Conduit agrees to make the purchase. If Conduit declines to make a proposed purchase, Seller may cancel the Purchase Notice or, in the absence of such a cancellation, the Incremental Purchase of the Purchaser Interest will be made by the Financial Institutions. On the date of each Incremental Purchase, upon satisfaction of the applicable conditions precedent set forth in Article VI, Conduit or the Financial Institutions, as applicable, shall deposit to the account of the Seller (or its designee) designated in the Purchase Notice, in immediately available funds, no later than 1:00 p.m. (New York time), an amount equal to (i) in the case of Conduit, the aggregate Purchase Price of the Purchaser Interests then being purchased by Conduit or (ii) in the case of a Financial Institution, such Financial Institution’s Pro Rata Share of the aggregate Purchase Price of the Purchaser Interests then being purchased by the Financial Institutions.
          Section 1.3 Decreases. Seller shall provide the Administrative Agent with prior written notice in conformity with the Required Notice Period in substantially the form set forth on Exhibit X hereto (each, a “Reduction Notice”) of any proposed reduction of Aggregate Capital from Collections. Such Reduction Notice shall designate (i) the date (the “Proposed Reduction Date”) upon which any such reduction of Aggregate Capital shall occur (which date shall give effect to the applicable Required Notice Period), and (ii) the amount of Aggregate Capital to be reduced which shall be applied ratably to the Purchaser Interests of Conduit and the Financial Institutions in accordance with the amount of Capital (if any) owing to Conduit, on the one hand, and the amount of Capital (if any) owing to the Financial Institutions (ratably, based on their respective Pro Rata Shares), on the other hand (the “Aggregate Reduction”). Only one (1) Reduction Notice shall be outstanding at any time.
          Section 1.4 Payment Requirements. All amounts to be paid or deposited by any Seller Party pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof no later than 12:00 noon (New York time) on the day when due in immediately available funds, and if not received before 12:00 noon (New York time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a Purchaser they shall be paid to the Administrative Agent, for the account of such Purchaser, at 1

2

Bank One Plaza, Chicago, Illinois 60670 until otherwise notified by the Administrative Agent. All computations of Yield (other than Yield calculated using the Prime Rate), per annum fees hereunder and per annum fees under the Fee Letter shall be made on the basis of a year of 360 days for the actual number of days elapsed. All computations of Yield calculated using the Prime Rate shall be made on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.
ARTICLE II
PAYMENTS AND COLLECTIONS
          Section 2.1 Payments. Notwithstanding any limitation on recourse contained in this Agreement, Seller shall immediately pay to the Administrative Agent when due, for the account of the relevant Purchaser or Purchasers on a full recourse basis, (i) such fees as set forth in the Fee Letter (which fees shall be sufficient to pay all fees owing to the Financial Institutions), (ii) all amounts payable as Yield, (iii) all amounts payable as Deemed Collections (which shall be immediately due and payable by Seller and applied to reduce outstanding Aggregate Capital hereunder in accordance with Sections 2.2 and 2.4 hereof), (iv) all amounts payable pursuant to Section 2.7, (v) all amounts payable pursuant to Article X, if any, (vi) all Servicer costs and expenses, including the Servicing Fee, in connection with servicing, administering and collecting the Receivables, (vii) all Broken Funding Costs and (viii) all Default Fees (collectively, the “Obligations”). If Seller fails to pay any of the Obligations when due, or if Servicer fails to make any deposit required to be made by it under this Agreement when due, such Person agrees to pay, on demand, the Default Fee in respect thereof until paid. Notwithstanding the foregoing, no provision of this Agreement or the Fee Letter shall require the payment or permit the collection of any amounts hereunder in excess of the maximum permitted by applicable law. If at any time Seller receives any Collections or is deemed to receive any Collections, Seller shall immediately pay such Collections or Deemed Collections to the Servicer for application in accordance with the terms and conditions hereof and, at all times prior to such payment, such Collections or Deemed Collections shall be held in trust by Seller for the exclusive benefit of the Purchasers and the Administrative Agent.
          Section 2.2 Collections Prior to Amortization.
          (a) Subject to the following paragraph (b), prior to the Amortization Date, any Collections and/or Deemed Collections received by the Servicer shall be set aside and held in trust by the Servicer for the payment of any accrued and unpaid Aggregate Unpaids or for a Reinvestment as provided in this Section 2.2.
          (b) At any time any Collections or Deemed Collections are received by the Servicer prior to the Amortization Date:
     (i) the Servicer shall set aside the Termination Percentage of Collections and Deemed Collections evidenced by the Purchaser Interests of each Terminating Financial Institution, and

3

     (ii) Seller hereby requests and the Purchasers (other than any Terminating Financial Institutions) hereby agree to make (subject to the conditions precedent set forth in Section 6.2 and the requirements of Section 2.7), simultaneously with such receipt, a reinvestment (each a “Reinvestment”) with that portion of the balance of each and every Collection received or Deemed Collection deemed received by the Servicer that is part of any Purchaser Interest, such that after giving effect to such Reinvestment, the amount of Aggregate Capital immediately after such receipt and corresponding Reinvestment shall be equal to the amount of Aggregate Capital immediately prior to such receipt.
          (c) On each Settlement Date prior to the occurrence of the Amortization Date, the Servicer shall remit to the Administrative Agent’s account the amounts set aside during the preceding Settlement Period that have not been subject to a Reinvestment and apply such amounts (if not previously paid in accordance with Section 2.1):
     first, to the payment of the Servicer’s reasonable out-of-pocket costs and expenses in connection with servicing, administering and collecting the Receivables, including the Servicing Fee, if an Affiliate of the Seller is not then acting as the Servicer, second, ratably to the payment of all accrued and unpaid Yield, third, ratably to the payment of all accrued and unpaid fees under the Fee Letter, fourth, to reduce the Capital of all Purchaser Interests of Terminating Financial Institutions to zero, applied ratably to each Terminating Financial Institution according to its respective Termination Percentage, fifth, to reduce Capital of outstanding Purchaser Interests in an amount, if any, necessary so that the aggregate of the Purchaser Interests does not exceed the Applicable Maximum Purchaser Interest applied ratably in accordance with the Capital Pro Rata Share of the Purchasers, sixth, for the ratable payment of all other unpaid Obligations, provided that to the extent such Obligations relate to the payment of Servicer costs and expenses, including the Servicing Fee, when Seller or one of its Affiliates is acting as the Servicer, such costs and expenses will not be paid until after the payment in full of all other Obligations, seventh, to fund any Aggregate Reduction on such Settlement Date applied ratably in accordance with the Capital Pro Rata Share of the Purchasers, and eighth, any balance remaining thereafter shall be remitted from the Servicer to Seller on such Settlement Date.
          In the event that, pursuant to Section 1.3, an Aggregate Reduction is to take place on a date other than a Settlement Date, on the date of such Aggregate Reduction, the Servicer shall remit to the Administrative Agent’s account, out of the amounts set aside pursuant to this Section 2.2, an amount equal to such Aggregate Reduction to be applied in accordance with Section 1.3.

4

          Section 2.3 Terminating Financial Institutions. Each Terminating Financial Institution shall be allocated a ratable portion of Collections and Deemed Collections from the date of its becoming a Terminating Financial Institution (the “Termination Date”) until such Terminating Financial Institution’s Capital shall be paid in full. This ratable portion shall be calculated on the Termination Date of each Terminating Financial Institution as a percentage equal to (i) Capital of such Terminating Financial Institution outstanding on its Termination Date, divided by (ii) the Aggregate Capital outstanding on such Termination Date (the “Termination Percentage”). Each Terminating Financial Institution’s Termination Percentage shall remain constant prior to the Amortization Date. On and after the Amortization Date, each Termination Percentage shall be disregarded, and each Terminating Financial Institution’s Capital shall be reduced ratably with all Purchasers in accordance with Section 2.4.
          Section 2.4 Collections Following Amortization. On the Amortization Date and on each day thereafter, the Servicer shall set aside and hold in trust, for the holder of each Purchaser Interest, all Collections and Deemed Collections received on such day and an additional amount of funds of the Seller for the payment of any accrued and unpaid Obligations owed by Seller and not previously paid by Seller in accordance with Section 2.1. On and after the Amortization Date, the Servicer shall (i) remit to the Administrative Agent’s account the amounts set aside pursuant to the preceding sentence, and (ii) apply such amounts to reduce the Aggregate Capital and any other Aggregate Unpaids.
          Section 2.5 Application of Collections. If there shall be insufficient funds on deposit for the Servicer to distribute funds in payment in full of the aforementioned amounts pursuant to Section 2.4, the Servicer shall distribute funds:
     first, to the payment of the Servicer’s reasonable out-of-pocket costs and expenses in connection with servicing, administering and collecting the Receivables, including the Servicing Fee, if an Affiliate of the Seller is not then acting as the Servicer, second, to the reimbursement of the Administrative Agent’s costs of collection and enforcement of this Agreement, third, ratably to the payment of all accrued and unpaid fees under the Fee Letter and Yield, fourth, (to the extent applicable) to the ratable reduction of the Aggregate Capital (without regard to any Termination Percentage), fifth, for the ratable payment of all other unpaid Obligations, provided that to the extent such Obligations relate to the payment of Servicer costs and expenses, including the Servicing Fee, when Seller or one of its Affiliates is acting as the Servicer, such costs and expenses will not be paid until after the payment in full of all other Obligations, and sixth, after the Aggregate Unpaids have been indefeasibly reduced to zero, to Seller.

5

          Collections applied to the payment of Aggregate Unpaids shall be distributed in accordance with the aforementioned provisions, and, giving effect to each of the priorities set forth above in this Section 2.5, shall be shared ratably (within each priority) among the Administrative Agent and the Purchasers in accordance with the amount of such Aggregate Unpaids owing to each of them in respect of each such priority.
          Section 2.6 Payment Rescission. No payment of any of the Aggregate Unpaids shall be considered paid or applied hereunder to the extent that, at any time, all or any portion of such payment or application is rescinded by application of law or judicial authority, or must otherwise be returned or refunded for any reason. Seller shall remain obligated for the amount of any payment or application so rescinded, returned or refunded, and shall promptly pay to the Administrative Agent (for application to the Person or Persons who suffered such rescission, return or refund) the full amount thereof, plus the Default Fee from the date of any such rescission, return or refunding.
          Section 2.7 Maximum Purchaser Interests. Seller shall ensure that the Purchaser Interests of the Purchasers shall at no time exceed in the aggregate the Applicable Maximum Purchaser Interest. If the aggregate of the Purchaser Interests of the Purchasers exceeds the Applicable Maximum Purchaser Interest, Seller shall pay to the Administrative Agent, within (i) at any time a Level One Enhancement Period is in effect, two (2) Business Days, and (ii) at any time a Level Two or Level Three Enhancement Period is in effect, one (1) Business Day, an amount such that, after giving effect to such payment, the aggregate of the Purchaser Interests equals or is less than the Applicable Maximum Purchaser Interest. Amounts paid by the Seller under this Section 2.7 shall be applied to the outstanding Capital of the Purchasers ratably in accordance with such Purchasers’ respective Capital Pro Rata Shares.
          Section 2.8 Clean Up Call. In addition to Seller’s rights pursuant to Section 1.3, Seller shall have the right (after providing written notice to the Administrative Agent in accordance with the Required Notice Period), at any time following the reduction of the Aggregate Capital to a level that is less than 10.0% of the original Purchase Limit, to repurchase from the Purchasers all, but not less than all, of the then outstanding Purchaser Interests. The purchase price in respect thereof shall be an amount equal to the Aggregate Unpaids through the date of such repurchase, payable in immediately available funds. Such repurchase shall be without representation, warranty or recourse of any kind by, on the part of, or against any Purchaser or the Administrative Agent.
          Section 2.9 Payment Allocations. The Servicer shall, upon receipt of payments of amounts billed and collected from Obligors on their utility bills, allocate those receipts on a daily basis between Collections of Receivables and Securitization Charge Collections in accordance with the allocation methodology specified in Annex 2 to the Servicing Agreement. The Servicer will apply the Collections from Receivables as provided in this Article II.

6

ARTICLE III
COMPANY FUNDING
          Section 3.1 Yield. Seller shall pay Yield with respect to the Capital associated with each Purchaser Interest of Conduit for each day that any Capital in respect of such Purchaser Interest is outstanding; provided, that any Purchaser Interest, or portion thereof, which, or an undivided interest in which, is being funded by the Financial Institutions pursuant to the Liquidity Agreement will accrue Yield pursuant to Article IV. Each Purchaser Interest funded substantially with Pooled Commercial Paper will accrue Yield at the CP Rate for each day.
          Section 3.2 Payments. On each Yield Payment Date, Seller shall pay to the Administrative Agent (for the benefit of Conduit) an aggregate amount equal to all accrued and unpaid Yield in respect of the Capital associated with all Purchaser Interests of Conduit for the immediately preceding Accrual Period in accordance with Article II.
          Section 3.3 Calculation of Yield. On the third (3rd) Business Day immediately preceding each Yield Payment Date, Conduit shall calculate the aggregate amount of Yield in respect of the Capital associated with all Purchaser Interests of Conduit for the immediately preceding Accrual Period and shall notify Seller of such aggregate amount.
ARTICLE IV
FINANCIAL INSTITUTION FUNDING
          Section 4.1 Financial Institution Funding. Each Purchaser Interest of the Financial Institutions shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Prime Rate in accordance with the terms and conditions hereof. Until Seller gives notice to the Agent of another Bank Rate in accordance with Section 4.4, the initial Bank Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be the Prime Rate. If the Financial Institutions acquire by assignment from Conduit all or any portion of a Purchaser Interest (or an undivided interest therein) pursuant to the Liquidity Agreement, each Purchaser Interest so assigned shall each be deemed to have a new Tranche Period commencing on the date of any such assignment.
          Section 4.2 Yield Payments. On each Yield Payment Date for each Purchaser Interest of the Financial Institutions, Seller shall pay to the Administrative Agent (for the benefit of the Financial Institutions) an aggregate amount equal to the accrued and unpaid Yield for the entire Tranche Period of such Purchaser Interest in accordance with Article II.
          Section 4.3 Selection and Continuation of Tranche Periods.
          (a) With consultation from and adequate prior notice to the Administrative Agent, Seller shall from time to time request Tranche Periods for the Purchaser Interests of the Financial Institutions, provided that, (i) if at any time the Financial Institutions shall have a Purchaser Interest, Seller shall always request Tranche Periods such that at least one Tranche Period shall end on the date specified in clause (A) of the definition of Yield Payment Date and (ii) no more than three (3) Tranche Periods shall be outstanding at any time.

7

          (b) Seller upon notice to and consultation with the Administrative Agent received at least three (3) Business Days prior to the last day of a Tranche Period (the “Terminating Tranche”) for any Purchaser Interest, may, effective on such last day of the Terminating Tranche: (i) divide any such Purchaser Interest into multiple Purchaser Interests or (ii) combine any such Purchaser Interest with one or more other Purchaser Interests which either have a Terminating Tranche ending on such day or are newly created on such day (subject to Conduit’s ability to accommodate such division or combination), provided, that in no event may a Purchaser Interest of Conduit be combined with a Purchaser Interest of the Financial Institutions.
          Section 4.4 Financial Institution Bank Rates. Seller may select the LIBO Rate or the Prime Rate for each Purchaser Interest of the Financial Institutions. Seller shall by 12:00 noon (New York time): (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Bank Rate and (ii) at least one (1) Business Day prior to the expiration of any Terminating Tranche with respect to which the Prime Rate is being requested as a new Bank Rate, give the Agent irrevocable notice of the new Bank Rate for the Purchaser Interest associated with such Terminating Tranche. Until Seller gives notice to the Agent of another Bank Rate, the initial Bank Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be the Prime Rate.
          Section 4.5 Suspension of the LIBO Rate. (a) If any Financial Institution notifies the Administrative Agent that it has determined that funding its Pro Rata Share of the Purchaser Interests of the Financial Institutions at a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to fund its Purchaser Interests at such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Purchaser Interest at such LIBO Rate, then the Administrative Agent shall suspend the availability of such LIBO Rate and select the Prime Rate for any Purchaser Interest accruing Yield at such LIBO Rate, and the then current Tranche Period for such Purchaser Interest shall thereupon be terminated and a new Tranche Period based upon the Prime Rate shall commence.
          (b) If less than all of the Financial Institutions give a notice to the Administrative Agent pursuant to Section 4.5(a), each Financial Institution which gave such a notice shall be obligated, at the request of Seller, Conduit or the Administrative Agent, to assign all of its rights and obligations hereunder to (i) another Financial Institution or (ii) another funding entity nominated by Seller or the Administrative Agent that is acceptable to Conduit and willing to participate in this Agreement and the related Liquidity Agreement through the Liquidity Termination Date in the place of such notifying Financial Institution; provided that (i) the notifying Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such notifying Financial Institution’s Capital Pro Rata Share of the Capital and Yield owing to all of the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of its Capital Pro Rata Share of the Purchaser Interests of the Financial Institutions, and (ii) the replacement Financial Institution otherwise satisfies the requirements of Section 12.1(b).

8

          Section 4.6 Liquidity Agreement Fundings. The parties hereto acknowledge that Conduit may put all or any portion of its Purchaser Interests to the Financial Institutions at any time pursuant to the Liquidity Agreement to finance or refinance the necessary portion of its Purchaser Interests through a funding under the Liquidity Agreement to the extent available. The fundings under the Liquidity Agreement will accrue interest at the Bank Rate in accordance with this Article IV. Regardless of whether a funding of Purchaser Interests by the Financial Institutions constitutes the direct purchase of a Purchaser Interest hereunder, an assignment under the Liquidity Agreement of a Purchaser Interest originally funded by Conduit or the sale of one or more participations under the Liquidity Agreement in a Purchaser Interest originally funded by Conduit, each Financial Institution participating in a funding of a Purchaser Interest shall have the rights and obligations of a “Purchaser” hereunder with the same force and effect as if it had directly purchased such Purchaser Interest from Seller hereunder.
ARTICLE V
REPRESENTATIONS AND WARRANTIES
          Section 5.1 Representations and Warranties of The Seller Parties. Each Seller Party hereby represents and warrants to the Administrative Agent and the Purchasers, as to itself, as of the date hereof and as of the date of each Incremental Purchase and the date of each Reinvestment that:
          (a) Corporate Existence and Power. Such Seller Party is duly formed, validly existing and in good standing under the laws of its state of formation. Seller is duly qualified to do business and is in good standing, and has and holds all power and all governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is conducted, except where the failure to so qualify or so hold could not reasonably be expected to have a Material Adverse Effect.
          (b) Power and Authority; Due Authorization, Execution and Delivery. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder and, in the case of Seller, Seller’s use of the proceeds of purchases made hereunder, are within its powers and authority and have been duly authorized by all necessary action on its part.
          (c) No Conflict. The execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party, and the performance of its obligations hereunder and thereunder do not contravene or violate (i) (A) its certificate or articles of incorporation or by-laws or (B) limited liability company agreement or certificate of formation, as applicable, (ii) any law, rule or regulation applicable to it, including, without limitation, the Public Utility Holding Company Act of 1935, as amended, (iii) any restrictions under any material agreement, contract or instrument to which it is a party or by which it or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on assets of such Seller Party or its Subsidiaries (except as created hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

9

          (d) Governmental Authorization. Other than (i) the filing of the financing statements required hereunder or (ii) such authorizations, approvals, notices, filings or other actions as have been obtained, made or taken prior to the date hereof, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Seller Party of this Agreement and each other Transaction Document to which it is a party and the performance of its obligations hereunder and thereunder.
          (e) Actions, Suits. Except (i) to the extent described in Consumers’ Annual Report on Form 10-K for the year ended December 31, 2002, as filed with the SEC, and (ii) such other similar actions, suits and proceedings predicated on the occurrence of the same events giving rise to any actions, suits and proceedings described in the Annual Reports referred to in the foregoing clause (i), there are no actions, suits or proceedings pending, or to the best of such Seller Party’s knowledge, threatened, against or affecting such Seller Party, or any of its properties, in or before any court, arbitrator or other body, that (i) relate to the transactions under this Agreement or (ii) could reasonably be expected to have a Material Adverse Effect. Such Seller Party is not in default with respect to any order of any court, arbitrator or governmental body.
          (f) Binding Effect. This Agreement and each other Transaction Document to which such Seller Party is a party constitute the legal, valid and binding obligations of such Seller Party enforceable against such Seller Party in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
          (g) Accuracy of Information. All information heretofore furnished by such Seller Party or any of its Affiliates to the Administrative Agent or the Purchasers for purposes of or in connection with this Agreement, any Monthly Report, any of the other Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by such Seller Party or any of its Affiliates to the Administrative Agent or the Purchasers will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.
          (h) Use of Proceeds. No proceeds of any purchase hereunder will be used (i) for a purpose that violates, or would be inconsistent with, Regulation T, U or X promulgated by the Board of Governors of the Federal Reserve System from time to time or (ii) to acquire any security in any transaction which is subject to Section 12, 13 or 14 of the Securities Exchange Act of 1934, as amended.
          (i) Good Title. Immediately prior to each purchase hereunder, Seller shall be the legal and beneficial owner of the Receivables and Related Security with respect thereto, free and clear of any Adverse Claim, except as created by the Transaction Documents. There have been duly filed all financing statements or other similar instruments or documents necessary

10

under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller’s ownership interest in each Receivable, its Collections and the Related Security.
          (j) Perfection. This Agreement, together with the filing of the financing statements contemplated hereby, is effective to, and shall, upon each purchase hereunder, transfer to the Administrative Agent for the benefit of the relevant Purchaser or Purchasers (and the Administrative Agent for the benefit of such Purchaser or Purchasers shall acquire from Seller) a valid and perfected first priority undivided percentage ownership or security interest in each Receivable existing or hereafter arising and in the Related Security and Collections with respect thereto, free and clear of any Adverse Claim, except as created by the Transactions Documents. There have been duly filed all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Administrative Agent’s (on behalf of the Purchasers) ownership or security interest in the Receivables, the Related Security and the Collections.
          (k) Places of Business and Locations of Records. The principal places of business and chief executive office of such Seller Party and the offices where it keeps all of its Records are located at the address(es) listed on Exhibit III or such other locations of which the Administrative Agent has been notified in accordance with Section 7.2(a) in jurisdictions where all action required by Section 7.2(a) has been taken and completed. Seller is a limited liability company organized solely in the State of Delaware. Seller’s Delaware organizational identification number and Federal Employer Identification Number are correctly set forth on Exhibit III.
          (l) Collections. The conditions and requirements set forth in Section 7.1(j) and Section 8.2 have at all times been satisfied and duly performed. The names and addresses of all Collection Banks, together with the account numbers of the Collection Accounts of Seller at each Collection Bank and the special zip code number of each Lock-Box, are listed on Exhibit IV. Seller has not granted any Person, other than the Administrative Agent as contemplated by this Agreement and the Intercreditor Agreement, dominion and control of any Lock-Box or Collection Account, or the right to take dominion and control of any such Lock-Box or Collection Account at a future time or upon the occurrence of a future event.
          (m) Material Adverse Effect. (i) The initial Servicer represents and warrants that since December 31, 2002, no event has occurred that would have a material adverse effect on the financial condition or operations of the initial Servicer and its Subsidiaries, taken as a whole, or the ability of the initial Servicer to perform its obligations under this Agreement, and (ii) Seller represents and warrants that since the date of this Agreement, no event has occurred that would have a material adverse effect on (A) the financial condition or operations of Seller, (B) the ability of Seller to perform its obligations under the Transaction Documents, or (C) the collectibility of the Receivables generally or any material portion of the Receivables.
          (n) Names. Seller has not used any names, trade names or assumed names other than the name in which it has executed this Agreement.

11

          (o) Ownership of Seller. Consumers owns, directly or indirectly, 100% of the issued and outstanding membership interests of Seller, free and clear of any Adverse Claim. There are no options, warrants or other rights to acquire securities of Seller.
          (p) Public Utility Holding Company Act; Investment Company Act. Such Seller Party is exempt from the registration requirements of the Public Utility Holding Company Act of 1935, as amended, or any successor statute. Such Seller Party is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended, or any successor statute.
          (q) Compliance with Law. Such Seller Party has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Receivable, together with the Contract related thereto, does not contravene any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy), and no part of such Contract is in violation of any such law, rule or regulation.
          (r) Compliance with Credit and Collection Policy. Such Seller Party has complied in all material respects with the Credit and Collection Policy with regard to each Receivable and the related Contract, and has not made any change to such Credit and Collection Policy, other than as permitted under Section 7.2 and in compliance with the notification requirements of Section 7.1(a)(vii).
          (s) Payments to Transferors. With respect to each Receivable transferred to Seller under the Sale Agreements, Seller has given reasonably equivalent value to the applicable Transferor in consideration therefor and such transfer was not made for or on account of an antecedent debt. No transfer by either Transferor of any Receivable under the applicable Sale Agreement is or may be voidable under any section of the Bankruptcy Reform Act of 1978 (11 U.S.C. §§ 101 et seq.), as amended.
          (t) Enforceability of Contracts. Each Contract with respect to each Receivable is effective to create, and has created, a legal, valid and binding obligation of the related Obligor to pay the Outstanding Balance of the Receivable created thereunder and any accrued interest thereon, enforceable against the Obligor in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
          (u) Eligible Receivables. Each Receivable included in the Net Receivables Balance as an Eligible Receivable on the date of its purchase under the applicable Sale Agreement was an Eligible Receivable on such purchase date.

12

          (v) Net Receivables Balance. Seller has determined that, immediately after giving effect to each purchase hereunder, the Net Receivables Balance is at least equal to the sum of (i) the Aggregate Capital, plus (ii) the Aggregate Reserves.
          (w) Accounting. In the case of the Seller, the Seller is treating the conveyance of the ownership interest in the Receivables and the Collections as a sale for purposes of GAAP.
          Section 5.2 Financial Institution Representations and Warranties. Each Financial Institution hereby represents and warrants to the Administrative Agent and Conduit that:
          (a) Existence and Power. Such Financial Institution is a corporation or a banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all corporate power to perform its obligations hereunder.
          (b) No Conflict. The execution and delivery by such Financial Institution of this Agreement and the performance of its obligations hereunder are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene or violate (i) its certificate or articles of incorporation or association or by-laws, (ii) any law, rule or regulation applicable to it, (iii) any restrictions under any agreement, contract or instrument to which it is a party or any of its property is bound, or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property, and do not result in the creation or imposition of any Adverse Claim on its assets. This Agreement has been duly authorized, executed and delivered by such Financial Institution.
          (c) Governmental Authorization. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by such Financial Institution of this Agreement and the performance of its obligations hereunder.
          (d) Binding Effect. This Agreement constitutes the legal, valid and binding obligation of such Financial Institution enforceable against such Financial Institution in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).
ARTICLE VI
CONDITIONS OF PURCHASES
          Section 6.1 Conditions Precedent to Initial Incremental Purchase. The initial Incremental Purchase of a Purchaser Interest under this Agreement is subject to the conditions precedent (a) that the Administrative Agent shall have received on or before the date of such purchase: (i) the satisfactory report of the Administrative Agent’s auditors; (ii) those documents listed on Schedule B; (iii) a pro forma Monthly Report covering the immediately preceding

13

Accrual Period and (iv) all fees and expenses required to be paid on such date pursuant to the terms of this Agreement and the Fee Letter and (b) the Servicer shall have complied (and have caused Transferors to comply) with the requirements of Section 7.1(e).
          Section 6.2 Conditions Precedent to All Purchases and Reinvestments. Each purchase of a Purchaser Interest (other than pursuant to Section 12.1) and each Reinvestment shall be subject to the further conditions precedent that in the case of each such purchase or Reinvestment: (a) the Servicer shall have delivered to the Administrative Agent on or prior to the date of such purchase, in form and substance satisfactory to the Administrative Agent, all Monthly Reports as and when due under Section 8.5 and upon the Administrative Agent’s request; (b) upon the Administrative Agent’s reasonable request, the Servicer shall have delivered to the Administrative Agent at least three (3) days prior to such purchase or Reinvestment an interim report, in a form agreed to by the Servicer and the Administrative Agent, showing the amount of Eligible Receivables; (c) the Amortization Date shall not have occurred; (d) the Administrative Agent shall have received such other approvals, opinions or documents as it may reasonably request if the Administrative Agent reasonably believes there has been a change in law or circumstance that affects the status or characteristics of the Receivables, Related Security or Collections, any Seller Party or the Administrative Agent’s first priority perfected security interest in the Receivables, Related Security and Collections and (e) on the date of each such Incremental Purchase or Reinvestment, the following statements shall be true (and acceptance of the proceeds of such Incremental Purchase or Reinvestment shall be deemed a representation and warranty by Seller that such statements are then true):
     (i) the representations and warranties set forth in Section 5.1 are true and correct on and as of the date of such Incremental Purchase or Reinvestment as though made on and as of such date;
     (ii) no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that will constitute an Amortization Event, and no event has occurred and is continuing, or would result from such Incremental Purchase or Reinvestment, that would constitute a Potential Amortization Event; and
     (iii) the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.
It is expressly understood that each Reinvestment shall, unless otherwise directed by the Administrative Agent or any Purchaser, occur automatically on each day that the Servicer shall receive any Collections without the requirement that any further action be taken on the part of any Person and notwithstanding the failure of Seller to satisfy any of the foregoing conditions precedent in respect of such Reinvestment. The failure of Seller to satisfy any of the foregoing conditions precedent in respect of any Reinvestment shall give rise to a right of the Administrative Agent, which right may be exercised at any time on demand of the Administrative Agent, to rescind the related purchase and direct Seller to pay to the Administrative Agent for the benefit of the Purchasers an amount equal to the Collections prior to the Amortization Date that shall have been applied to the affected Reinvestment.

14

ARTICLE VII
COVENANTS
          Section 7.1 Affirmative Covenants of The Seller Parties. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, as set forth below:
          (a) Financial Reporting. Such Seller Party will maintain, for itself and each of its Subsidiaries, a system of accounting established and administered in accordance with GAAP, and furnish or cause to be furnished to the Administrative Agent:
     (i) Annual Reporting. Within 120 days after the close of (A) each of Consumer’s fiscal years, a copy of the Annual Report on Form 10-K (or any successor form) for Consumers for such year, including therein the consolidated balance sheet of Consumers and its consolidated Subsidiaries as at the end of such year and the consolidated statements of income, cash flows and common stockholder’s equity of Consumers and its consolidated Subsidiaries as at the end of and for such year, or statements providing substantially similar information, in each case certified by independent public accountants of recognized national standing selected by Consumers (and not objected to by the Administrative Agent), together with a certificate of such accounting firm addressed to the Administrative Agent stating that, in the course of its examination of the consolidated financial statements of Consumers and its consolidated Subsidiaries, which examination was conducted by such accounting firm in accordance with GAAP, (1) such accounting firm has obtained no knowledge that an Amortization Event, insofar as such Amortization Event related to accounting or financial matters, has occurred and is continuing, or if, in the opinion of such accounting firm, such an Amortization Event has occurred and is continuing, a statement as to the nature thereof, and (2) such accounting firm has examined a certificate prepared by Consumers setting forth the computations made by Consumers in determining, as of the end of such fiscal year, the ratios specified in Section 9.1(k), which certificate shall be attached to the certificate of such accounting firm, and such accounting firm confirms that such computations accurately reflect such ratios, and (B) each of Seller’s fiscal years, unaudited financial statements (which shall include balance sheets, statements of income and retained earnings and a statement of cash flows) for such fiscal year, all certified by a Responsible Officer of the Seller as fairly presenting in all material respects the financial condition and results of operations of the Seller in accordance with GAAP.
     (ii) Quarterly Reporting. Within 60 days after the close of the first three (3) quarterly periods of each of its respective fiscal years, balance sheets of each of Originator and its consolidated Subsidiaries and Seller as at the close of each such period and statements of income and retained earnings and a statement of cash flows for each such Person (and, in the case of the Originator, its consolidated Subsidiaries) for the period from the beginning of such fiscal year to the end of such quarter, all certified by its respective chief financial officer.

15

     (iii) Compliance Certificate. Together with the financial statements required hereunder, a compliance certificate in substantially the form of Exhibit V signed by such Seller Party’s Responsible Officer and dated the date of such annual financial statement or such quarterly financial statement, as the case may be.
     (iv) Shareholders Statements and Reports. Promptly upon the furnishing thereof to the shareholders of such Seller Party copies of all financial statements, reports and proxy statements (other than those which relate solely to employee benefit plans) so furnished which Consumers files with the Securities and Exchange Commission.
     (v) Bond Servicing Reports; S.E.C. Filings. Promptly upon the execution, delivery or filing thereof, (i) copies of all reports, statements, notices and certificates delivered or received by the Servicer (in its capacity as Servicer under the Servicing Agreement or otherwise) pursuant to Sections 3.05, 3.06, 3.07, 6.02, Annex 1 and Annex 2 of the Servicing Agreement (excluding any “Daily Servicer’s Report” delivered pursuant to Annex 2 of the Servicing Agreement), (ii) copies of all reports and notices delivered to the holders of the Securitization Bonds, (iii) copies of all amendments, waivers or other modifications to any of the Basic Documents (as defined in the Servicing Agreement), (iv) copies of all reports which the Servicer sends to the holders of any of its securities or its creditors generally and (v) copies of all registration statements and annual, quarterly, monthly or other regular reports which Originator or any of its Subsidiaries files with the Securities and Exchange Commission.
     (vi) Copies of Notices. Promptly upon its receipt of any notice, request for consent, financial statements, certification, report or other communication under or in connection with any Transaction Document from any Person other than the Administrative Agent or Conduit, copies of the same.
     (vii) Change in Credit and Collection Policy. At least thirty (30) days prior to the effectiveness of any material change in or material amendment to the Credit and Collection Policy, a copy of the Credit and Collection Policy then in effect and a notice (A) indicating such change or amendment, and (B) if such proposed change or amendment would be reasonably likely to adversely affect the collectibility of the Receivables or decrease the credit quality of any newly created Receivables, requesting the Administrative Agent’s consent thereto, such consent not to be unreasonably withheld.
     (viii) Other Information. Promptly, from time to time, such other information, documents, records or reports relating to the Receivables or the condition or operations, financial or otherwise, of such Seller Party as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent and the Purchasers under or as contemplated by this Agreement (including, without limitation, any information relevant to the calculation and allocations described in the Servicing Agreement and the Intercreditor Agreement).

16

          (b) Notices. Such Seller Party will notify the Administrative Agent in writing of any of the following promptly upon learning of the occurrence thereof, describing the same and, if applicable, the steps being taken with respect thereto:
     (i) Amortization Events or Potential Amortization Events. The occurrence of each Amortization Event and each Potential Amortization Event, by a statement of a Responsible Officer of such Seller Party.
     (ii) Judgment and Proceedings. (A) (1) The entry of any judgment or decree against the Servicer if the aggregate amount of all judgments and decrees then outstanding against the Servicer exceeds $25,000,000 and (2) the institution of any litigation, arbitration proceeding or governmental proceeding against the Servicer which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and (B) the entry of any judgment or decree or the institution of any litigation, arbitration proceeding or governmental proceeding against Seller.
     (iii) Material Adverse Effect. The occurrence of any event or condition that has had, or could reasonably be expected to have, a Material Adverse Effect.
     (iv) Termination Date. The occurrence of the “Termination Date” under and as defined in the Receivables Sale Agreement.
     (v) Defaults Under Other Agreements. With respect to the Seller, the occurrence of a default or an event of default under any other financing arrangement pursuant to which Seller is a debtor or an obligor.
     (vi) Downgrade of Originator. Any downgrade in the rating of any Indebtedness of Originator by S&P or by Moody’s, setting forth the Indebtedness affected and the nature of such change.
     (vii) Servicer Default. The occurrence of any event or circumstance which constitutes a Servicer Default (as defined in the Servicing Agreement) or which, with the giving of notice or the passage of time, would become a Servicer Default.
          (c) Compliance with Laws and Preservation of Corporate Existence. Such Seller Party will comply in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. Such Seller Party will preserve and maintain its existence, rights and franchises in the jurisdiction of its organization, and qualify and remain qualified in good standing as a foreign corporation or limited liability company, as applicable, in each jurisdiction in which such qualification is necessary in view of its businesses and operations or the ownership of its properties, provided that such Seller Party shall not be required to preserve any such right or franchise or to remain so qualified unless the failure to do so could reasonably be expected to have a Material Adverse Effect.

17

          (d) Audits. Such Seller Party will furnish to the Administrative Agent from time to time such information with respect to it and the Receivables as the Administrative Agent may reasonably request. Such Seller Party will, from time to time during regular business hours as requested by the Administrative Agent upon reasonable notice, subject to any necessary approval of the Nuclear Regulatory Commission, permit the Administrative Agent, or its agents or representatives (and shall cause Transferors to permit the Administrative Agent or its agents or representatives), (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Receivables, the Related Security, the Securitization Property and the Servicing Agreement, including, without limitation, the related Contracts, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person’s financial condition or the Receivables and the Related Security or any Person’s performance under any of the Transaction Documents or any Person’s performance under the Contracts and, in each case, with any of the officers or employees of Seller or the Servicer having knowledge of such matters. Each such audit shall be at the sole cost of such Seller Party, provided that such Seller Party shall be required to pay for (i) during a Level One Enhancement Period, not more than one such audit per year, (ii) during a Level Two Enhancement Period, not more than two such audits per year and (iii) during a Level Three Enhancement Period, an unlimited number of such audits per year.
          (e) Keeping and Marking of Records and Books.
     (i) The Servicer will (and will cause Transferors to) maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Receivables and the performance of each Seller Party’s duties under the Transaction Documents and the Servicing Agreement (including, without limitation, records adequate to permit (A) the immediate identification of each new Receivable and all Collections of and adjustments to each existing Receivable and (B) the performance of the calculations and allocations required by the Intercreditor Agreement and the Servicing Agreement). The Servicer will (and will cause the Transferors to) give the Administrative Agent notice of any material change in the administrative and operating procedures referred to in the previous sentence.
     (ii) Such Seller Party will (and will cause Transferors to) (A) on or prior to the date hereof, mark its master data processing records and other books and records relating to the Purchaser Interests with a legend, acceptable to the Administrative Agent, describing the Purchaser Interests and (B) at any time after the occurrence of an Amortization Event, upon the request of the Administrative Agent, deliver to the Administrative Agent all Contracts (including, without limitation, all multiple originals of any such Contract) relating to the Receivables, provided, that the requirements of this clause (B) shall apply solely to any Contract consisting of or evidenced by an instrument or chattel paper.

18

          (f) Compliance with Contracts and Credit and Collection Policy. Such Seller Party will (and will cause Transferors to) timely and fully (i) perform and comply with all provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, except where the failure to so perform or comply could not reasonably be expected to have a Material Adverse Effect, and (ii) comply in all respects with the Credit and Collection Policy in regard to each Receivable and the related Contract, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.
          (g) Performance and Enforcement of Sale Agreements. Seller will, and will require each Transferor to, perform each of their respective obligations and undertakings under and pursuant to the Sale Agreements, will purchase Receivables thereunder in compliance with the terms thereof and will enforce the rights and remedies accorded to Seller under the Sale Agreements. Seller will take all actions to perfect and enforce its rights and interests (and the rights and interests of the Administrative Agent and the Purchasers as assignees of Seller) under the Sale Agreements as the Administrative Agent may from time to time reasonably request, including, without limitation, making claims to which it may be entitled under any indemnity, reimbursement or similar provision contained in the Sale Agreements and the Purchase and Contribution Agreement dated as of April 1, 2002 between Consumers and CRF I (as the same may be amended, restated or otherwise modified from time to time).
          (h) Ownership. Seller will (or will cause each Transferor to) take all necessary action to (i) vest legal and equitable title to the Receivables, the Related Security and the Collections purchased under the Sale Agreements irrevocably in Seller, free and clear of any Adverse Claims other than Adverse Claims in favor of the Administrative Agent and the Purchasers (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect Seller’s interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of Seller therein as the Administrative Agent may reasonably request), and (ii) establish and maintain, in favor of the Administrative Agent, for the benefit of the Purchasers, a valid and perfected first priority undivided percentage ownership interest (and/or a valid and perfected first priority security interest) in all Receivables, Related Security and Collections to the full extent contemplated herein, free and clear of any Adverse Claims other than Adverse Claims in favor of the Administrative Agent for the benefit of the Purchasers (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Administrative Agent’s (for the benefit of the Purchasers) interest in such Receivables, Related Security and Collections and such other action to perfect, protect or more fully evidence the interest of the Administrative Agent for the benefit of the Purchasers as the Administrative Agent may reasonably request).
          (i) Purchasers’ Reliance. Seller acknowledges that the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon Seller’s identity as a legal entity that is separate from Originator or any Affiliate thereof (each, a “CMS Entity”). Therefore, from and after the date of execution and delivery of this Agreement, Seller shall take all reasonable steps, including, without limitation, all steps that the Administrative Agent or any Purchaser may from time to time reasonably request, to maintain Seller’s identity as a separate

19

legal entity and to make it manifest to third parties that Seller is an entity with assets and liabilities distinct from those of any CMS Entity and not just a division of a CMS Entity. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, Seller will:
     (i) conduct its own business in its own name and require that all full-time employees of Seller, if any, identify themselves as such and not as employees of any CMS Entity (including, without limitation, by means of providing appropriate employees with business or identification cards identifying such employees as Seller’s employees);
     (ii) compensate all employees, consultants and agents directly, from Seller’s own funds, for services provided to Seller by such employees, consultants and agents and, to the extent any employee, consultant or agent of Seller is also an employee, consultant or agent of any CMS Entity, allocate the compensation of such employee, consultant or agent between Seller and such CMS Entity, as applicable, on a basis that reflects the services rendered to Seller and such CMS Entity, as applicable;
     (iii) maintain separate offices and, if such office is located in the offices of any CMS Entity, Seller shall lease such office at a fair market rent;
     (iv) have separate stationery, invoices and checks in its own name;
     (v) conduct all transactions with each CMS Entity (including, without limitation, any delegation of its obligations hereunder as Servicer) strictly on an arm’s-length basis, allocate all overhead expenses for items shared between Seller and any CMS Entity fairly and reasonably;
     (vi) at all times have at least three Managers, at least one of which is an Independent Manager;
     (vii) observe all limited liability company formalities as a distinct entity, and ensure that all limited liability company actions relating to (A) the selection, maintenance or replacement of the Independent Manager, (B) the dissolution or liquidation of Seller or (C) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving Seller, are duly authorized by unanimous vote of its Managers (including the Independent Manager);
     (viii) maintain Seller’s books and records separate from those of any CMS Entity thereof and otherwise readily identifiable as its own assets rather than assets of a CMS Entity;
     (ix) prepare its financial statements separately from those of any CMS Entity and insure that any consolidated financial statements of any CMS Entity that include Seller and that are filed with the Securities and Exchange

20

Commission or any other governmental agency have notes clearly stating that Seller is a separate corporate entity and that its assets will be available first and foremost to satisfy the claims of the creditors of Seller;
     (x) except as herein specifically otherwise provided, maintain the funds or other assets of Seller separate from, and not commingled with, those of any CMS Entity and only maintain bank accounts or other depository accounts to which Seller alone is the account party, into which only Seller or Servicer makes deposits and from which only Seller or Servicer (or the Administrative Agent hereunder) has the power to make withdrawals;
     (xi) pay all of Seller’s operating expenses from Seller’s own assets (except for certain payments by a CMS Entity or other Persons pursuant to allocation arrangements that comply with the requirements of this Section 7.1(i));
     (xii) maintain its corporate separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary; and
     (xiii) take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinion issued by Skadden, Arps, Slate, Meagher & Flom, LLP, as counsel for Seller, in connection with the closing or initial Incremental Purchase under this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.
          (j) Collections. Such Seller Party will cause (i) all checks representing Collections and Securitization Charge Collections to be remitted to a Lock-Box, (ii) all other amounts in respect of Collections and Securitization Charge Collections to be deposited directly to a Collection Account, (iii) all proceeds from all Lock-Boxes to be deposited by the Servicer into a Collection Account, (iv) all funds in each Collection Account which is not a Specified Account to be remitted to a Specified Account as soon as is reasonably practicable and (v) each Specified Account to be subject at all times to a Collection Account Agreement that is in full force and effect. In the event any payments relating to Receivables are remitted directly to Seller or any Affiliate of Seller, Seller will remit (or will cause all such payments to be remitted) directly to a Collection Bank and deposited into a Collection Account within two (2) Business Days following receipt thereof, and, at all times prior to such remittance, Seller will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Administrative Agent and the Purchasers. Seller will maintain exclusive ownership, dominion and control (subject to the terms of this Agreement) of each Lock-Box and Collection Account and shall not grant the right to take dominion and control of any Lock-Box or Collection Account at a future time or upon the occurrence of a future event to any Person, except to the

21

Administrative Agent as contemplated by this Agreement and the Intercreditor Agreement. Upon not less than 30 days prior written notice to the Seller and the Servicer, the Administrative Agent may, in its reasonable discretion, designate additional Collection Accounts as Specified Accounts and such Specified Accounts shall be subject to the requirement set forth in clause (v) above. On the date which is 30 days after the first day of a Level Three Enhancement Period, all Collection Accounts shall be Specified Accounts and such Specified Accounts shall be subject to the requirement set forth in clause (v) above.
          (k) Taxes. Seller will file all tax returns and reports required by law to be filed by it and will promptly pay all taxes and governmental charges at any time owing, except any such taxes which are not yet delinquent or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. Seller will pay when due any taxes payable in connection with the Receivables, exclusive of taxes on or measured by income or gross receipts of Conduit, the Administrative Agent or any Financial Institution. Servicer will pay and discharge before the same shall become delinquent, all taxes and governmental charges imposed upon it or its property, provided that Servicer shall not be required to pay or discharge any such tax or governmental charge (i) which is being contested by it in good faith and by proper procedures or (ii) the non-payment of which will not have a Material Adverse Effect.
          (l) Insurance. Seller will maintain in effect, or cause to be maintained in effect, at Seller’s own expense, such casualty and liability insurance as Seller shall deem appropriate in its good faith business judgment.
          (m) Payment to Transferors. With respect to any Receivable purchased by Seller from a Transferor, such sale shall be effected under, and in compliance with the terms of, the applicable Sale Agreement, including, without limitation, the terms relating to the method of payment and amount and timing of payments to be made to such Transferor in respect of the purchase price for such Receivable.
          (n) Restrictions on Activities. Seller will operate its business and activities such that: it does not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, other than the transactions contemplated and authorized by this Agreement and the Sale Agreements; and does not create, incur, guarantee, assume or suffer to exist any indebtedness or other liabilities, whether direct or contingent, other than (i) as a result of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) the incurrence of obligations under this Agreement, (iii) the incurrence of obligations, as expressly contemplated in the Sale Agreements, to make payment to the applicable Transferor thereunder for the purchase of Receivables under the applicable Sale Agreement, and (iv) the incurrence of operating expenses in the ordinary course of business of the type otherwise contemplated by this Agreement.
          (o) Modification of Limited Liability Company Agreement. Seller will maintain its limited liability company agreement in conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its limited liability company agreement

22

in any respect that would impair its ability to comply with the terms or provisions of any of the Transaction Documents, including, without limitation, Section 7.1(i) of this Agreement;
          (p) Modification of Sale Agreements. Seller will maintain the effectiveness of, and continue to perform under the Sale Agreements, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify either Sale Agreement, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under either Sale Agreement or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Administrative Agent.
          (q) Maintenance of Required Capital Amount. Seller will maintain at all times the Required Capital Amount (as defined in the Receivables Sale Agreement) and refrain from making any dividend, distribution, redemption of capital stock or payment of any subordinated indebtedness which would cause the Required Capital Amount to cease to be so maintained.
          (r) Performance under Servicing Agreement. Servicer will perform and comply with all obligations of the Servicer as “Servicer” under the Servicing Agreement, including, without limitation, its duties and responsibilities relating to the calculations and allocations required by the Intercreditor Agreement and the Servicing Agreement.
          (s) Financing Statements for Supplement Indentures. Seller will (or will cause Originator to) cause the collateral description in each UCC-1 Financing Statement filed pursuant to any Supplement Indenture to expressly exclude all Receivables, all Related Security, all Collections, each Lock-Box, each Collection Account and the proceeds thereof in a manner acceptable to the Administrative Agent.
          Section 7.2 Negative Covenants of the Seller Parties. Until the date on which the Aggregate Unpaids have been indefeasibly paid in full and this Agreement terminates in accordance with its terms, each Seller Party hereby covenants, as to itself, that:
          (a) Name Change, Offices and Records. Seller will not (and will not permit any Transferor to) (i) make any change to its name (within the meaning of Section 9-507(c) of any applicable enactment of the UCC), identity, corporate structure or location of books and records unless, at least thirty (30) days prior to the effective date of any such name change, change in corporate structure, or change in location of its books and records Seller notifies the Administrative Agent thereof and delivers to the Administrative Agent such financing statements (Forms UCC-1 and UCC-3) authorized or executed by Seller (if required under applicable law) which the Administrative Agent may reasonably request to reflect such name change, location change, or change in corporate structure, together with such other documents and instruments that the Administrative Agent may reasonably request in connection therewith and has taken all other steps to ensure that the Administrative Agent, for the benefit of itself and the Purchasers, continues to have a first priority, perfected ownership or security interest in the Receivables, the Related Security related thereto and any Collections thereon, or (ii) change its jurisdiction of organization unless the Administrative Agent shall have received from the Seller, prior to such change, (A) those items described in clause (i) hereof, and (B) if the Administrative Agent or any

23

Purchaser shall so request, an opinion of counsel, in form and substance reasonably satisfactory to such Person, as to such organization and the Seller’s or the applicable Transferor’s, as applicable, valid existence and good standing and the perfection and priority of the Administrative Agent’s ownership or security interest in the Receivables, the Related Security and Collections.
          (b) Change in Payment Instructions to Obligors. Except as may be required by the Administrative Agent pursuant to Section 8.2(b), such Seller Party will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless the Administrative Agent shall have received, at least ten (10) days before the proposed effective date therefor, (i) written notice of such addition, termination or change and (ii) (A) with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account if a Specified Account, or Lock-Box if linked to a Specified Account and (B) with respect to the addition of a Lock-Box, an executed P.O. Box Transfer Notice with respect to the new Lock-Box; provided, however, that the Servicer may make changes in instructions to Obligors regarding payments without notice to the Administrative Agent if such new instructions require such Obligor to make payments to an existing Specified Account or Lock-Box.
          (c) Modifications to Contracts and Credit and Collection Policy. Such Seller Party will not, and will not permit Transferors to, make any change to the Credit and Collection Policy that would be reasonably likely to adversely affect the collectibility of the Receivables. Except as provided in Section 8.2(d), the Servicer will not, and will not permit Transferors to, extend, amend or otherwise modify the terms of any Receivable or any Contract related thereto other than in accordance with the Credit and Collection Policy.
          (d) Sales, Liens. Seller will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any Receivable, Related Security or Collections, or upon or with respect to any Contract under which any Receivable arises, or any Lock-Box or Collection Account, or assign any right to receive income with respect thereto (other than, in each case, the creation of the interests therein in favor of the Administrative Agent and the Purchasers provided for herein), and Seller will defend the right, title and interest of the Administrative Agent and the Purchasers in, to and under any of the foregoing property, against all claims of third parties claiming through or under Seller or either Transferor. Seller will not create or suffer to exist any mortgage, pledge, security interest, encumbrance, lien, charge or other similar arrangement on any of its inventory, except as contemplated in an Inventory Facility Intercreditor Agreement.
          (e) Net Receivables Balance. At no time prior to the Amortization Date shall Seller permit the Net Receivables Balance to be less than an amount equal to the sum of (i) the Aggregate Capital plus (ii) the Aggregate Reserves.
          (f) Termination Date Determination. Seller will not designate the Termination Date (as defined in the Receivables Sale Agreement), or send any written notice to

24

Originator in respect thereof, without the prior written consent of the Administrative Agent, except with respect to the occurrence of such Termination Date arising pursuant to Section 5.1(d) of the Receivables Sale Agreement.
          (g) Restricted Junior Payments. During the continuation of any Amortization Event, Seller will not make any Restricted Junior Payment if, after giving effect thereto, Seller would fail to meet its obligations set forth in Section 7.2(e).
          (h) Collection Accounts not Subject to Collection Account Agreement. At any time after the 30th day following the first day of a Level Three Enhancement Period, such Seller Party will not, and will not permit Transferors to, direct any Collections to be remitted to any Collection Account not subject at all times to a Collection Account Agreement.
          (i) Commingling. Such Seller Party shall not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box or Collection Account cash or cash proceeds other than Collections and Securitization Charge Collections.
          (j) Servicing Agreement. Without the consent of the Administrative Agent, Servicer will not amend, modify or waive any term or condition of (i) Section 3.02 or Section 5.04 of the Servicing Agreement, (ii) Annex 2 to the Servicing Agreement, (iii) the definition of the term “Securitization Charges”, “Securitization Charge Collections” or “Transferred Securitization Property” in the Servicing Agreement or (iv) to the extent relating to any of the foregoing, any definition used directly or indirectly in any of the foregoing terms or conditions.
ARTICLE VIII
ADMINISTRATION AND COLLECTION
          Section 8.1 Designation of Servicer. (a) The servicing, administration and collection of the Receivables shall be conducted by such Person (the “Servicer”) so designated from time to time in accordance with this Section 8.1. Consumers is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms of this Agreement. The Administrative Agent may at any time designate as Servicer any Person to succeed Consumers or any successor Servicer.
          (b) Without the prior written consent of the Administrative Agent and the Required Financial Institutions, Consumers shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) Seller and (ii) with respect to certain delinquent Receivables, outside collection agencies in accordance with its customary practices. Seller shall not be permitted to further delegate to any other Person any of the duties or responsibilities of the Servicer delegated to it by Consumers. If at any time the Administrative Agent shall designate as Servicer any Person other than Consumers, all duties and responsibilities theretofore delegated by Consumers to Seller may, at the discretion of the Administrative Agent, be terminated forthwith on notice given by the Administrative Agent to Consumers and to Seller.

25

          (c) Notwithstanding any delegation by Consumers pursuant to the foregoing subsection (b), (i) Consumers shall be and remain primarily liable to the Administrative Agent and the Purchasers for the full and prompt performance of all duties and responsibilities of the Servicer hereunder and (ii) the Administrative Agent and the Purchasers shall be entitled to deal exclusively with Consumers in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder. The Administrative Agent and the Purchasers shall not be required to give notice, demand or other communication to any Person other than Consumers in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. Consumers, at all times that it is the Servicer, shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.
          Section 8.2 Duties of Servicer. (a) The Servicer shall take or cause to be taken all such actions as may be necessary or advisable to collect each Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy.
          (b) The Servicer will instruct all Obligors to pay all Collections and all Securitization Charge Collections directly to a Lock-Box or Collection Account. The Servicer shall effect (i) except as agreed to between the Servicer and the Administrative Agent (such agreement not to be unreasonably withheld), a Collection Account Agreement substantially in the form of Exhibit VI with each bank maintaining a Collection Account at any time and (ii) a P.O. Box Transfer Notice substantially in the form of Exhibit XI with respect to each Lock-Box. In the case of any remittances received in any Lock-Box or Collection Account that shall have been identified, to the satisfaction of the Servicer, to not constitute Collections or other proceeds of the Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances. From and after the date the Administrative Agent delivers to any Collection Bank a Collection Notice pursuant to Section 8.3, the Administrative Agent may request that the Servicer, and the Servicer thereupon promptly shall instruct all Obligors with respect to the Receivables, to remit all payments thereon to a new depositary account specified by the Administrative Agent and, at all times thereafter, Seller and the Servicer shall not deposit or otherwise credit, and shall not permit any other Person to deposit or otherwise credit to such new depositary account any cash or payment item other than Collections.
          (c) The Servicer shall administer the Collections in accordance with the procedures described herein and in Article II. The Servicer shall set aside and hold in trust for the account of Seller and the Purchasers their respective shares of the Collections in accordance with Article II. The Servicer shall, upon the request of the Administrative Agent, segregate, in a manner acceptable to the Administrative Agent, all cash, checks and other instruments received by it from time to time constituting Collections from the general funds of the Servicer or Seller prior to the remittance thereof in accordance with Article II. If the Servicer shall be required to segregate Collections pursuant to the preceding sentence, the Servicer shall segregate and deposit with a bank designated by the Administrative Agent such allocable share of Collections of Receivables set aside for the Purchasers on the first Business Day following receipt by the Servicer of such Collections, duly endorsed or with duly executed instruments of transfer.

26

          (d) The Servicer may, in accordance with the Credit and Collection Policy, extend the maturity of any Receivable or adjust the Outstanding Balance of any Receivable as the Servicer determines to be appropriate to maximize Collections thereof; provided, however, that such extension or adjustment shall not alter the status of such Receivable as a Delinquent Receivable or Charged-Off Receivable or limit the rights of the Administrative Agent or the Purchasers under this Agreement. Notwithstanding anything to the contrary contained herein, the Administrative Agent shall have the absolute and unlimited right to direct the Servicer to commence or settle any legal action with respect to any Receivable or to foreclose upon or repossess any Related Security.
          (e) The Servicer shall hold in trust for Seller and the Purchasers all Records that (i) evidence or relate to the Receivables, the related Contracts and Related Security or (ii) are otherwise necessary or desirable to collect the Receivables and shall, as soon as practicable upon demand of the Administrative Agent, deliver or make available to the Administrative Agent all such Records, at a place selected by the Administrative Agent. The Servicer shall, as soon as practicable following receipt thereof turn over to Seller any cash collections or other cash proceeds received with respect to Indebtedness not constituting Receivables. The Servicer shall, from time to time at the request of any Purchaser, furnish to the Purchasers (promptly after any such request) a calculation of the amounts set aside for the Purchasers pursuant to Article II.
          (f) Any payment by an Obligor in respect of any indebtedness owed by it to a Transferor or Seller shall, except as otherwise specified by such Obligor or otherwise required by contract or law, be applied as a Collection of any Receivable of such Obligor (starting with the oldest such Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.
          Section 8.3 Collection Notices. The Administrative Agent is authorized at any time (i) when an Amortization Event exists or (ii) during a Level Three Enhancement Period, to date and to deliver to the Collection Banks the Collection Notices. Seller hereby transfers to the Administrative Agent for the benefit of the Purchasers, effective when the Administrative Agent delivers such notice, the exclusive ownership and control of each Collection Account and control of each Lock-Box. In case any authorized signatory of Seller whose signature appears on a Collection Account Agreement shall cease to have such authority before the delivery of such notice, such Collection Notice shall nevertheless be valid as if such authority had remained in force. Seller hereby authorizes the Administrative Agent, and agrees that the Administrative Agent shall be entitled (i) when an Amortization Event exists or (ii) during a Level Three Enhancement Period to (A) endorse Seller’s name on checks and other instruments representing Collections, (B) enforce the Receivables, the related Contracts and the Related Security and (C) take such action as shall be necessary or desirable to cause all cash, checks and other instruments constituting Collections of Receivables to come into the possession of the Administrative Agent rather than Seller.
          Section 8.4 Responsibilities of Seller. Anything herein to the contrary notwithstanding, the exercise by the Administrative Agent and the Purchasers of their rights hereunder shall not release the Servicer, any Transferor or Seller from any of their duties or obligations with respect to any Receivables or under the related Contracts. Neither the

27

Administrative Agent nor the Purchasers shall have any obligation or liability with respect to any Receivables or related Contracts, nor shall any of them be obligated to perform the obligations of Seller.
          Section 8.5 Reports. The Servicer shall prepare and forward to the Administrative Agent (i) on the tenth (10th) Business Day of each month and at such times as the Agent shall request, a Monthly Report and (ii) at such times as the Administrative Agent shall reasonably request, an aging of Receivables.
          Section 8.6 Servicing Fees. In consideration of Consumers’ agreement to act as Servicer hereunder, the Purchasers hereby agree that, so long as Consumers shall continue to perform as Servicer hereunder, Seller shall pay over to Consumers a fee (the “Servicing Fee”) on the first calendar day of each month, in arrears for the immediately preceding month, equal to 1.0% per annum of the average aggregate Outstanding Balance of all Receivables during such period, as compensation for its servicing activities.
ARTICLE IX
AMORTIZATION EVENTS
          Section 9.1 Amortization Events. The occurrence of any one or more of the following events shall constitute an Amortization Event:
          (a) Any Seller Party shall fail (i) (A) during a Level One Enhancement Period, to make any payment or deposit required hereunder when due and such failure shall continue for two (2) Business Days and (B) during a Level Two Enhancement Period or a Level Three Enhancement Period, to make any payment or deposit required hereunder when due and such failure shall continue for one (1) Business Day, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph (a) and Section 9.1(b) through (k)) and such failure shall continue for five (5) consecutive Business Days or a “Servicer Default” shall occur under (and as such term is defined in) the Servicing Agreement.
          (b) Any representation, warranty, certification or statement made by any Seller Party in this Agreement, any other Transaction Document or in any other document delivered pursuant hereto or thereto shall prove to have been (i) with respect to any representations, warranties, certifications or statements which contain a materiality qualifier, incorrect in any respect when made or deemed made and (ii) with respect to any representations, warranties, certifications or statements which do not contain a materiality qualifier, incorrect in any material respect when made or deemed made.
          (c) (i) Failure of Seller to pay any Indebtedness when due or the failure of Servicer to pay Indebtedness when due in excess of $25,000,000 and such failure shall continue after any applicable grace period; or (ii) the default by any Seller Party in the performance of any term, provision or condition contained in any agreement under which any such Indebtedness was created or is governed, the effect of which is to cause, or to permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated maturity, unless the

28

obligor under or holder of such Indebtedness shall have waived in writing such circumstance, or such circumstance has been cured so that such circumstance is no longer continuing; or (iii) any such Indebtedness of any Seller Party shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the date of maturity thereof; or (iv) any Indenture Event of Default shall occur.
          (d) (i) Any Seller Party shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors; or (ii) any proceeding shall be instituted by or against any Seller Party seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), any such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur or (iii) any Seller Party shall take any corporate action to authorize any of the actions set forth in clauses (i) or (ii) above in this subsection (d).
          (e) Seller shall fail to comply with the terms of Section 2.7 hereof.
          (f) As at the end of any Accrual Period, (i) the average of the Dilution Ratios as of the end of such Accrual Period and the two preceding Accrual Periods shall exceed 2.75%, (ii) the average of the Default Ratios as of the end of such Accrual Period and the two preceding Accrual Periods shall exceed 3.50%, (iii) the average of the Past Due Ratios as of the end of such Accrual Period and the two preceding Accrual Periods shall exceed 7.25% and (iv) the average of the Days Sales Outstanding Ratios as of the end of such Accrual Period and the two preceding Accrual Periods shall exceed 55 days.
          (g) A Change of Control shall occur.
          (h) (i) One or more final judgments for the payment of money in an amount in excess of $10,000 shall be entered against Seller or (ii) one or more final judgments for the payment of money in an amount in excess of $25,000,000 in the aggregate, shall be entered against the Servicer on claims not covered by insurance or as to which the insurance carrier has denied its responsibility, and (i) enforcement proceedings have been commenced by any creditor upon any such judgment or (ii) such judgment shall continue unsatisfied and in effect for thirty (30) consecutive days without a stay of execution.
          (i) The “Termination Date” under and as defined in the Receivables Sale Agreement shall occur under the Receivables Sale Agreement or Originator shall for any reason cease to transfer Receivables to Seller under the Receivables Sale Agreement.

29

          (j) This Agreement shall terminate in whole or in part (except in accordance with its terms), or shall cease to be effective or to be the legally valid, binding and enforceable obligation of Seller, or the Administrative Agent for the benefit of the Purchasers shall cease to have a valid and perfected first priority security interest in the Receivables, the Related Security and the Collections with respect thereto and the Specified Accounts.
          (k) Either of the following events shall occur: (i) Consumers shall fail to maintain a ratio of Total Consolidated Debt to Total Consolidated Capitalization of not greater than 0.65 to 1.0 or (ii) Consumers shall permit the ratio, determined as of the end of each of its fiscal quarters for the then most-recently ended four fiscal quarters, of (A) Consolidated EBIT to (B) Consolidated Interest Expense to be less than 2.0 to 1.0. Defined terms used in this Section 9.1(k) shall have the meanings given to such terms in Schedule C.
          (l) Any term or provision of the Securitization Charge Sale Agreement or the Servicing Agreement shall be amended, waived or otherwise modified in any manner which, in the judgment of the Administrative Agent, has an adverse effect on the Administrative Agent’s or the Purchasers’ interests under this Agreement.
          (m) Originator shall fail to provide the Administrative Agent (as assignee of Buyer), within fifteen (15) days of the Closing Date, acknowledgement copies evidencing the filing of UCC-3 financing statements substantially in the form of Exhibit VII to the Receivables Sale Agreement amending the UCC-1 Financing Statements filed pursuant to the Supplement Indentures Sixty-Eighth through Seventy-Fifth, Seventy-Seventh, Seventy-Ninth, Eightieth, Eighty-Third, and Eighty-Seventh through Ninety.
          Section 9.2 Remedies. Upon the occurrence and during the continuation of an Amortization Event, the Administrative Agent may, or upon the direction of the Required Financial Institutions shall take any of the following actions: (i) replace the Person then acting as Servicer, (ii) declare the Amortization Date to have occurred, whereupon the Amortization Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by each Seller Party; provided, however, that upon the occurrence of an Amortization Event described in Section 9.1(d), the Amortization Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by each Seller Party, (iii) to the fullest extent permitted by applicable law, declare that the Default Fee shall accrue with respect to any of the Aggregate Unpaids outstanding at such time, (iv) deliver the Collection Notices to the Collection Banks and/or instruct the Postmaster General of the applicable Post Office to restrict access to the Lock-Boxes, and (v) notify Obligors of the Purchasers’ interest in the Receivables. The aforementioned rights and remedies shall be without limitation, and shall be in addition to all other rights and remedies of the Administrative Agent and the Purchasers otherwise available under any other provision of this Agreement, by operation of law, at equity or otherwise, all of which are hereby expressly preserved, including, without limitation, all rights and remedies provided under the UCC, all of which rights shall be cumulative.

30

ARTICLE X
INDEMNIFICATION
          Section 10.1 Indemnities by the Seller. Without limiting any other rights that the Administrative Agent or any Purchaser may have hereunder or under applicable law, Seller hereby agrees to indemnify (and pay upon demand to) the Administrative Agent and each Purchaser and their respective assigns, officers, directors, agents and employees (each an “Indemnified Party”) from and against any and all damages, losses, claims, taxes, liabilities, costs, expenses and for all other amounts payable, including reasonable attorneys’ fees (which attorneys may be employees of the Administrative Agent or such Purchaser) and disbursements (all of the foregoing being collectively referred to as “Indemnified Amounts”) awarded against or incurred by any of them arising out of or as a result of this Agreement or the acquisition, either directly or indirectly, by a Purchaser of an interest in the Receivables, excluding, however, in all of the foregoing instances:
     (a) Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;
     (b) Indemnified Amounts to the extent the same includes losses in respect of Receivables that are uncollectible on account of the insolvency, bankruptcy or lack of creditworthiness of the related Obligor; or
     (c) taxes imposed by the jurisdiction in which such Indemnified Party’s principal executive office is located, on or measured by the overall net income of such Indemnified Party to the extent that the computation of such taxes is consistent with the intended characterization for income tax purposes of the acquisition by the Purchasers of Purchaser Interests as a loan or loans by the Purchasers to Seller secured by the Receivables, the Related Security, the Collection Accounts and the Collections;
provided, however, that nothing contained in this sentence shall limit the liability of Seller or limit the recourse of the Purchasers to Seller for amounts otherwise specifically provided to be paid by Seller under the terms of this Agreement. Without limiting the generality of the foregoing indemnification, but subject to the exclusions in clauses (a), (b) and (c) above, Seller shall indemnify the Indemnified Parties for Indemnified Amounts (including, without limitation, losses in respect of uncollectible receivables, regardless of whether reimbursement therefor would constitute recourse to Seller) relating to or resulting from:
     (i) the failure of any Receivable included in the calculation of the Net Receivables Balance as an Eligible Receivable to be an Eligible Receivable at the time so included;
     (ii) any representation or warranty made by Seller, CRF I or Originator (or any officers of any such Person) under or in connection with this Agreement, any other Transaction Document or any other written information or report delivered by any such

31

Person pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;
     (iii) the failure by Seller, CRF I or Originator to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, or the nonconformity of any Receivable or Contract included therein with any such applicable law, rule or regulation, the violation of which shall cause the Receivables to be uncollectible or unenforceable by Seller, the Administrative Agent or the Purchasers in whole or in part, or any failure of CRF I or Originator to keep or perform any of its obligations, express or implied, with respect to any Contract;
     (iv) any failure of Seller, CRF I or Originator to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;
     (v) any products liability, personal injury or damage suit, or other similar claim arising out of or in connection with merchandise, insurance or services that are the subject of any Contract or any Receivable;
     (vi) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the provision of goods, electricity, gas or services related to such Receivable or the furnishing or failure to furnish such goods, electricity, gas or services;
     (vii) the commingling of Collections of Receivables at any time with other funds;
     (viii) any investigation, litigation or proceeding initiated by a party other than a Purchaser or the Administrative Agent related to or arising from this Agreement, any other Transaction Document, the Servicing Agreement or any other Basic Document (as defined in the Servicing Agreement), the transactions contemplated hereby, the use of the proceeds of an Incremental Purchase or a Reinvestment, the ownership of the Purchaser Interests or any other investigation, litigation or proceeding relating to Seller, CRF I or Originator in which any Indemnified Party becomes involved as a result of any of the transactions contemplated hereby, provided that Seller shall have no obligation to indemnify any Indemnified Party under this paragraph (viii) for Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification;
     (ix) any inability to litigate any claim against any Obligor in respect of any Receivable as a result of such Obligor being immune from civil and commercial law and suit on the grounds of sovereignty or otherwise from any legal action, suit or proceeding;

32

     (x) any Amortization Event described in Section 9.1(d);
     (xi) any failure of Seller to acquire and maintain legal and equitable title to, and ownership of any Receivable and the Related Security and Collections with respect thereto from the applicable Transferor, free and clear of any Adverse Claim (other than as created hereunder); or any failure of Seller to give reasonably equivalent value to a Transferor under the applicable Sale Agreement in consideration of the transfer by such Transferor of any Receivable, or any attempt by any Person to void such transfer under statutory provisions or common law or equitable action;
     (xii) any failure to vest and maintain vested in the Administrative Agent for the benefit of the Purchasers, or to transfer to the Administrative Agent for the benefit of the Purchasers, legal and equitable title to, and ownership of, a first priority perfected undivided percentage ownership interest (to the extent of the Purchaser Interests contemplated hereunder) or security interest in the Receivables, the Related Security and the Collections, free and clear of any Adverse Claim (except as created by the Transaction Documents);
     (xiii) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable, the Related Security and Collections with respect thereto, and the proceeds of any thereof, whether at the time of any Incremental Purchase or Reinvestment or at any subsequent time;
     (xiv) any action or omission by Seller (other than in accordance with or as contemplated by this Agreement or any other Transaction Document) which reduces or impairs the rights of the Administrative Agent or the Purchasers with respect to any Receivable and the Related Security and Collections with respect thereto or the value of any such Receivable and the Related Security and Collections with respect thereto; and
     (xv) any attempt by any Person to void any Incremental Purchase or Reinvestment hereunder under statutory provisions or common law or equitable action.
          Section 10.2 Indemnities by the Servicer. Without limiting any other rights that an Indemnified Party may have hereunder or under applicable law, the Servicer hereby agrees to indemnify each Indemnified Party from and against any and all Indemnified Amounts that may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or relating to:
          (a) any representation or warranty made by the Servicer (or any officers of Servicer) under or in connection with this Agreement, any other Transaction Document or any other written information or report delivered by the Servicer pursuant hereto or thereto, which shall have been false or incorrect when made or deemed made;
          (b) the failure by the Servicer to comply with any applicable law, rule or regulation with respect to any Receivable or Contract related thereto, the violation of which shall

33

cause the Receivables to be uncollectible or unenforceable by Seller, the Administrative Agent or the Purchasers in whole or in part;
          (c) any failure of Servicer to perform its duties, covenants or other obligations in accordance with the provisions of this Agreement or any other Transaction Document;
          (d) the commingling of Collections of Receivables at any time with other funds;
          (e) any action or omission by Servicer (other than in accordance with or as contemplated by this Agreement or any other Transaction Document) which reduces or impairs the rights of the Administrative Agent or the Purchasers with respect to any Receivable and the Related Security and Collections with respect thereto or the value of any Receivable and the Related Security and Collections with respect thereto; and
          (f) the failure of any Receivable treated as or represented by the Servicer to be an Eligible Receivable to be an Eligible Receivable at the time so treated or represented;
excluding, however, in all of the foregoing instances Indemnified Amounts to the extent a final judgment of a court of competent jurisdiction holds that such Indemnified Amounts resulted from gross negligence or willful misconduct on the part of the Indemnified Party seeking indemnification.
          Section 10.3 Increased Cost and Reduced Return. If after the date hereof, any Funding Source shall be charged any fee, expense or increased cost on account of the adoption of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy) or any change in any of the foregoing, or any change in the interpretation or administration thereof by any governmental authority, any central bank or any comparable agency charged with the interpretation or administration thereof, or compliance with any request or directive (whether or not having the force of law) of any such authority or agency (a “Regulatory Change”): (i) that subjects any Funding Source to any charge or withholding on or with respect to any Funding Agreement or a Funding Source’s obligations under a Funding Agreement, or on or with respect to the Receivables, or changes the basis of taxation of payments to any Funding Source of any amounts payable under any Funding Agreement (except for changes in the rate of tax on the overall net income of a Funding Source or taxes excluded by Section 10.1) or (ii) that imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of a Funding Source, or credit extended by a Funding Source pursuant to a Funding Agreement or (iii) that imposes any other condition the result of which is to increase the cost to a Funding Source of performing its obligations under a Funding Agreement, or to reduce the amount of any sum received or receivable by a Funding Source under a Funding Agreement or to require any payment calculated by reference to the amount of interests or loans held or interest received by it, then, upon presentation to the Seller of a certificate setting forth the basis for such determination and the additional amounts reasonably determined by the Administrative Agent to reasonably compensate such Funding Source for the period of up to 90 days prior to the date on which such certificate is delivered to Seller, Seller shall pay to the Administrative Agent, for the

34

benefit of the relevant Funding Source, such amounts charged to such Funding Source or such amounts to otherwise compensate such Funding Source for such increased cost or such reduction.
          Section 10.4 Other Costs and Expenses. Seller shall pay to the Administrative Agent and Conduit on demand all reasonable costs and out-of-pocket expenses in connection with the preparation, execution, delivery and administration of this Agreement, the transactions contemplated hereby and the other documents to be delivered hereunder, including without limitation, the reasonable cost of Conduit’s auditors auditing the books, records and procedures of Seller, reasonable fees and out-of-pocket expenses of legal counsel for Conduit and the Administrative Agent (which such counsel may be employees of Conduit or the Administrative Agent) with respect thereto and with respect to advising Conduit and the Administrative Agent as to their respective rights and remedies under this Agreement. Seller shall pay to the Administrative Agent on demand any and all reasonable costs and expenses of the Administrative Agent and the Purchasers, if any, including reasonable counsel fees and expenses in connection with the enforcement of this Agreement and the other documents delivered hereunder and in connection with any restructuring or workout of this Agreement or such documents (including any amendments hereto or thereto), or the administration of this Agreement following an Amortization Event.
ARTICLE XI
THE AGENT
          Section 11.1 Authorization and Action. Each Purchaser hereby designates and appoints Bank One to act as its agent hereunder and under each other Transaction Document, and authorizes the Administrative Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement and the other Transaction Documents together with such powers as are reasonably incidental thereto. The Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein or in any other Transaction Document, nor any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Administrative Agent shall be read into this Agreement or any other Transaction Document or otherwise exist for the Administrative Agent. In performing its functions and duties hereunder and under the other Transaction Documents, the Administrative Agent shall act solely as agent for the Purchasers and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for any Seller Party or any of such Seller Party’s successors or assigns. The Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement, any other Transaction Document or applicable law. The appointment and authority of the Administrative Agent hereunder shall terminate upon the indefeasible payment in full of all Aggregate Unpaids. Each Purchaser hereby authorizes the Administrative Agent to execute each of the UCC financing statements, the Intercreditor Agreement and such other Transaction Documents as may require the Administrative Agent’s signature on behalf of such Purchaser (the terms of which shall be binding on such Purchaser).

35

          Section 11.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and each other Transaction Document by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.
          Section 11.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Transaction Document (except for its, their or such Person’s own gross negligence or willful misconduct), or (ii) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by any Seller Party contained in this Agreement, any other Transaction Document or any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement, or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or any other Transaction Document or any other document furnished in connection herewith or therewith, or for any failure of any Seller Party to perform its obligations hereunder or thereunder, or for the satisfaction of any condition specified in Article VI, or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith. The Administrative Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the properties, books or records of the Seller Parties. The Administrative Agent shall not be deemed to have knowledge of any Amortization Event or Potential Amortization Event unless the Administrative Agent has received notice of such Amortization Event or Potential Amortization Event from Seller or a Purchaser.
          Section 11.4 Reliance by Administrative Agent. The Administrative Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Seller), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless it shall first receive such advice or concurrence of Conduit or the Required Financial Institutions or all of the Purchasers, as applicable, as it deems appropriate and it shall first be indemnified to its satisfaction by the Purchasers, provided that unless and until the Administrative Agent shall have received such advice, the Administrative Agent may take or refrain from taking any action, as the Administrative Agent shall deem advisable and in the best interests of the Purchasers. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of Conduit or the Required Financial Institutions or all of the Purchasers, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers.
          Section 11.5 Non-Reliance on Administrative Agent and Other Purchasers. Each Purchaser expressly acknowledges that neither the Administrative Agent, nor any of its

36

officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including, without limitation, any review of the affairs of any Seller Party, shall be deemed to constitute any representation or warranty by the Administrative Agent. Each Purchaser represents and warrants to the Administrative Agent that it has and will, independently and without reliance upon the Administrative Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.
          Section 11.6 Reimbursement and Indemnification. The Financial Institutions agree to reimburse and indemnify the Administrative Agent and its officers, directors, employees, representatives and agents ratably according to their Pro Rata Shares, to the extent not paid or reimbursed by the Seller Parties (i) for any amounts for which the Administrative Agent, acting in its capacity as Administrative Agent, is entitled to reimbursement by the Seller Parties hereunder and (ii) for any other expenses incurred by the Administrative Agent, in its capacity as Administrative Agent and acting on behalf of the Purchasers, in connection with the administration and enforcement of this Agreement and the other Transaction Documents.
          Section 11.7 Administrative Agent in its Individual Capacity. The Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Seller or any Affiliate of Seller as though the Administrative Agent were not the Administrative Agent hereunder. With respect to the acquisition of Purchaser Interests pursuant to this Agreement, the Administrative Agent shall have the same rights and powers under this Agreement in its individual capacity as any Purchaser and may exercise the same as though it were not the Administrative Agent, and the terms “Financial Institution,” “Purchaser,” “Financial Institutions” and “Purchasers” shall include the Administrative Agent in its individual capacity.
          Section 11.8 Successor Administrative Agent. The Administrative Agent may, upon five (5) days’ notice to Seller and the Purchasers, and the Administrative Agent will, upon the direction of all of the Purchasers (other than the Administrative Agent, in its individual capacity) resign as Administrative Agent. If the Administrative Agent shall resign, then the Required Financial Institutions during such five-day period shall appoint from among the Purchasers a successor agent. If for any reason no successor Administrative Agent is appointed by the Required Financial Institutions during such five-day period, then effective upon the termination of such five day period, the Purchasers shall perform all of the duties of the Administrative Agent hereunder and under the other Transaction Documents and Seller and the Servicer (as applicable) shall make all payments in respect of the Aggregate Unpaids directly to the applicable Purchasers and for all purposes shall deal directly with the Purchasers. After the effectiveness of any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Transaction Documents and the provisions of this Article XI and Article X shall continue in effect for its benefit with respect to any actions taken or omitted to be

37

taken by it while it was Administrative Agent under this Agreement and under the other Transaction Documents.
ARTICLE XII
ASSIGNMENTS; PARTICIPATIONS
          Section 12.1 Assignments. (a) Seller and each Financial Institution hereby agree and consent to the complete or partial assignment by each Conduit of all or any portion of its rights under, interest in, title to and obligations under this Agreement (i) to the Financial Institutions pursuant to this Agreement or pursuant to the Liquidity Agreement, (ii) to any other issuer of commercial paper notes sponsored or administered by Bank One or (iii) to any other Person; provided that, except (A) after the occurrence and during the continuation of an Amortization Event or (B) during a Level Two Enhancement Period or a Level Three Enhancement Period, such Conduit may not make any such assignment pursuant to this clause (iii), except in the event that the circumstances described in Section 12.1(c) occur, without the consent of the Seller (which consent shall not be unreasonably withheld or delayed). Upon such assignment, such Conduit shall be released from its obligations so assigned. Further, Seller and each Financial Institution hereby agree that any assignee of Conduit of this Agreement or all or any of the Purchaser Interests of Conduit shall have all of the rights and benefits under this Agreement as if the term “Conduit” explicitly referred to such party, and no such assignment shall in any way impair the rights and benefits of Conduit hereunder. Neither Seller nor the Servicer shall have the right to assign its rights or obligations under this Agreement.
          (b) Any Financial Institution may at any time and from time to time assign to one or more Persons (“Purchasing Financial Institutions”) all or any part of its rights and obligations under this Agreement pursuant to an assignment agreement, substantially in the form set forth in Exhibit VII hereto (the “Assignment Agreement”) executed by such Purchasing Financial Institution and such selling Financial Institution, provided, that an assignment made by an Affected Financial Institution pursuant to paragraph (c) below may occur at any time. The consent of Conduit and, other than (A) after the occurrence and during the continuation of an Amortization Event or (B) during a Level Two Enhancement Period or a Level Three Enhancement Period, the Seller (such consent not to be unreasonably withheld) shall be required prior to the effectiveness of any such assignment. Notwithstanding the foregoing, an assignment made by an Affected Financial Institution pursuant to paragraph (c) below may occur without the consent of Seller; provided that if the Affected Financial Institution is not Bank One or an Affiliate of Bank One, the Administrative Agent agrees to use reasonable efforts to choose an assignee of such Affected Financial Institution that is acceptable to Seller; provided further however, that if the Administrative Agent and Seller do not agree on such an assignee within ten (10) Business Days after such Affected Financial Institution becomes an Affected Financial Institution, the Administrative Agent may choose an assignee in its sole discretion. Each assignee of a Financial Institution must (i) have a short-term debt rating of A-1 or better by S&P and P-1 by Moody’s and (ii) agree to deliver to the Administrative Agent, promptly following any request therefor by the Administrative Agent or Conduit, an enforceability opinion in form and substance satisfactory to the Administrative Agent and Conduit. Upon delivery of the executed Assignment Agreement to the Administrative Agent, such selling Financial Institution

38

shall be released from its obligations hereunder to the extent of such assignment. Thereafter the Purchasing Financial Institution shall for all purposes be a Financial Institution party to this Agreement and shall have all the rights and obligations of a Financial Institution under this Agreement to the same extent as if it were an original party hereto and no further consent or action by Seller, the Purchasers or the Administrative Agent shall be required.
          (c) Each of the Financial Institutions agrees that in the event that it shall cease to have a short-term debt rating of A-1 or better by S&P and P-1 by Moody’s (an “Affected Financial Institution”), such Affected Financial Institution shall be obligated, at the request of Conduit or the Administrative Agent, to assign all of its rights and obligations hereunder to (x) another Financial Institution or (y) another funding entity nominated by the Administrative Agent and acceptable to Conduit, and willing to participate in this Agreement through the Liquidity Termination Date in the place of such Affected Financial Institution; provided that the Affected Financial Institution receives payment in full, pursuant to an Assignment Agreement, of an amount equal to such Financial Institution’s Pro Rata Share of the Aggregate Capital and Yield owing to the Financial Institutions and all accrued but unpaid fees and other costs and expenses payable in respect of its Pro Rata Share of the Purchaser Interests of the Financial Institutions.
          Section 12.2 Participations. Any Financial Institution may, in the ordinary course of its business at any time sell to one or more Persons (each a “Participant”) participating interests in its Pro Rata Share of the Purchaser Interests of the Financial Institutions, its obligation to pay Conduit its Acquisition Amounts or any other interest of such Financial Institution hereunder. Notwithstanding any such sale by a Financial Institution of a participating interest to a Participant, such Financial Institution’s rights and obligations under this Agreement shall remain unchanged, such Financial Institution shall remain solely responsible for the performance of its obligations hereunder, and Seller, Conduit and the Administrative Agent shall continue to deal solely and directly with such Financial Institution in connection with such Financial Institution’s rights and obligations under this Agreement. Each Financial Institution agrees that any agreement between such Financial Institution and any such Participant in respect of such participating interest shall not restrict such Financial Institution’s right to agree to any amendment, supplement, waiver or modification to this Agreement, except for any amendment, supplement, waiver or modification described in Section 13.1(b)(i).
          Section 12.3 Extension of Liquidity Termination Date. The Seller may advise the Administrative Agent in writing of its desire to extend the Liquidity Termination Date for an additional 364 days, provided such request is made not more than 90 days prior to, and not less than 60 days prior to, the then current Liquidity Termination Date. The Administrative Agent, upon being so advised by the Seller, shall promptly notify each Financial Institution of any such request and each such Financial Institution shall notify the Administrative Agent and the Seller of its decision to accept or decline the request for such extension no later than 30 days prior to the then current Liquidity Termination Date (it being understood that each Financial Institution may accept or decline such request in its sole discretion and on such terms as it may elect, and the failure to so notify the Administrative Agent and the Seller shall be deemed an election not to extend by such Financial Institution). In the event that at least one Financial Institution agrees to extend the Liquidity Termination Date, the Seller Parties, the Administrative Agent, the

39

extending Financial Institutions shall enter into such documents as such extending Financial Institutions may deem necessary or appropriate to reflect such extension, and all reasonable costs and expenses incurred by such Financial Institutions and the Administrative Agent (including reasonable attorneys’ fees) shall be paid by the Seller. In the event that any Financial Institution declines the request to extend the Liquidity Termination Date (each such Financial Institution being referred to herein as a “Non-Renewing Financial Institution”), and, in the case of a Non-Renewing Financial Institution described in clause (a), the Commitment of such Non-Renewing Financial Institution is not assigned to another Person in accordance with the terms of this Article XII prior to the then current Liquidity Termination Date, the Purchase Limit shall be reduced by an amount equal to each such Non-Renewing Financial Institution’s Commitment on the then current Liquidity Termination Date.
          Section 12.4 Terminating Financial Institutions.
          (a) Any Affected Financial Institution or Non-Renewing Financial Institution which has not assigned its rights and obligations hereunder if requested pursuant to this Article XII shall be a “Terminating Financial Institution” for purposes of this Agreement as of the then current Liquidity Termination Date (or, in the case of any Affected Financial Institution, such earlier date as declared by the Administrative Agent).
          (b) The Commitment of any Financial Institution shall terminate on the date it becomes a Terminating Financial Institution. Upon reduction to zero of the Capital of all of the Purchaser Interests of a Terminating Financial Institution (after application of Collections thereto pursuant to Sections 2.2 and 2.4) all rights and obligations of such terminating Financial Institution hereunder shall be terminated and such terminating Financial Institution shall no longer be a “Financial Institution” hereunder; provided, however, that the provisions of Article X shall continue in effect for its benefit with respect to Purchaser Interests or the Commitment held by such Terminating Financial Institution prior to its termination as a Financial Institution.
ARTICLE XIII
MISCELLANEOUS
          Section 13.1 Waivers and Amendments. (a) No failure or delay on the part of the Administrative Agent or any Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.
          (b) No provision of this Agreement may be amended, supplemented, modified or waived except in writing in accordance with the provisions of this Section 13.1(b). Conduit, Seller and the Administrative Agent, at the direction of the Required Financial Institutions, may enter into written modifications or waivers of any provisions of this Agreement, provided, however, that no such modification or waiver shall:

40

     (i) without the consent of each affected Purchaser, (A) extend the Liquidity Termination Date or the date of any payment or deposit of Collections by Seller or the Servicer, (B) reduce the rate or extend the time of payment of Yield (or any component thereof), (C) reduce any fee payable to the Administrative Agent for the benefit of the Purchasers, (D) except pursuant to Article XII hereof, change the amount of the Capital of any Purchaser, any Financial Institution’s Pro Rata Share (except as may be required pursuant to the Liquidity Agreement) or any Financial Institution’s Commitment, (E) amend, modify or waive any provision of the definition of Required Financial Institutions, this Section 13.1(b) or Section 9.1, (F) consent to or permit the assignment or transfer by Seller of any of its rights and obligations under this Agreement, (G) change the definition of “Applicable Maximum Purchaser Interest,” “Applicable Stress Factor,” “Dilution Percentage,” “Dilution Reserve,” “Eligible Receivable,” “Level One Enhancement Period,” “Level Two Enhancement Period,” “Level Three Enhancement Period,” “Loss Reserve,” “Loss Percentage,” “Yield and Servicer Fee Reserve,” or “Yield and Servicer Fee Percentage,” or (H) amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (A) through (G) above in a manner that would circumvent the intention of the restrictions set forth in such clauses; or
     (ii) without the written consent of the then Administrative Agent, amend, modify or waive any provision of this Agreement if the effect thereof is to affect the rights or duties of the Administrative Agent.
Any modification or waiver made in accordance with this Section 13.1 shall apply to each of the Purchasers equally and shall be binding upon Seller, the Purchasers and the Administrative Agent.
          Section 13.2 Notices. Except as provided in this Section 13.2, all communications and notices provided for hereunder shall be in writing (including bank wire, telecopy or electronic facsimile transmission or similar writing) and shall be given to the other parties hereto at their respective addresses or telecopy numbers set forth on the signature pages hereof or at such other address or telecopy number as such Person may hereafter specify for the purpose of notice to each of the other parties hereto. Each such notice or other communication shall be effective if given by facsimile transmission, upon confirmation of receipt thereof, if given by mail, three (3) Business Days after the time such communication is deposited in the mail with first class postage prepaid or if given by any other means, when received at the address specified in this Section 13.2. Seller and Servicer hereby authorize the Administrative Agent to effect purchases and Tranche Period and Bank Rate selections based on telephonic notices made by any Person whom the Administrative Agent in good faith believes to be acting on behalf of Seller. Seller agrees to deliver promptly to the Administrative Agent a written confirmation of each telephonic notice signed by an authorized officer of Seller; provided, however, the absence of such confirmation shall not affect the validity of such notice. If the written confirmation differs from the action taken by the Administrative Agent, the records of the Administrative Agent shall govern absent manifest error.

41

          Section 13.3 Ratable Payments. If any Purchaser, whether by setoff or otherwise, has payment made to it with respect to any portion of the Aggregate Unpaids owing to such Purchaser (other than payments received pursuant to Section 10.3 or 10.4) in a greater proportion than that received by any other Purchaser entitled to receive a ratable share of such Aggregate Unpaids, such Purchaser agrees, promptly upon demand, to purchase for cash without recourse or warranty a portion of such Aggregate Unpaids held by the other Purchasers so that after such purchase each Purchaser will hold its ratable proportion of such Aggregate Unpaids; provided that if all or any portion of such excess amount is thereafter recovered from such Purchaser, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.
          Section 13.4 Protection of Ownership Interests of the Purchasers. (a) Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may be necessary or desirable, or that the Administrative Agent may request, to perfect, protect or more fully evidence the Purchaser Interests, or to enable the Administrative Agent or the Purchasers to exercise and enforce their rights and remedies hereunder. At any time after the occurrence and during the continuation of an Amortization Event, the Administrative Agent may, or the Administrative Agent may direct Seller or the Servicer to, notify the Obligors of Receivables, at Seller’s expense, of the ownership or security interests of the Purchasers under this Agreement and may also direct that payments of all amounts due or that become due under any or all Receivables be made directly to the Administrative Agent or its designee. Seller or the Servicer (as applicable) shall, at any Purchaser’s request, withhold the identity of such Purchaser in any such notification.
          (b) If any Seller Party fails to perform any of its obligations hereunder, the Administrative Agent or any Purchaser may (but shall not be required to), after providing notice to such Seller Party, perform, or cause performance of, such obligations, and the Administrative Agent’s or such Purchaser’s costs and expenses incurred in connection therewith shall be payable by Seller as provided in Section 10.4. Each Seller Party irrevocably authorizes the Administrative Agent at any time and from time to time in the sole discretion of the Administrative Agent, and appoints the Administrative Agent as its attorney-in-fact, to act on behalf of such Seller Party (i) to execute on behalf of Seller as debtor and to file financing statements necessary or desirable in the Administrative Agent’s sole discretion, after providing notice to such Seller Party, to perfect and to maintain the perfection and priority of the interest of the Purchasers in the Receivables and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Receivables as a financing statement in such offices as the Administrative Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Purchasers in the Receivables. This appointment is coupled with an interest and is irrevocable.
          Section 13.5 Confidentiality. (a) Each Seller Party and each Purchaser shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Administrative Agent and Conduit and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party and such Purchaser and its officers and employees may

42

disclose such information to such Seller Party’s and such Purchaser’s external accountants and attorneys and as required by any applicable law, regulation or order of any judicial, regulatory or administrative proceeding (whether or not having the force of law). Anything herein to the contrary notwithstanding, each Seller Party, each Purchaser, the Administrative Agent, each Indemnified Party and any successor or assign of any of the foregoing (and each employee, representative or other agent of any of the foregoing) may disclose to any and all Persons, without limitation of any kind, the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are or have been provided to any of the foregoing relating to such tax treatment or tax structure, and it is hereby confirmed that each of the foregoing have been so authorized since the commencement of discussions regarding the transactions.
          (b) Anything herein to the contrary notwithstanding, each Seller Party hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Administrative Agent, the Financial Institutions or Conduit by each other, (ii) by the Administrative Agent or the Purchasers to any prospective or actual assignee or participant of any of them and (iii) by the Administrative Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to Conduit or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Bank One acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information. In addition, the Purchasers and the Administrative Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).
          Section 13.6 Bankruptcy Petition. Seller, the Servicer, the Administrative Agent and each Financial Institution hereby covenants and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of Conduit, it will not institute against, or join any other Person in instituting against, Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.
          Section 13.7 Limitation of Liability. (a) No claim may be made by any party to this Agreement or any other Person against any other party hereto or any Financial Institution or their respective Affiliates, directors, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each party to this Agreement hereby waives, releases, and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor, except, with respect to any claim against any party hereto (other than the Conduit) arising due to such Person’s gross negligence or willful misconduct.

43

          (b) Notwithstanding any provisions contained in this Agreement or any other Transaction Document to the contrary, Conduit shall not be obligated to pay any amount pursuant to this Agreement or any other Transaction Document unless Conduit has excess cash flow from operations or has received funds which may be used to make such payment and which funds or excess cash flow are not required to repay any of Conduit’s Commercial Paper when due. Any amount which Conduit does not pay pursuant to the operation of the preceding sentence shall not constitute a claim against Conduit for any such insufficiency. The agreements in this section shall survive the termination of this Agreement and the other Transaction Documents.
          Section 13.8 CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
          Section 13.9 CONSENT TO JURISDICTION. EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AGREEMENT AND EACH SELLER PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY PURCHASER TO BRING PROCEEDINGS AGAINST ANY SELLER PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY SELLER PARTY AGAINST THE AGENT OR ANY PURCHASER OR ANY AFFILIATE OF THE AGENT OR ANY PURCHASER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY SUCH SELLER PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.
          Section 13.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

44

          Section 13.11 Integration; Binding Effect; Survival of Terms.
          (a) This Agreement and each other Transaction Document contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.
          (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms and shall remain in full force and effect until terminated in accordance with its terms; provided, however, that the rights and remedies with respect to (i) any breach of any representation and warranty made by any Seller Party pursuant to Article V, (ii) the indemnification and payment provisions of Article X, and Sections 13.5, 13.6 and 13.7 shall be continuing and shall survive any termination of this Agreement.
          Section 13.12 Counterparts; Severability; Section References. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Unless otherwise expressly indicated, all references herein to “Article,” “Section,” “Schedule” or “Exhibit” shall mean articles and sections of, and schedules and exhibits to, this Agreement.
          Section 13.13 Bank One Roles. Each of the Financial Institutions acknowledges that Bank One acts, or may in the future act, (i) as administrative agent for Conduit or any Financial Institution, (ii) as issuing and paying agent for the Commercial Paper, (iii) to provide credit or liquidity enhancement for the timely payment for the Commercial Paper and (iv) to provide other services from time to time for Conduit or any Financial Institution (collectively, the “Bank One Roles”). Without limiting the generality of this Section 13.13, each Financial Institution hereby acknowledges and consents to any and all Bank One Roles and agrees that in connection with any Bank One Role, Bank One may take, or refrain from taking, any action that it, in its discretion, deems appropriate, including, without limitation, in its role as administrative agent for Conduit.
          Section 13.14 Characterization. (a) It is the intention of the parties hereto that each purchase hereunder shall constitute and be treated as an absolute and irrevocable sale, which purchase shall provide the applicable Purchaser with the full benefits of ownership of the applicable Purchaser Interest. Except as specifically provided in this Agreement, each sale of a Purchaser Interest hereunder is made without recourse to Seller; provided, however, that (i) Seller shall be liable to each Purchaser and the Administrative Agent for all representations, warranties, covenants and indemnities made by Seller pursuant to the terms of this Agreement, and (ii) such sale does not constitute and is not intended to result in an assumption by any

45

Purchaser or the Administrative Agent or any assignee thereof of any obligation of Seller, CRF I, Originator or any other Person arising in connection with the Receivables, the Related Security, or the related Contracts, or any other obligations of Seller, CRF I or Originator.
          (b) In addition to any ownership interest which the Administrative Agent may from time to time acquire pursuant hereto, Seller hereby grants to the Administrative Agent for the ratable benefit of the Purchasers a valid and perfected security interest in all of Seller’s right, title and interest in, to and under all Receivables now existing or hereafter arising, the Collections, each Lock-Box, each Collection Account, all Related Security, all other rights and payments relating to such Receivables, all of Seller’s rights, title and interest in, to and under the Sale Agreements (including, without limitation, (a) all rights to indemnification arising thereunder and (b) all UCC financing statements filed pursuant thereto), and all proceeds of any thereof and all other assets in which the Administrative Agent on behalf of the Purchasers has acquired, may hereafter acquire and/or purports to have acquired an interest under this Agreement prior to all other liens on and security interests therein to secure the prompt and complete payment of the Aggregate Unpaids. The Administrative Agent and the Purchasers shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative. The Seller hereby authorizes the Administrative Agent, within the meaning of 9-509 of any applicable enactment of the UCC, as secured party for the benefit of itself and of the Purchasers, to file, without the signature of the Seller, CRF I or Originator, as debtors, the UCC financing statements contemplated herein and under the Sale Agreements. The Administrative Agent shall promptly deliver a copy of any such UCC financing statements so filed to the Seller, provided that the Administrative Agent’s failure to deliver such copy shall not effect the validity of such filing.
          (c) In connection with Seller’s transfer of its right, title and interest in, to and under the Sale Agreements, from and after the occurrence of an Amortization Event and during the continuation thereof, the Seller agrees that the Administrative Agent shall have the right to enforce the Seller’s rights and remedies under the Sale Agreements, to receive all amounts payable thereunder or in connection therewith, to consent to amendments, modifications or waivers thereof, and to direct, instruct or request any action thereunder, but in each case without any obligation on the part of the Administrative Agent or any Purchaser or any of its or their respective Affiliates to perform any of the obligations of the Seller under the Sale Agreements. To the extent that the Seller enforces the Seller’s rights and remedies under the Sale Agreements, from and after the occurrence of an Amortization Event, and during the continuance thereof, the Administrative Agent shall have the exclusive right to direct such enforcement by the Seller.
          Section 13.15 Intercreditor Agreement. Each Purchaser hereby agrees to be bound by the terms of, and the Administrative Agent’s covenants, agreements, waivers and acknowledgements under, the Intercreditor Agreement.
[SIGNATURE PAGES FOLLOW]

46

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

CONSUMERS RECEIVABLES FUNDING II, LLC

By:	/s/ Laura L. Mountcastle
Name:	Laura L. Mountcastle
Title:	President

Address:	Consumers Receivables Funding II, LLC One Energy Plaza Jackson, Michigan 49201 FAX: (517) 788-8233

CONSUMERS ENERGY COMPANY, as Servicer

By:	/s/ Laura L. Mountcastle
Name:	Laura L. Mountcastle
Title:	Vice President

Address:	Consumers Energy Company One Energy Plaza Jackson, Michigan 49201 FAX: (517) 788-8233
Signature Page to Receivables Purchase Agreement

FALCON ASSET SECURITIZATION CORPORATION

By:	/s/ Leo V. Loughead
Leo V. Loughead, Authorized Signatory

Address:	c/o Bank One, NA (Main Office Chicago),
as Administrative Agent
Asset Backed Finance
Suite IL1-1729, 1-19
1 Bank One Plaza
Chicago, Illinois 60670-1729

FAX:	(312) 732-1844
Signature Page to Receivables Purchase Agreement

BANK ONE, NA (MAIN OFFICE CHICAGO), as a Financial
Financial Institution and as Administrative Agent

By:	/s/ Leo V. Loughead
Name:	Leo V. Loughead
Title:	Managing Director, Capital Markets

Address:	Bank One, NA (Main Office Chicago)
Asset Backed Finance
Suite IL1-1729, 1-19
1 Bank One Plaza
Chicago, Illinois 60670-1729

Fax:	(312) 732-3600
Signature Page to Receivables Purchase Agreement

EXHIBIT I
DEFINITIONS
          As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
          “Accrual Period” means each calendar month, provided that the initial Accrual Period hereunder means the period from (and including) the date of the initial purchase hereunder to (and including) the last day of the calendar month thereafter.
          “Administrative Agent” has the meaning set forth in the preamble to this Agreement.
          “Adverse Claim” means a lien, security interest, financing statement, charge or encumbrance, or other right or claim in, of or on any Person’s assets or properties in favor of any other Person.
          “Affected Financial Institution” has the meaning specified in Section 12.1(c).
          “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person or any Subsidiary of such Person. A Person shall be deemed to control another Person if the controlling Person owns 10% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.
          “Aggregate Capital” means, at any time, the aggregate amount of Capital of all Purchaser Interests outstanding on such date.
          “Aggregate Reduction” means any reduction to Aggregate Capital pursuant to Section 1.3.
          “Aggregate Reserves” means, at any time, the sum of the Loss Reserve, the Yield and Servicer Fee Reserve and the Dilution Reserve.
          “Aggregate Unpaids” means, at any time, an amount equal to the sum of all Aggregate Capital and all other unpaid Obligations (whether due or accrued) at such time.
          “Agreement” means this Receivables Purchase Agreement, as it may be amended or modified and in effect from time to time.
          “Amortization Date” means the earliest to occur of (i) the day on which any of the conditions precedent set forth in Section 6.2 are not satisfied, (ii) the Business Day immediately

Exh I - 1

prior to the occurrence of an Amortization Event set forth in Section 9.1(d), (iii) the Business Day specified in a written notice from the Administrative Agent following the occurrence of any other Amortization Event, (iv) the Liquidity Termination Date and (v) the date which is at least fifteen (15) Business Days after the Administrative Agent’s receipt of written notice from Seller that it wishes to terminate the facility evidenced by this Agreement, provided that any prepayment resulting from such declaration of the Amortization Date shall be subject to the provisions of Section 2.1.
          “Amortization Event” has the meaning specified in Article IX.
          “Applicable Margin” has the meaning set forth in the Fee Letter.
          “Applicable Maximum Purchaser Interest” means the percentage as set forth in the schedule below based upon the Monthly Report Coverage Period then in effect.

Monthly Report Coverage Period	Applicable Maximum Purchaser Interest
January	95%
February	92.5%
March	85%
April	85%
May	100%
June	100%
July	100%
August	95%
September	95%
October	100%
November	100%
December	100%
          “Applicable Stress Factor” means, at any time, the amount set forth below based on the Debt Rating of Consumers by each of S&P and Moody’s, respectively; provided, however, that (a) if the ratings established or deemed to have been established by S&P and Moody’s, respectively, fall within different levels, the Applicable Stress Factor will be based on

Exh I - 2

the lower of the two ratings and (b) if S&P or Moody’s (but not both) is then rating Consumers, the Applicable Stress Factor will be based on the single rating then in effect:

Debt Rating by S&P/Moody’s	Applicable Stress Factor
Greater than or equal to BBB-/Baa3	2.0
Less than BBB-/Baa3, but greater than or equal to BB/Ba2	2.25
Less than BB/Ba2 or unrated	2.5
          “Applicable Unbilled Receivables Limit” means (i) at any time during a Level One Enhancement Period, 50%, (ii) at any time during a Level Two Enhancement Period, 35%, and (iii) at any time during a Level Three Enhancement Period, 25%.
          “Assignment Agreement” has the meaning set forth in Section 12.1(b).
          “Bank One” means Bank One, NA (Main Office Chicago) in its individual capacity and its successors.
          “Bank Rate” means, the LIBO Rate or the Prime Rate, as applicable, with respect to each Purchaser Interest of the Financial Institutions and any Purchaser Interest of Conduit, an undivided interest in which has been assigned by Conduit to a Financial Institution pursuant to the Liquidity Agreement.
          “Billed Receivable” means a Receivable for which, as of the time of determination, an invoice addressed to the Obligor thereof has been sent.
          “Broken Funding Costs” means for any Tranche Period or any tranche period for Commercial Paper for any Purchaser Interest which: (i) has its Capital reduced without compliance by Seller with the notice requirements hereunder, (ii) does not become subject to an Aggregate Reduction following the delivery of any Reduction Notice, or (iii) is assigned under the Liquidity Agreement or terminated prior to the date on which it was originally scheduled to end, including by the written notice of Seller that it wishes to terminate the facility evidenced by this Agreement; an amount equal to the excess, if any, of (A) the Yield that would have accrued during the remainder of the Tranche Period or the tranche period for Commercial Paper determined by the Administrative Agent to relate to such Purchaser Interest (as applicable) subsequent to the date of such reduction, assignment or termination (or in respect of clause (ii) above, the date such Aggregate Reduction was designated to occur pursuant to the Reduction Notice) of the Capital of such Purchaser Interest if such reduction, assignment or termination had not occurred or such Reduction Notice had not been delivered, over (B) the sum of (x) to the extent all or a portion of such Capital is allocated to another Purchaser Interest, the amount of Yield actually accrued during the remainder of such period on such Capital for the new Purchaser Interest, and (y) to the extent such Capital is not allocated to another Purchaser Interest, the income, if any, actually received during the remainder of such period by the holder

Exh I - 3

of such Purchaser Interest from investing the portion of such Capital not so allocated. In the event that the amount referred to in clause (B) exceeds the amount referred to in clause (A), the relevant Purchaser or Purchasers agree to pay to Seller the amount of such excess. All Broken Funding Costs shall be due and payable hereunder upon demand.
          “Business Day” means any day on which banks are not authorized or required to close in New York, New York or Chicago, Illinois and The Depository Trust Company of New York is open for business, and, if the applicable Business Day relates to any computation or payment to be made with respect to the LIBO Rate, any day on which dealings in dollar deposits are carried on in the London interbank market.
          “Capital” of any Purchaser Interest means, at any time, (A) the Purchase Price of such Purchaser Interest, minus (B) the sum of the aggregate amount of Collections and other payments received by the Administrative Agent which in each case are applied to reduce such Capital in accordance with the terms and conditions of this Agreement; provided that such Capital shall be restored (in accordance with Section 2.6) in the amount of any Collections or other payments so received and applied if at any time the distribution of such Collections or payments are rescinded, returned or refunded for any reason.
          “Capital Pro Rata Share” means, for any Purchaser at any time, the amount of Capital allocated to the Purchaser Interests of such Purchaser at such time divided by the Aggregate Capital at such time.
          “Change of Control” means (a) with respect to Originator, the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 50% or more of the outstanding shares of voting stock of Originator and (b) with respect to Seller or CRF I, Originator’s failure to own, directly or indirectly, 100% of the issued and outstanding equity of the Seller.
          “Charged-Off Receivable” means a Receivable which, consistent with the Credit and Collection Policy, would be written off Seller’s books as uncollectible.
          “Closing Date” means May 22, 2003.
          “CMS Entity” has the meaning set forth in Section 7.1(i).
          “Collection Account” means each concentration account, depositary account, lock-box account or similar account in which any Collections are collected or deposited and which is listed on Exhibit IV.
          “Collection Account Agreement” means an agreement substantially in the form of Exhibit VI among CRF I, Servicer, Seller, the Administrative Agent and a Collection Bank.
          “Collection Bank” means, at any time, any of the banks holding one or more Collection Accounts.

Exh I - 4

          “Collection Notice” means a notice, in substantially the form of Annex A to Exhibit VI, from the Administrative Agent to a Collection Bank.
          “Collections” means, with respect to any Receivable, all cash collections and other cash proceeds in respect of such Receivable, including, without limitation, all yield, Finance Charges or other related amounts accruing in respect thereof and all cash proceeds of Related Security with respect to such Receivable.
          “Commercial Paper” means promissory notes of Conduit issued by Conduit in the commercial paper market.
          “Commitment” means, for each Financial Institution, the commitment of such Financial Institution to purchase Purchaser Interests from (i) Seller and (ii) Conduit, in an amount not to exceed (i) in the aggregate, the amount set forth opposite such Financial Institution’s name on Schedule A to this Agreement, as such amount may be modified in accordance with the terms hereof and (ii) with respect to any individual purchase hereunder, its Pro Rata Share of the Purchase Price therefor.
          “Conduit” has the meaning set forth in the preamble to this Agreement.
          “Concentration Limit” means, at any time, for any Obligor, 2% of the Outstanding Balance of all Eligible Receivables, or such other amount (a “Special Concentration Limit”) for such Obligor designated by the Administrative Agent; provided, that in the case of an Obligor and any Affiliate of such Obligor, the Concentration Limit shall be calculated as if such Obligor and such Affiliate are one Obligor; and provided, further, that Conduit or the Required Financial Institutions may, upon not less than three Business Days’ notice to Seller, cancel any Special Concentration Limit.
          “Consumers” means Consumers Energy Company, a Michigan corporation.
          “Contingent Obligation” of a Person means any agreement, undertaking or arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or application for a letter of credit.
          “Contract” means, with respect to any Receivable, the invoices and any instruments, agreements or other writings pursuant to which such Receivable arises or which evidences such Receivable.
          “CP Rate” means, for any Accrual Period for any Purchaser Interest owned by Conduit if and to the extent Conduit funds the Purchase or maintenance of its Purchaser Interest by the issuance of commercial paper notes during such Settlement Period, the per annum rate that reflects, for each day during such Settlement Period, the sum of (i) discount or yield accrued on Pooled Commercial Paper on such day, plus (ii) any and all accrued commissions in respect

Exh I - 5

of placement agents and Commercial Paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day, plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day, minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase facilities funded substantially with Pooled Commercial Paper, minus (v) any payment received on such day net of expenses in respect of Broken Funding Costs related to the prepayment of any Purchaser Interest of Conduit pursuant to the terms of any receivable purchase facilities funded substantially with Pooled Commercial Paper. In addition to the foregoing costs, if Seller shall request any Incremental Purchase during any period of time determined by the Administrative Agent in its sole discretion to result in an incrementally higher CP Rate applicable to such additional Purchase, the Capital associated with any such Incremental Purchase shall, during such period, be deemed to be funded by Conduit in a special pool (which may include capital associated with other receivable purchase facilities) for purposes of determining such higher CP Rate applicable only to such special pool and charged each day during such period against such Capital.
          “Credit and Collection Policy” means Originator’s credit and collection policies and practices relating to Contracts and Receivables existing on the date hereof and summarized in Exhibit VIII hereto, as modified from time to time in accordance with this Agreement, or as required under regulatory directive.
          “CRF I” means Consumers Receivables Funding, LLC, a Delaware limited liability company.
          “CRF I Agreement” means that certain Sale Agreement dated May 1, 2003 between CRF I and Seller, as the same may be amended, restated or otherwise modified from time to time.
          “Customer Deposits” means, at any time, the aggregate amount of cash deposits held by Consumers against Obligors’ accounts.
          “Days Sales Outstanding Ratio” means, for any Accrual Period, (i) the aggregate Outstanding Balance of all Receivables as of the last day of the Accrual Period ending one Accrual Period prior to such Accrual Period, divided by (ii) the aggregate amount of Collections received during such Accrual Period, multiplied by (iii) 30.
          “Debt Rating” means, at any time, the rating then assigned by S&P and/or Moody’s to the applicable entity’s senior secured long-term debt securities without third party credit enhancement.
          “Deemed Collections” means the aggregate of all amounts Seller shall have been deemed to have received as a Collection of a Receivable. Seller shall be deemed to have received a Collection of a Receivable to the extent that (i) the Outstanding Balance of any such Receivable is either (x) reduced as a result of any defective or rejected goods or services, any discount or any adjustment or otherwise by Seller (other than cash Collections on account of

Exh I - 6

such Receivable) or (y) reduced or canceled as a result of a setoff in respect of any claim by any Person (whether such claim arises out of the same or a related transaction or an unrelated transaction) or (ii) any of the representations or warranties in Article V are no longer true with respect to such Receivable.
          “Default Fee” means with respect to any amount due and payable by Seller (or required to be deposited by Servicer) in respect of any Aggregate Unpaids, an amount equal to the greater of (i) $1000 and (ii) interest on any such unpaid Aggregate Unpaids at a rate per annum equal to 2% above the Prime Rate.
          “Default Ratio” means, for any Accrual Period, a ratio (expressed as a percentage) equal to (i) the aggregate Outstanding Balance of all Billed Receivables which are more than sixty (60) and less than ninety-one (91) days past due as of the last day of the most recently ended Accrual Period plus all Charged-Off Receivables written off during such Accrual Period divided by (ii) the aggregate Original Balance of all Receivables originated during the Accrual Period which ended three Accrual Periods prior to such Accrual Period.
          “Delinquent Receivable” means a Billed Receivable as to which any payment, or part thereof, remains unpaid for sixty-one (61) days or more from the original due date for such payment.
          “Dilution Horizon Factor” means, at any time, a fraction, the numerator of which equals the sum of (a) the aggregate Original Balance of all Billed Receivables originated during the Accrual Period ending immediately prior to the last day of such Accrual Period and (b) the aggregate Original Balance of Unbilled Receivables as of the end of such Accrual Period, and the denominator of which equals the Net Receivables Balance as of the end of the most recently ended Accrual Period.
          “Dilution Percentage” means as of any date of determination the greater of (i) 6% and (ii) a percentage calculated in accordance with the following formula:
          DP = [(ASF x ADR) + [(HDR — ADR) x (HDR/ADR)]] x DHF
          where:

DP	=	the Dilution Percentage;

ADR	=	the average of the monthly Dilution Ratios occurring during the 12 most recent Accrual Periods;

ASF	=	Applicable Stress Factor;

HDR	=	the highest Dilution Ratio occurring during the 12 most recent Accrual Periods; and

DHF	=	the Dilution Horizon Factor at such time.
          “Dilution Ratio” means, for any Accrual Period, a percentage equal to (i) the aggregate amount of Dilutions which occurred during such Accrual Period less the positive difference, if any, between (a) the aggregate amount of debit adjustments which occurred during such Accrual Period and (b) the aggregate amount of debit adjustments relating to electric

Exh I - 7

wholesale customer sales during such Accrual Period, divided by (ii) the aggregate Original Balance of all Receivables generated by the Originator during such Accrual Period.
          “Dilution Reserve” means, at any time, an amount equal to the product of (a) the Net Receivables Balance as of the close of business on such date, times (b) the Dilution Percentage.
          “Dilutions” means, at any time or for any period, the aggregate amount of reductions or cancellations described in clause (i) of the definition of “Deemed Collections” provided, that for the month of March, 2002, “Dilutions” shall mean $7,000,000.
          “Eligible Receivable” means, at any time, a Receivable:
     (i) which is not a Charged-Off Receivable or a Delinquent Receivable,
     (ii) which by its terms is due and payable within 30 days of the original billing date therefor and has not had its payment terms extended,
     (iii) which is an “account” within the meaning of Section 9-102 of the UCC of all applicable jurisdictions,
     (iv) which is denominated and payable only in United States dollars in the United States,
     (v) the Obligor of which, if a natural person, maintains a service address in the United States, or if a corporation or other business organization, maintains a place of business in the United States,
     (vi) the Obligor of which is not an Affiliate of (i) any party hereto or (ii) Originator,
     (vii) which arises under a Contract which, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms subject to no offset, rescission, counterclaim or other defense, except as limited by bankruptcy, insolvency or other similar laws,
     (viii) which arises under a Contract which (A) does not require the Obligor under such Contract to consent to the transfer, sale or assignment of the rights to payment of Originator or any of its assignees under such Contract and (B) does not contain a confidentiality provision that purports to restrict the ability of any Purchaser to exercise its rights under this Agreement, including, without limitation, its right to review the Contract,
     (ix) which arises under a Contract that contains an obligation to pay a specified sum of money, contingent only upon the sale of goods, electricity or gas or provision of services by Originator and not by any other person (in whole or in part),

Exh I - 8

     (x) which, if an Unbilled Receivable, has been included on a Monthly Report as an Eligible Receivable during a period of not more than thirty-six (36) consecutive calendar days,
     (xi) which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including, without limitation, any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the Contract related thereto is in violation of any such law, rule or regulation,
     (xii) which satisfies in all material respects all applicable requirements of the applicable Credit and Collection Policy,
     (xiii) which was originated in the ordinary course of Originator’s business,
     (xiv) which is not subject to any right of rescission, set-off, counterclaim, any other defense (including defenses arising out of violations of usury laws) of the applicable Obligor against Originator or CRF I (it being understood that only a portion of a Receivable equal to the amount of such partial rescission, set-off, counterclaim or defense, if the amount of such partial rescission, set-off, counterclaim or defense can be quantified, shall be deemed not to be an Eligible Receivable) or any other Adverse Claim, and the Obligor thereon holds no right as against Originator or CRF I,
     (xv) as to which Originator has satisfied and fully performed all obligations on its part with respect to such Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the applicable Obligor, and
     (xvi) all right, title and interest to and in which has been validly transferred by the applicable Transferor directly to Seller under and in accordance with the applicable Sale Agreement, and Seller has good and marketable title thereto free and clear of any Adverse Claim.
          “EMPP Receivable” means a Receivable arising under an Obligor’s account which is subject to a balanced or levelized payment plan of Originator.
          “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
          “Excess Government Receivables Amount” means at any time, an amount equal to the positive difference, if any, between (i) the aggregate Outstanding Balance of the Eligible Receivables consisting of Government Receivables at such time and (ii) the Government Receivable Concentration Limit at such time.
          “Excess Non-Energy Receivables Amount” means at any time, an amount equal to the positive difference, if any, between (i) the sum of (A) the aggregate Original Balance of the Eligible Receivables consisting of Non-Energy Receivables originated during the

Exh I - 9

immediately preceding Accrual Period plus (B), without duplication of the amount set forth in clause (A), the aggregate amount of Finance Charges then due and owing with respect to all Eligible Receivables at such time and (ii) the Non-Energy Receivables Limit at such time.
          “Excess Unbilled Receivables Amount” means at any time, an amount equal to the positive difference, if any, between (i) the aggregate Outstanding Balance of the Eligible Receivables consisting of Unbilled Receivables as of the last day of the most recently ended Accrual Period and (ii) the product of (a) the Applicable Unbilled Receivables Limit at such time, multiplied by (b) the aggregate Outstanding Balance of all Receivables as of the last day of the most recently ended Accrual Period.
          “Excess WPP Receivables Amount” means, at any time, an amount equal to the positive difference, if any, between (i) the aggregate Outstanding Balance of the Eligible Receivables consisting of WPP Receivables as of the last day of the most recently ended Accrual Period and (ii) the WPP Limit at such time.
          “Federal Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as amended and any successor statute thereto.
          “Federal Funds Effective Rate” means, for any period, a fluctuating interest rate per annum for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:30 a.m. (New York time) for such day on such transactions received by Bank One from three federal funds brokers of recognized standing selected by it.
          “Fee Letter” means that certain letter agreement dated as of the date hereof among Seller, the Conduit and the Administrative Agent, as it may be amended or modified and in effect from time to time.
          “Finance Charges” means, with respect to a Contract, any finance, interest, late payment charges or similar charges owing by an Obligor pursuant to such Contract.
          “Financial Institutions” has the meaning set forth in the preamble in this Agreement.
          “Financing Order” means the financing order issued by the Michigan Public Service Commission on October 24, 2000, as amended.
          “Funding Agreement” means this Agreement and any agreement or instrument executed by any Funding Source with or for the benefit of Conduit (including the Liquidity Agreement).

Exh I - 10

          “Funding Source” means (i) any Financial Institution or (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to Conduit.
          “GAAP” means generally accepted accounting principles in the United States of America as in effect on the date hereof, applied on a basis consistent with those used in the preparation of the financial statements of Consumers for the period ending December 31, 2002 (except, for purposes of the financial statements required to be delivered pursuant to Sections 7.1, for changes concurred in by the Consumers’ independent public accountants).
          “Government Receivable” means a Receivable the Obligor of which is a federal, state or local government, or an agency, branch, division, district or other political subdivision thereof.
          “Government Receivable Concentration Limit” means, at any time, with respect to Government Receivables that are otherwise Eligible Receivables, an amount equal to the lesser of (A) $20,000,000 and (B) 5% of the aggregate Outstanding Balance of all Eligible Receivables at such time.
          “Incremental Purchase” means a purchase of one or more Purchaser Interests which increases the total outstanding Aggregate Capital hereunder.
          “Indebtedness” of a Person means such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property or services (other than accounts payable arising in the ordinary course of such Person’s business payable on terms customary in the trade), (iii) obligations, whether or not assumed, secured by liens or payable out of the proceeds or production from property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) capitalized lease obligations, (vi) net liabilities under interest rate swap, exchange or cap agreements, (vii) Contingent Obligations and (viii) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.
          “Independent Manager” has the meaning specified in the Limited Liability Company Agreement of the Seller.
          “Intercreditor Agreement” means the Intercreditor Agreement dated as of May 22, 2003 among Bank One, NA (Main Office Chicago), Falcon Asset Securitization Corporation, The Bank of New York, as trustee, Consumers Funding LLC, Consumers Receivables Funding II, LLC and Consumers Energy Company.
          “Inventory Facility Intercreditor Agreement” means an intercreditor agreement, in form and substance acceptable to the Administrative Agent, among the Seller, Servicer, Administrative Agent and any financial institutions, or agent thereof, providing to Consumers a credit facility secured by its inventory.
          “Level One Enhancement Period” means any period during which Consumers’ Debt Rating shall be BBB- or higher as rated by S&P and Baa3 or higher as rated by Moody’s.

Exh I - 11

          “Level Two Enhancement Period” means any period during which Consumers’ Debt Rating shall be lower than BBB- as rated by S&P or Baa3 as rated by Moody’s but higher than BB- by S&P and Ba3 by Moody’s.
          “Level Three Enhancement Period” means any period during which Consumers’ Debt Rating shall be BB- or lower as rated by S&P or Ba3 or lower as rated by Moody’s.
          “LIBO Rate” means the rate per annum equal to the sum of (i) (a) the applicable British Bankers’ Association Interest Settlement Rate for deposits in U.S. dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of the relevant Tranche Period, and having a maturity equal to such Tranche Period, provided that, (A) if Reuters Screen FRBD is not available to the Administrative Agent for any reason, the applicable LIBO Rate for the relevant Tranche Period shall instead be the applicable British Bankers’ Association Interest Settlement Rate for deposits in U.S. dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Tranche Period, and having a maturity equal to such Tranche Period, and (B) if no such British Bankers’ Association Interest Settlement Rate is available to the Administrative Agent, the applicable LIBO Rate for the relevant Tranche Period shall instead be the rate determined by the Administrative Agent to be the rate at which Bank One offers to place deposits in U.S. dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Tranche Period, in the approximate amount to be funded at the LIBO Rate and having a maturity equal to such Tranche Period, divided by (b) one minus the maximum aggregate reserve requirement (including all basic, supplemental, marginal or other reserves) which is imposed against the Administrative Agent in respect of Eurocurrency liabilities, as defined in Regulation D of the Board of Governors of the Federal Reserve System as in effect from time to time (expressed as a decimal), applicable to such Tranche Period plus (ii) the Applicable Margin. The LIBO Rate shall be rounded, if necessary, to the next higher 1/16 of 1%.
          “Liquidity Agreement” means the agreement entered into by Conduit with the Financial Institutions in connection herewith for the purpose of providing liquidity with respect to the Capital funded by Conduit under this Agreement.
          “Liquidity Termination Date” means May 20, 2004.
          “Lock-Box” means each postal box or code listed on Exhibit IV over which the Administrative Agent has been granted control pursuant to a P.O. Box Transfer Notice.
          “Loss Horizon Factor” means, at any time, a fraction, the numerator of which equals the sum of (a) the aggregate Original Balance of all Billed Receivables originated during the three Accrual Periods ending immediately prior to the last day of the most recently ended Accrual Period and (b) the aggregate Original Balance of Unbilled Receivables as of the last day of the most recently ended Accrual Period, and the denominator of which equals the Net Receivables Balance as of the end of the most recently ended Accrual Period.

Exh I - 12

          “Loss Percentage” means at any time the greater of (i) 8% and (ii) a percentage calculated in accordance with the following formula:
               LP = ASF x LHF x LR
          where:

ASF	=	Applicable Stress Factor;

LP	=	the Loss Percentage;

LHF	=	the Loss Horizon Factor; and

LR	=	the highest three month rolling average of the Loss Ratios occurring during the 12 most recent Accrual Periods.
          “Loss Ratio” means, at any time, a ratio (expressed as a percentage) equal to (i) the product of (a) the aggregate Outstanding Balance of all Billed Receivables which are more than sixty (60) and less than ninety-one (91) days past due as of the last day of the most recently ended Accrual Period plus all Charged-Off Receivables written off during such Accrual Period and (b) 0.5 divided by (ii) the aggregate Original Balance of all Receivables originated during the Accrual Period which ended three Accrual Periods prior to such Accrual Period.
          “Loss Reserve” means, at any time, an amount equal to the Loss Percentage multiplied by the Net Receivables Balance as of the close of business of the Servicer on such date.
          “Manager” has the meaning specified in the Limited Liability Company Agreement of the Seller.
          “Material Adverse Effect” means a material adverse effect on (i) the financial condition or operations of either Seller Party and its Subsidiaries, taken as a whole (except that a downgrade in any debt rating of either Seller Party or any of its Subsidiaries shall not by itself have any such material adverse effect), (ii) the ability of any Seller Party to perform its obligations under this Agreement or any other Transaction Document, (iii) the legality, validity or enforceability of this Agreement or any other Transaction Document, (iv) any Purchaser’s interest in the Receivables generally or in any significant portion of the Receivables, the Related Security or the Collections with respect thereto, or (v) the collectibility of the Receivables generally or of any material portion of the Receivables.
          “Monthly Report Coverage Period” means a period of time commencing on each due date for a Monthly Report and ending on the day occurring immediately prior to the due date for the next Monthly Report.
          “Monthly Report” means a report, in substantially the form of Exhibit IX hereto (appropriately completed), furnished by the Servicer to the Administrative Agent pursuant to Section 8.5.
          “Moody’s” means Moody’s Investors Service, Inc.

Exh I - 13

          “1945 Indenture” means that certain Indenture (as the same has been amended, restated, supplemented or otherwise modified from time to time) dated as of September 1, 1945 between Originator (formerly known as Consumers Power Company) and JPMorgan Chase Bank (as successor to City Bank Farmers Trust Company), as Trustee.
          “Non-Energy Receivable” means a Receivable arising from the sale of goods other than electricity or gas.
          “Non-Energy Receivables Limit” means, at any time, with respect to Non-Energy Receivables that are otherwise Eligible Receivables, an amount equal to the lesser of (A) $8,000,000 and (B) 2% of the aggregate Outstanding Balance of all Eligible Receivables at such time.
          “Net Receivables Balance” means, at any time, the aggregate Outstanding Balance of all Eligible Receivables at such time, minus the sum (without duplication) of (i) the aggregate amount by which the Outstanding Balance of all Eligible Receivables of each Obligor and its Affiliates exceeds the Concentration Limit for such Obligor, (ii) the Excess Unbilled Receivables Amount at such time, (iii) the aggregate Outstanding Balance of Unapplied Cash and Credits at such time, (iv) the Customer Deposits as such time, (v) the Unbilled Receivables Offset Amount at such time, (vi) the Excess Government Receivables Amount at such time, (vii) the Excess Non-Energy Receivables Amount at such time and (viii) the Excess WPP Receivables Amount at such time.
          “Non-Renewing Financial Institution” has the meaning set forth in Section 12.3.
          “Obligations” shall have the meaning set forth in Section 2.1.
          “Obligor” means a Person obligated to make payments pursuant to a Contract.
          “Original Balance” means, with respect to any Receivable, the Outstanding Balance of such Receivable on the date it was originated.
          “Originator” means Consumers, in its capacity as seller under the Receivables Sale Agreement.
          “Outstanding Balance” of any Receivable at any time means the then outstanding principal balance thereof.
          “Participant” has the meaning set forth in Section 12.2.
          “Past Due Ratio” means, for any Accrual Period, (i) the aggregate Outstanding Balance of all Receivables which are more than 60 days past due as of the last day of such Accrual Period divided by (ii) the aggregate Outstanding Balance of all Receivables.
          “Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

Exh I - 14

          “P.O. Box Transfer Notice” means an agreement substantially in the form of Exhibit XI, or such other agreement in form and substance reasonably acceptable to the Administrative Agent.
          “Pooled Commercial Paper” means Commercial Paper notes of Conduit subject to any particular pooling arrangement by Conduit, but excluding Commercial Paper issued by Conduit for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by Conduit.
          “Potential Amortization Event” means an event which, with the passage of time or the giving of notice, or both, would constitute an Amortization Event.
          “Prime Rate” means a per annum rate equal to the higher of (i) the “prime rate” announced by the Administrative Agent from time to time, changing when and as such rate changes or (ii) the Federal Funds Effective Rate plus .50%.
          “Proposed Reduction Date” has the meaning set forth in Section 1.3.
          “Pro Rata Share” means, for each Financial Institution, a percentage equal to (i) the Commitment of such Financial Institution, divided by (ii) the aggregate amount of all Commitments of all Financial Institutions hereunder, adjusted as necessary to give effect to any assignments pursuant to Article XII.
          “Purchase Limit” means $325,000,000, as such amount may be decreased in accordance with Section 1.1(b).
          “Purchase Notice” has the meaning set forth in Section 1.2.
          “Purchase Price” means, with respect to any Incremental Purchase of a Purchaser Interest, the amount paid to Seller for such Purchaser Interest which shall not exceed the least of the amount requested by Seller in the applicable Purchase Notice, the unused portion of the Purchase Limit on the applicable purchase date and the excess, if any, of the Net Receivables Balance (less the Aggregate Reserves) on the applicable purchase date over the aggregate outstanding amount of Aggregate Capital determined as of the date of the most recent Monthly Report, taking into account such proposed Incremental Purchase.
          “Purchasers” means Conduit and each Financial Institution.
          “Purchaser Interest” means, at any time, an undivided percentage ownership interest (computed as set forth below) associated with a designated amount of Capital, selected pursuant to the terms and conditions hereof in (i) each Receivable arising prior to the time of the most recent computation or recomputation of such undivided interest, (ii) all Related Security with respect to each such Receivable, and (iii) all Collections with respect to, and other proceeds of, each such Receivable. Each such undivided percentage interest shall equal:

Exh I - 15

C
NRB — AR

where:

C	=	the Capital of such Purchaser Interest.

AR	=	the Aggregate Reserves.

NRB	=	the Net Receivables Balance.
Such undivided percentage ownership interest shall be initially computed on its date of purchase. Thereafter, until the Amortization Date, each Purchaser Interest shall be automatically recomputed (or deemed to be recomputed) on each day prior to the Amortization Date. The variable percentage represented by any Purchaser Interest as computed (or deemed recomputed) as of the close of the Business Day immediately preceding the Amortization Date shall remain constant at all times thereafter.
          “Purchasing Financial Institution” has the meaning set forth in Section 12.1(b).
          “Receivable” means all indebtedness and other obligations owed to Seller, CRF I or Originator (at the time it arises, and before giving effect to any transfer or conveyance under the applicable Sale Agreement or hereunder) or in which Seller, CRF I or Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods, electricity or gas or the rendering of services by Originator, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor, Seller, CRF I or Originator treats such indebtedness, rights or obligations as a separate payment obligation. Notwithstanding the foregoing, “Receivable” does not include (i) Transferred Securitization Property or (ii) the books and records relating solely to the Transferred Securitization Property; provided that the determination of what constitutes collections of the Securitization Charges in respect of Transferred Securitization Property shall be made in accordance with the allocation methodology specified in Annex 2 to the Servicing Agreement.
          “Receivables Sale Agreement” means that certain Receivables Sale Agreement, dated as of May 22, 2003, between Originator and Seller, as the same may be amended, restated or otherwise modified from time to time.
          “Records” means, with respect to any Receivable, all Contracts and other documents, books, records and other information (including, without limitation, computer

Exh I - 16

programs, tapes, disks, punch cards, data processing software and related property and rights) relating to such Receivable, any Related Security therefor and the related Obligor.
          “Reduction Notice” has the meaning set forth in Section 1.3.
          “Regulatory Change” has the meaning set forth in Section 10.3(a).
          “Reinvestment” has the meaning set forth in Section 2.2.
          “Related Security” means, with respect to any Receivable:
     (i) all of Seller’s interest in the inventory and goods (including returned or repossessed inventory and goods), if any, the sale of which by Originator gave rise to such Receivable, and all insurance contracts with respect thereto,
     (ii) all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Receivable,
     (iii) all guaranties, letters of credit, letter of credit rights, supporting obligations, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise,
     (iv) all service contracts and other contracts and agreements associated with such Receivable,
     (v) all Records related to such Receivable,
     (vi) all of Seller’s right, title and interest in, to and under any contracts or agreements providing for the servicing of such Receivable,
     (vii) all of Seller’s right, title and interest in, to and under the applicable Sale Agreement in respect of such Receivable, and
     (viii) all proceeds of any of the foregoing.
          “Required Financial Institutions” means, at any time, Financial Institutions with Commitments in excess of 51% of the Purchase Limit.
          “Required Notice Period” means the number of days required notice set forth below applicable to the Aggregate Reduction indicated below:

Exh I - 17

Aggregate Reduction	Required Notice Period
<$50,000,000	one Business Days
$50,000,000 to $99,999,999.99	two Business Days
$100,000,000 to $250,000,000	five Business Days
>$250,000,000	ten Business Days
          “Responsible Officer” means, with respect to any Person, its chief financial officer, the chief accounting officer, the senior vice president-finance, the treasurer, an assistant treasurer, or corporate controller, or any other officer of whose primary duties are similar to the duties of any of the previously listed officers.
          “Restricted Junior Payment” means (i) any dividend or other distribution, direct or indirect, on account of any shares of any class of capital stock of Seller now or hereafter outstanding, except a dividend payable solely in shares of that class of stock or in any junior class of stock of Seller, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of capital stock of Seller now or hereafter outstanding, (iii) any payment or prepayment of principal of, premium, if any, or interest, fees or other charges on or with respect to, and any redemption, purchase, retirement, defeasance, sinking fund or similar payment and any claim for rescission with respect to the Subordinated Loans (as defined in the Receivables Sale Agreement), (iv) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of capital stock of Seller now or hereafter outstanding, and (v) any payment of management fees by Seller (except for reasonable management fees to Originator or its Affiliates in reimbursement of actual management services performed).
          “S&P” means Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc.
          “Sale Agreements” means the Receivables Sale Agreement and the CRF I Agreement.
          “Securitization Charge” has the meaning specified in Appendix A to the Servicing Agreement.
          “Securitization Charge Collections” has the meaning specified in Appendix A to the Servicing Agreement.
          “Securitization Charge Sale Agreement” means the Sale Agreement dated as of November 8, 2001 between Consumers and Consumers Funding LLC, as the same may from time to time be amended, restated, supplemented or otherwise modified with the consent of the Administrative Agent.
          “Securitization Property” means “securitization property” within the meaning of the Michigan Customer Choice and Electricity Reliability Act, 2000 PA 141 and 2000 PA 142 as approved in the Financing Order.
          “Seller” has the meaning set forth in the preamble to this Agreement.

Exh I - 18

          “Seller Parties” has the meaning set forth in the preamble to this Agreement.
          “Servicer” means at any time the Person (which may be the Administrative Agent) then authorized pursuant to Article VIII to service, administer and collect Receivables.
          “Servicing Agreement” means the Servicing Agreement dated as of November 8, 2001 between Consumers Funding LLC and Consumers Energy Company, as the same may be amended and supplemented from time to time with the consent of the Administrative Agent (to the extent such consent is required by the terms of this Agreement).
          “Servicing Fee” has the meaning set forth in Section 8.6.
          “Settlement Date” means the date which is two (2) Business Days after a Monthly Report is due.
          “Settlement Period” means (A) in respect of each Purchaser Interest funded by Conduit, the immediately preceding Accrual Period, and (B) in respect of each Purchaser Interest funded by the Financial Institutions, the entire Tranche Period of such Purchaser Interest.
          “Specified Accounts” means each Collection Account identified as a “Specified Account” on Exhibit IV and each other Collection Account designated by the Administrative Agent as a Specified Account in accordance with Section 7.1(j).
          “Subsidiary” of a Person means (i) any corporation more than 50% of the outstanding securities having ordinary voting power of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, association, limited liability company, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a “Subsidiary” shall mean a Subsidiary of Seller.
          “Supplement Indenture” means each Supplement Indenture made and entered into by Originator (formerly known as Consumers Power Company) and JPMorgan Chase Bank (as successor to City Bank Farmers Trust Company) under the 1945 Indenture.
          “Termination Date” has the meaning set forth in Section 2.3.
          “Terminating Financial Institution” has the meaning set forth in Section 12.4.
          “Termination Percentage” has the meaning set forth in Section 2.3.
          “Terminating Tranche” has the meaning set forth in Section 2.3(b).
          “Tranche Period” means, with respect to any Purchaser Interest funded by a Financial Institution, including any Purchaser Interest or undivided interest in a Purchaser Interest assigned to a Financial Institution pursuant to the Liquidity Agreement:

Exh I - 19

          (a) if Yield for such Purchaser Interest is calculated on the basis of the LIBO Rate, a period of one, two, three or six months, or such other period as may be mutually agreeable to the Administrative Agent and Seller, commencing on a Business Day selected by Seller or the Administrative Agent pursuant to this Agreement. Such Tranche Period shall end on the day in the applicable succeeding calendar month which corresponds numerically to the beginning day of such Tranche Period, provided, however, that if there is no such numerically corresponding day in such succeeding month, such Tranche Period shall end on the last Business Day of such succeeding month; or
          (b) if Yield for such Purchaser Interest is calculated on the basis of the Prime Rate, a period commencing on a Business Day selected by Seller and agreed to by the Administrative Agent, provided no such period shall exceed one month.
If any Tranche Period would end on a day which is not a Business Day, such Tranche Period shall end on the next succeeding Business Day, provided, however, that in the case of Tranche Periods corresponding to the LIBO Rate, if such next succeeding Business Day falls in a new month, such Tranche Period shall end on the immediately preceding Business Day. In the case of any Tranche Period for any Purchaser Interest which commences before the Amortization Date and would otherwise end on a date occurring after the Amortization Date, such Tranche Period shall end on the Amortization Date. The duration of each Tranche Period which commences after the Amortization Date shall be of such duration as selected by the Administrative Agent.
          “Transaction Documents” means, collectively, this Agreement, each Purchase Notice, the Sale Agreements, the Intercreditor Agreement, each Collection Account Agreement, each P.O. Box Transfer Notice, the Fee Letter, the Subordinated Note (as defined in the Receivables Sale Agreement) and all other instruments, documents and agreements executed and delivered in connection herewith.
          “Transferred Securitization Property” has the meaning specified in Appendix A to the Servicing Agreement.
          “Transferors” means the Originator and CRF I.
          “UCC” means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.
          “Unapplied Cash and Credits” means, at any time, the aggregate amount of Collections or other cash or credits then held by or for the account of the Servicer, Originator, CRF I or the Seller in respect of the payment of Billed Receivables, but not yet applied to the payment of such Receivables.
          “Unbilled Receivables” means Receivables in respect of which an invoice addressed to the Obligor thereof has not been sent.
          “Unbilled Receivables Offset Amount” means, at any time, an amount equal to the lesser of (a) the credit balance of all EMPP Receivables and WPP Receivables as of the last

Exh I - 20

day of the immediately preceding Accrual Period and (b) the product of (i) the greater of (A) 7% and (B) the ratio of (1) the total number of Obligors whose accounts are subject to a balanced or levelized payment plan or a payment plan based on a percentage of such Obligor’s income (giving rise to EMPP Receivables or WPP Receivables) as of the last day of the immediately preceding Accrual Period divided by (2) the total number of Obligors as of the last day of the immediately preceding Accrual Period multiplied by (ii) the aggregate amount of Unbilled Receivables for such Accrual Period.
          “WPP Limit” means, (i) during any Level One Enhancement Period, the lesser of (a) $8,000,000 and (b) the product of 2.0% multiplied by the aggregate Outstanding Balance of all Eligible Receivables as of the last day of the most recently ended Accrual Period and (ii) during any Level Two Enhancement Period or Level Three Enhancement Period $0.
          “WPP Receivable” means a Receivable arising under an Obligor’s account which is subject to a payment plan requiring payments based on a percentage of such Obligor’s income.
          “Yield” means (a) for each respective Tranche Period relating to Purchaser Interests funded by the Financial Institutions, including any Purchaser Interests or undivided interest in a Purchaser Interest assigned to a Financial Institution pursuant to the Liquidity Agreement, an amount equal to the product of the applicable Bank Rate for each Purchaser Interest multiplied by the Capital of such Purchaser Interest for each day elapsed during such Tranche Period, annualized on a 360 day basis (or a 365 or 366 day basis, as applicable, in the case of the Prime Rate), and (b) for each respective Settlement Period relating to Purchaser Interests funded by Conduit, other than a Purchaser Interest which, or an undivided interest in which, has been assigned by Conduit to a Financial Institution pursuant to the Liquidity Agreement, an amount equal to the product of the applicable CP Rate multiplied by the Capital of such Purchaser Interest for each day elapsed during such Settlement Period, annualized on a 360 day basis.
          “Yield and Servicer Fee Percentage” means, at any time, an amount equal to the greater of (i) 1.5% and (ii) the ratio (expressed as a percentage) equal to (a) the product of (x) 1.5, multiplied by (y) the Prime Rate (measured as of the close of business as of the last Business Day of the preceding calendar month) plus 2.0%, multiplied by (z) the highest three-month average Days Sales Outstanding Ratio over the prior twelve (12) months, divided by (b) 360.
          “Yield and Servicer Fee Reserve” means, at any time, an amount equal to the product of (a) the Yield and Servicer Fee Percentage, multiplied by (b) the Net Receivables Balance as of the close of business of the Servicer on such date.
          “Yield Payment Date” means (A) the date each month which is two (2) Business Days after the Monthly Report due in such month is due, and (B) the last day of the relevant Tranche Period in respect of each Purchaser Interest funded by the Financial Institutions.
All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

Exh I - 21

EXHIBIT II
FORM OF PURCHASE NOTICE [Date]
Bank One, NA (Main Office Chicago), as Administrative Agent
Suite IL1-1729,1-19
1 Bank One Plaza
Chicago, Illinois 60670-1729
Attention: Falcon Administrator
          Re: PURCHASE NOTICE
Ladies and Gentlemen:
          Reference is hereby made to the Receivables Purchase Agreement, dated as of May 22,2003, by and among Consumers Receivable Funding n, LLC, a Delaware limited liability company (the “Seller”), Consumers Energy Company, a Michigan corporation, as Servicer, Falcon Asset Securitization Corporation (the “Conduit”), the Financial Institutions party thereto from time to time, and Bank One, NA (Main Office Chicago), as Administrative Agent (the “Receivables Purchase Agreement”). Capitalized terms used herein shall have the meanings assigned to such, terms in the Receivables Purchase Agreement.
     The Administrative Agent is hereby notified of the following Incremental Purchase:

Purchase Price:	$
Date of Purchase:

Requested Discount Rate:	[LIBO Rate] [Prime Rate] [CP rate]

Tranche Period:
          Please wire-transfer the Purchase Price in immediately available funds on the above-specified date of purchase to:
Consumers Energy Account Number: 11310 Bank One, Detroit,
Michigan ABM 072000326 Reference:
Telephone advice to: [Name] @ tel. No. ()
          Please advise John Strzalka at telephone no. (517) 788-1406 if the Conduit will not be making this purchase.
          In connection with the Incremental Purchase to be made on the above listed “Date of Purchase” (the “Purchase Date”), the Seller hereby certifies that the following statements are true on the date hereof, and will be true on the Purchase Date (before and after giving effect to the proposed Incremental Purchase):
          (i) the representations and warranties of the Seller set forth in Section 5.1 of the Receivables Purchase Agreement are true and correct on and as of the Purchase Date as though made on and as of such date:
          (ii) no event has occurred and is continuing, or would result from the proposed Incremental Purchase, that will constitute an Amortization Event or a Potential Amortization Event;
          (iii) the Amortization Date has not occurred, the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest; and
          (iv) the amount of Aggregate Capital is $ ___________ after giving effect to the Incremental Purchase to be made on the Purchase Date.
Very truly yours, [SELLER]

By:
Name:
Title:

EXHIBIT III
PLACES OF BUSINESS OF THE SELLER PARTIES; LOCATIONS OF RECORDS; FEDERAL EMPLOYER
IDENTIFICATION NUMBER(S); STATE ORGANIZATION IDENTIFICATION NUMBER(S)
CONSUMERS RECEIVABLE FUNDING II, LLC
Principal Place of Business & Chief Executive Office:
One Energy Plaza Jackson, MI 49201-2276
Location of Records:
One Energy Plaza Jackson, MI 49201-2276
Federal Employer Identification Number: N/A
Delaware Organizational Identification Number: 3467905
CONSUMERS ENERGY COMPANY
Place of Business,
Chief Executive Office, and
Location of Records :
212 West Michigan Ave.
Jackson, MI 49201 (Prior to May 2003 Board Meeting) One Energy Plaza
Jackson, MI 49201-2276 (From and after May 2003 Board Meeting)
Federal Employer Identification Number: 38-0442310
Michigan Organizational Identification Number: MI 021-395

EXHIBIT IV
NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS; LOCK-BOXES
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017
Contact: Dorin Ladan
227 West Monroe Street
Chicago, IL 60606
Phone: 312-541-0583
Specified Account: #000323010091
Bank One
611 Woodward Ave. Detroit, MI 48226 Contact: Shirley Ferretti
Phone:313-225-1357 Specified Account: #1013233 Collection Account:
#1242263
Standard Federal Bank
201 South Main Street, Ann Arbor, MI 48104
Contact: Judy Gross
Phone: 734-747-8050
Specified Account: #4825285820
Collection Accounts: #1054516142, #1054516150, #1054518354 (Concentration Account)
Fifth Third Bank
250 Monroe Avenue NW, Suite 400
Grand Rapids, MI 49503
Contact: Debra Olin Phone: 616-653-8169
Collection Accounts: #7161331629, #7161331686, #9991602906
Concentration Account)
Comerica Bank
599 Woodward Ave.,
9th Floor, MC3268
Detroit, MI 48226
Contact: Stacy McVeigh Phone:313-222-4515
Collection Accounts: #1076119864. #1076124450. #1076124468, #1850844026, #1851120384,
#1850923754,#1851041283,#1076124476,#1850497742. #1076119914, #1851183945,
#1000123354 (Concentration Account)
Citizens National Bank
1121 E. State Street Cheboygan, MI 49721 Phone: 231-597-9687
Collection Account: #00812005
Chemical Bank 1511 W. Houghton Lake Drive Prudenville, MI 48651
Phone: 989-366-9636 Collection Account: #1236488
Hastings City Bank 150 West Court Street Hastings, MI 49058
Phone: 269-945-2401 Collection Account: #01001818
Independent Bank 508 Bennett Street Rose City, MI 48654
Phone: 989-685-2461 Collection Account: #19202574
National City 1001 South Worth Street Bimiingham, MI 48009-6943
Contact: Janet Moore Phone: 248-901-4856
Collection Account: #884264203, #884264238, #884264211,
#884264246 (Concentration Account)
Lock-Box Zip Code: Lansing, MI 48937-0001

EXHIBIT V
FORM OF COMPLIANCE CERTIFICATE To: Bank One, NA (Main Office Chicago), as Agent
          This Compliance Certificate is ftirnished pursuant to that certain Receivables Purchase Agreement dated as of May 22,2003, among Consumers Receivable Funding II, LLC (the “Seller”), Consumers Energy Company (the “Servicer”), Falcon Asset Securitization Corporation, the Financial Institutions from time to time party thereto and Bank One, NA (Main Office Chicago), as Administrative Agent for the Purchasers (the “Agreement”).
     THE UNDERSIGNED HEREBY CERTIFIES THAT:
     1. I am the duly elected                 of Seller.
     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of Seller and its Subsidiaries during the accounting period covered by the attached financial statements.
     3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Amortization Event or Potential Amortization Event, as each such term is defined under the Agreement during or at the end of the accounting period covered by the attached financial statements or existing as of the date of this Certificate, except as set forth in paragraph 5 below.
     4. Schedule I attached hereto sets forth financial data and computations evidencing the compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.
     5. Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Seller has taken, is taking, or proposes to take with respect to each such condition or event:
     The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this                                      day of                     ,
SCHEDULE I TO COMPLIANCE CERTIFICATE
Schedule of Compliance as of                                ,            with Section            of the Agreement. Unless otherwise defined herein, the terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.
     This schedule relates to the period ended:

EXHIBIT VI
FORM OF COLLECTION ACCOUNT AGREEMENT
Please see attached.
          Exhibit VI-1

May 22,2003
Bank One, NA
611 Woodward Avenue
Detroit, Michigan 48226
Ladies and Gentlemen:
          We refer to depositary account no. 1013233 (Consumers Deposit Concentration) maintained with you (the “Collection Account’’) by Consumers Receivables Funding, LLC (“CRF”). CRF has assigned all of its rights and tide to, and interest in, the Collection Account to Consumers Receivables Funding II, LLC (the “Seller”). The Seller, in turn, has entered into certain agreements with Bank One, NA (Main Office Chicago) (“Bank One”), which require the execution and delivery of this agreement by you.
          By signing this agreement, you agree that (a) effective as of the date hereof, the Collection Account will be maintained by you in the name of the Seller and (b) on and after delivery to you of a letter in the form of Attachment A hereto (the “Activation Letter”), the Collection Account shall, on the terms provided herein, be maintained by you for the benefit of, and the amounts from time to time therein held by you as agent for Bank One, as administrative agent (the “Administrative Agent”) for the benefit of (i) the Purchasers (the “Purchasers”) under the Receivables Purchase Agreement (the “Receivables Purchase Agreement”) dated as of May 22,2003 among the Seller, Consumers Energy Company (“Consumers Energy”), as Servicer (in such capacity, the “Servicer”), Falcon Asset Securitization Corporation, the financial institutions from time to time party thereto as “Financial Institutions” and the Administrative Agent, (ii) The Bank of New York, or any successor thereto, as trustee (the “Bond Trustee”) under the Indenture dated as of November 8,2001 (the “Indenture”) between Consumers Funding LLC (the “Bond Issuer”) and the Bond Trustee, as supplemented, and (iii) the Bond Issuer, as issuer of the Securitization Bonds. Until the time of delivery of the Activation Letter, the Collection Account is to be processed in accordance with the standard procedures currently in effect and you may continue to accept instruction from Consumers Energy, as Servicer. All customary service charges and fees with respect to the Collection Account shall be payable by the Servicer as currently arranged or, after delivery of the Activation Letter to you, by debit to the Collection Account as described below.
          Upon delivery to you of the Activation Letter, the Collection Account (together with any lock-boxes existing in connection with the Collection Account) shall be under the sole dominion and control of the Administrative Agent, for the benefit of the Purchasers, the Bond Issuer and the Bond Trustee and all instructions thereafter regarding the Collection Account shall be delivered only by the Administrative Agent. The Seller, CRF, Consumers Energy, the Administrative Agent and you agree that you will comply with the instructions given to you by the Administrative Agent hereunder (including, without limitation, as to directing the disposition of the funds in the Collection Account) without the further consent of the Seller, CRF or Consumers Energy (in its capacity as Servicer or otherwise).
          Instructions from the Administrative Agent may include, but shall not be limited to:
(a)	Notice of the establishment of a concentration account into which all moneys collected in the Collection Account shall thereafter be transferred. Such transfers will be in accordance with your availability of funds procedures applicable to the Seller and will encompass all collected deposits less any deductions for returned items. Transfers between the Collection Account and the concentration account may be carried out using either Fed wire transfers or ACH (Automated Clearing House) entries.

(b)	A requirement that duplicate monthly bank statements for the Collection Account and the concentration account be mailed directly to an address specified by the Administrative Agent for an additional fee consistent with its customary fees for duplicate monthly bank statements.
          By signing this agreement, you agree that you shall not make any charges or debits to the Collection Account, or exercise any right of set-off or banker’s lien with respect thereto except as provided herein. The Seller. Consumers Energy and the Administrative Agent agree that you may debit the Collection Account for any items, including, without limitation, any automated clearinghouse transactions, and any adjustments, deposited in the Collection Account which may be returned for any reason or otherwise not collected and in respect of which you shall theretofore have made funds available in the Collection Account, and, after delivery to you of the Activation Letter, for your standard and customary fees in connection with the maintenance of the Collection Account.
          The Servicer hereby agrees to indemnify you and hold you harmless against any and all losses, claims, liabilities and related costs and expenses incurred by you arising out of or resulting from this agreement, including, without limitation: (a) any action taken, or not taken, by you in regard thereto in accordance with the terms of this agreement: (b) items, including, without limitation, any automated clearinghouse transactions, which are returned for any reason, and any adjustments; and (c) any failure of the Servicer to pay any invoice or charge from you for services in respect to this agreement, the Collection Account or any amount owing to you from the Servicer with respect thereto or to the service provided hereunder, excluding, however, indemnified amounts resulting from gross negligence or willful misconduct on your part. Any amount due under this indemnity that remains unpaid for thirty (30) days after notice hereof shall bear interest at the federal funds rate from the date of the notice to the date of payment. This indemnity shall survive the termination of this agreement.
          Any notice provided for in this agreement may be personally delivered, sent by facsimile or U.S. mail, certified return receipt requested, to the address or facsimile number set forth under the signature to this agreement of the party to be notified (or to such other address or facsimile number as shall be designated in writing by such party to all other parties to this agreement). All notices shall be effective upon receipt. Notice from the Administrative Agent will be signed by an authorized signatory thereof as confirmed in the incumbency certificate sent to you together with the Activation Letter.
          You may terminate this agreement only upon thirty days’ prior written notice to that effect to the Administrative Agent. After such termination, incoming mail addressed to any closed Collection Account shall be forwarded in accordance with the Administrative Agent’s instructions. This agreement may also be terminated upon written notice to you by the Administrative Agent. Except as otherwise provided in this paragraph, this agreement may not be terminated or amended without the prior written consent of the Administrative Agent.

          The Servicer and the Administrative Agent, as the case may be, are responsible for, and you may rely upon, the contents of any notice or instructions that you believe in good faith to be from the Servicer or the Administrative Agent, as the case may be, without any independent investigation. You shall have no duty to inquire into the authority of the person in giving such notice or instruction. In the event that you receive conflicting notices or instructions from the Administrative Agent, you may refuse to act until the Administrative Agent resolves such conflict.
          You shall not be deemed to have any knowledge (imputed or otherwise) of: (a) any of the terms or conditions of the Receivables Purchase Agreement or any document referred to therein or relating to any financing arrangement between the Seller and the Administrative Agent, or any breach thereof, or (b) any occurrence or existence of a default. You have no obligation to inform any person of such breach or to take any action in connection with any of the foregoing, except such actions regarding the Collection Account as are specified in this agreement. You are not responsible for the enforceability or validity of the security interest in the Collection Account.
          You will be liable only for direct damages if you fail to exercise ordinary care. You shall be deemed to have exercised ordinary care if your action or failure to act is in conformity with general banking usages or is otherwise a commercially reasonable practice of the banking industry. You shall not be liable for any special, indirect or consequential damages, even if you have been advised of the possibility of such damages.
          None of the Servicer, the Administrative Agent or you will be liable for any failure to perform its obligations when the failure arises out of causes beyond its control, including, without limitation, an act of a governmental regulatory/authority, an act of God, accident, equipment failure, labor disputes or system failure, provided it has exercised such diligence as the circumstances require.
          This agreement shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Michigan and applicable federal laws. Consumers Energy, Seller, CRF, the Administrative Agent and you hereby waive their respective rights to a trial by jury.
          Nothing in this agreement, unless otherwise agreed in writing between the Seller, Administrative Agent and you, commits or obligates you to extend any overdraft or other credit to the Seller or the Administrative Agent, but you, in your sole discretion, may do so.
          This agreement may be executed in duplicate counterparts, each of which is deemed to be an original.
          The parties acknowledge that the provisions of the Commercial Account Agreement and Lockbox Service Terms attached hereto as Exhibit A and B shall apply to the extent not inconsistent herewith.
          None of Consumers Energy (as the Servicer or otherwise). CRF, Seller or you may assign or transfer any of its rights or obligations under this agreement, except you may assign or transfer your rights and obligations to any subsidiary or BANK ONE CORPORATION or any successor thereto. This agreement shall inure to the benefit of and shall be binding upon the respective successors and assigns of the parties hereto, but it may not be assigned in whole or in part by the Seller, CRF, Consumers Energy (as the Servicer or otherwise) or you without the prior written consent of the other parties.
     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers or representatives as of the date first set forth above.

Very truly yours, CONSUMERS RECEIVABLES FUNDING, LLC
By:
Title:
Address:

CONSUMERS RECEIVABLES FUNDING II, LLC
By:
Title:
Address:

CONSUMERS ENERGY COMPANY
By:
Title:
Address:

Agreed to:
BANK ONE, NA (MAIN OFFICE CHICAGO), as Administrative Agent

By:
Title: Managing Director, Capital Markets

Bank One, NA (Main Office Chicago)
Asset Backed Finance
Suite IL1-1729, 1-19
1 Bank One Plaza
Chicago, Illinois 60670-1729
BANK ONE, NA

By:
Title:
Address:

     Attachment A to Collection Account Agreement
Bank One, NA
611 Woodward Avenue
Detroit, Michigan 48226
Ladies and Gentlemen:
          Pursuant to that certain letter agreement among us, dated May 22,2003 (the “Agreement”), we hereby notify you that CONSUMERS RECEIVABLES FUNDING II, LLC (the “Seller”) has transferred exclusive ownership and control of Seller’s Collection Account no. 1013233 (Consumers Deposit Concentration) maintained with you (the “Collection Account”) to Bank One, NA (Main Office Chicago) (“Bank One”), as administrative agent (“Administrative Agent”) for the benefit of (i) the Purchasers (the “Purchasers”) under the Receivables Purchase Agreement dated as of May 22,2003 among the Seller, Consumers Energy, as Servicer (the “Servicer”), Falcon Asset Securitization Corporation, the financial institutions from time to time party thereto as “Financial Institutions” and the Administrative Agent, (ii) The Bank of New York, or any successor thereto, as trustee (the “Bond Trustee”) under the Indenture dated as of November 8, 2001 (the “Indenture”) between Consumers Funding LLC and the Bond Trustee, as supplemented, and (iii) Consumers Funding LLC, as issuer of the Securitization Bonds.
          Attached hereto is an incumbency certificate establishing that the person signing below on behalf of the Administrative Agent is duly authorized, and indicating the names of other officers of the Administrative Agent who are authorized, to give you instructions pursuant to the Agreement.
          By signing the Agreement, the Seller has agreed that, pursuant to the terms of the Agreement, the Administrative Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Collection Account, including, without limitation, the right to specify when payments are to be made out of or in connection with the Collection Account From and after the date of your receipt of this notice, you shall accept no direction or instruction with respect to the Collection Account from any person or entity other than the Administrative Agent.
Very truly yours,
BANK ONE, NA (MAIN OFFICE CHICAGO),
as Administrative Agent

By:
Title:
Address:

Bank One, NA (Main Office Chicago)
Asset Backed Finance
Suite IL1-1729, 1-19
1 Bank One Plaza
Chicago, Illinois 60670-1729

EXHIBIT VII
               THIS ASSIGNMENT AGREEMENT (this “Assignment Agreement”) is entered into as of the ___ day of ___________,        , by and between ______ (“Assignor”) and ______ (“Assignee”).
PRELIMINARY STATEMENTS
          A. This Assignment Agreement is being executed and delivered in accordance with Section 12.1(b) of that certain Receivables Purchase Agreement dated as of May 22,2003 by and among Consumers Receivable Funding n, LLC, as Seller, Consumers Energy Company, as Servicer, Falcon Asset Securitization Corporation, the Financial Institutions parties thereto from time to time and Bank One, NA (Main Office Chicago), as Administrative Agent, (as amended, modified or restated from time to time, the “Purchase Agreement”). Capitalized terms used and not otherwise defined herein are used with the meanings set forth or incorporated by reference in the Purchase Agreement.
          B. Assignor is a Financial Institution party to the Purchase Agreement, and Assignee wishes to become a Financial Institution thereunder; and
          C. Assignor is selling and assigning to Assignee an undivided           % (the “Transferred Percentage”) interest in all of Assignor’s rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, Assignor’s Commitment and (if applicable) the Capital of Assignor’s Purchaser Interests as set forth herein.
AGREEMENT The parties hereto hereby agree as follows:
          1. The sale, transfer and assignment effected by this Assignment Agreement shall become effective (the “Effective Date”) two (2) Business Days (or such other date selected by the Administrative Agent in its sole discretion) following the date on which a notice substantially in the form of Schedule II to this Assignment Agreement (“Effective Notice”) is delivered by the Administrative Agent, the Conduit, Assignor and Assignee. From and after the Effective Date, Assignee shall be a Financial Institution party to the Purchase Agreement for all purposes thereof as if Assignee were an original party thereto and Assignee agrees to be bound by all of the terms and provisions contained therein.
          2. If Assignor has no outstanding Capital under the Purchase Agreement, on the Effective Date, Assignor shall be deemed to have hereby transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and the Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor’s Commitment and all rights and obligations associated therewith under the terms of the Purchase Agreement, including, without limitation, the Transferred Percentage of Assignor’s future funding obligations under Section 4.1 of the Purchase Agreement.
          3. If Assignor has any outstanding Capital under the Purchase Agreement, at or before 12:00 noon, local time of Assignor, on the Effective Date Assignee shall pay to Assignor, in immediately available funds, an amount equal to the sum of (i) the Transferred Percentage of the outstanding Capital of Assignor’s Purchaser Interests (such amount, being hereinafter referred to as the “Assignee’s Capital”); (ii) all accrued but unpaid (whether or not then due) Yield attributable to Assignee’s Capital; and (iii) accruing but unpaid fees and other costs and expenses payable in respect of Assignee’s Capital for the period commencing upon each date such unpaid amounts commence accruing, to and including the Effective Date (the “Assignee’s Acquisition Cost”); whereupon, Assignor shall be deemed to have sold, transferred and assigned to Assignee, without recourse, representation or warranty (except as provided in paragraph 6 below), and Assignee shall be deemed to have hereby irrevocably taken, received and assumed from Assignor, the Transferred Percentage of Assignor’s Commitment and the Capital of Assignor’s Purchaser Interests (if applicable) and all related rights and obligations under the Purchase Agreement and the Transaction Documents, including, without limitation, the Transferred Percentage of Assignor’s future funding obligations under Section 4.1 of the Purchase Agreement.
          4. Concurrently with the execution and delivery hereof. Assignor will provide to Assignee copies of all documents requested by Assignee which were delivered to Assignor pursuant to the Purchase Agreement.
          5. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.
          6. By executing and delivering this Assignment Agreement, Assignor and Assignee confirm to and agree with each other, the Administrative Agent and the Financial Institutions as follows: (a) other than the representation and warranty that it has not created any Adverse Claim upon any interest being transferred hereunder, Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any other Person in or in connection with the Purchase Agreement or the Transaction Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of Assignee, the Purchase Agreement or any other instrument or document furnished pursuant thereto or the perfection, priority, condition, value or sufficiency of any collateral; (b) Assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, the Servicer, any Obligor or any Affiliate of the Seller or the performance or observance by the Seller, the Servicer, any Obligor, or any Affiliate of the Seller of any of their respective obligations under the Transaction Documents or any other instrument or document furnished pursuant thereto or in connection therewith; (c) Assignee confirms that it has received a copy of the Purchase Agreement and copies of such other Transaction Documents, and other documents and information as it has requested and deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (d) Assignee will, independently and without reliance upon the Administrative Agent, the Conduit or any Financial Institution and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Purchase Agreement and the Transaction Documents; (e) Assignee appoints and authorizes the Administrative Agent to take such action as collateral agent on its behalf and to exercise such powers under the Transaction Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (f) Assignee agrees that it will perform in accordance with their terms all of the obligations which, by the terms of the Purchase Agreement and the other Transaction Documents, are required to be performed by it as a Financial Institution or, when applicable, as a Purchaser.
          7. Each party hereto represents and warrants to and agrees with the Administrative Agent that it is aware of and will comply with the provisions of the Purchase Agreement, including, without limitation, Sections 4.1,13.5 and 13.6 thereof.
          8. Schedule I hereto sets forth the revised Commitment of Assignor and the Commitment of Assignee, as well as administrative information with respect to Assignee.
          9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.
          10. Assignee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all senior indebtedness for borrowed money of the Conduit, it will not institute against, or join any other Person in instituting against, the Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.
IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers of the date hereof.

[ASSIGNOR]
By:
Title:

[ASSIGNEE]
By:
Title:

Exh. Vn-4

SCHEDULE I TO ASSIGNMENT AGREEMENT
LIST OF LENDING OFFICES, ADDRESSES
FOR NOTICES AND COMMITMENT AMOUNTS
Date:                                         ,
Transferred Percentage:                        %

	A-l	A-2	B-l	B-2
	Commitment (prior	Commitment (after
	to giving effect to	giving effect to
	the Assignment	the Assignment	Outstanding Capital	Ratable Share of
Assignor	Agreement)	Agreement)	(if any)	Outstanding Capital

	A-2	B-l	B-2
Commitment (after
giving effect to
	the Assignment	Outstanding Capital	Ratable Share of
Assignee	Agreement)	(if any)	Outstanding Capital
Address for Notices
Attention:
Phone:
Fax:

SCHEDULE II TO ASSIGNMENT AGREEMENT
EFFECTIVE NOTICE
, Assignor
TO:

TO:                                         , Assignee
          The undersigned, as Administrative Agent under the Receivables Purchase Agreement dated as of May 22, 2003 by and among Consumers Receivable Funding n, LLC, as Seller (“Seller”), Consumers Energy Company, as Servicer, Falcon Asset Securitization Corporation, the Financial Institutions parties thereto from time to time and Bank One, NA (Main Office Chicago), as Administrative Agent, hereby acknowledges receipt of executed counterparts of a completed Assignment Agreement dated as of                                         ,           between                              , as Assignor, and                                      , as Assignee. Terms defined in such Assignment Agreement are used herein as therein defined.
1. Pursuant to such Assignment Agreement, you are advised that the Effective Date will be
2. Falcon Asset Securitization Corporation hereby consents to the Assignment Agreement as required by Section 12.1(b) of the Receivables Purchase Agreement.
[3. Pursuant to such Assignment Agreement, the Assignee is required to pay $     to Assignor at or before 12:00 noon (local time of Assignor) on the Effective Date in immediately available funds.]
Very truly yours,
BANK ONE, NA (MAIN OFFICE CHICAGO), individually and as Administrative Agent
By:

Title:
FALCON ASSET SECURITIZATION CORPORATION
By:

Authorized Signatory

EXHIBIT VIII CREDIT AND COLLECTION POLICY
On File with Administrative Agent.

EXHIBIT IX FORM OF MONTHLY REPORT
Please see attached.

BANKSONE

Consumers Receivables Funding X& LLC Monthly Report

Consumers Energy Company Ratings (The senior secured long-term debt securities rating without third party credit	Moody’s Prime Rate

Monthly Report for the Month ending

BANK ONE

Consumers Receivables Funding II, LLC Monthly Report

Schedule of Obligors Concentration Limit

Obncor Name ________________________________ Balance I

Excess Obligor Concentrations

Schedule of Unbilled Receivables

UnDKiec Keceivaoies

Applicable unbilled Receivables Limit (50% of Tctai Receivables)

Excess 'wHCi'iec Receivables Amount

Schedule of Unbilled Receivables Offset Amount

Numoer cf EMPP customers with a credit balance (1) Totai Number of Consumers' customers (2)

(1)/ v2)

Multiplied cy Unbilled Receivables (A)

EMPP anc vVPP Credit amount (3)

Schedule of Government Receivables

1 Government Receivables < 60 cpd	; ;*. 5%	!	..
[Government Receivable Concentration Limit (Lesser of (a) $2CM" or	cf		Excess Sec.; "
(Excess Government Receivables Amount			

Schedule of Non-Energy Receivables

jUnoiiied Receivables Offset Amount (lesser of (A) or *(B))*

jNon-rEnergy Receivables and Finance Charges < 60 *doc* !Ncn-Ene'cv Rece'vabies *unit (Lesser of (a)* $SV" *o-* :bj

jExcess Nnn-E^ergy Receivapies Amount

Scheaule of WPP Receivables

(WPP ReceivaDie < 60 dpd

j **WPP Peceivao:es Umit** (Lesser cf fa) **S8MM** or *(b) 2% of* Eligible Re

VIII. Capital Availability

Net Receivables Balance

Loss Reserve *[%* / 5; Dilution Reserve (% / S: Vie'a & Servicer Fee Reserve (% / S;

Total Reserves / s

Net Receivables Balance - Reserves

Acc! caole Maximum Purcnaser Interest

Maximum Funding Amount

Maximum Funaing Amount I Purchase Limit **JMax Funding Amount**

Current Capital Outstanding

{Capital Available for Funding jpaydown Reguired

IX. Purchaser Interest (current)---- ... —.......— ...... - --.......... > **o oc%** *4-*

Recuest for Purchase (+ } or Paydown (•) |_;______ -

Purchaser s Interest (pro-forma) .... --- ....- ---- — 0.00%

Pro-forma Capital Outstanding $

The inaerscned hereby represents and warrants tnat tne foregc'r-- s a:cura:= ?-.z.z^": "z - accordance with t"e Receivables °urcnase Agreement aateo as cf May l. 2003 ana tnat an repress-:2: cr.s *ar-z* .»3''?-:.5s es:a:ec anc reaff.rmea.

"tie: Resccr.^ce Officer

EXHIBIT X
FORM OF REDUCTION NOTICE
[Date]
Bank One, NA (Main Office Chicago), as Administrative Agent
Suite IL1-1729,1-19
1 Bank One Plaza
Chicago, Illinois 60670-1729
Attention: Falcon Administrator
          Re: REDUCTION NOTICE
Ladies and Gentlemen:
          Reference is hereby made to the Receivables Purchase Agreement, dated as of May 22,2003, by and among Consumers Receivable Funding n, LLC, a Delaware limited liability company (the “Seller”), Consumers Energy Company, a Michigan corporation, as Servicer, Falcon Asset Securitization Corporation (the “Conduit”), the Financial Institutions party thereto from time to time, and Bank One, NA (Main Office Chicago), as Administrative Agent (the “Receivables Purchase Agreement*). Capitalized terms used herein shall have the meanings assigned to such terms in the Receivables Purchase Agreement.
     The Administrative Agent is hereby notified of the following Aggregate Reduction:

Aggregate Reduction:	$	r 1
Proposed Reduction Date:		[ 1
Aggregate Reduction will be made in available funds (by 12:00 noon New York time) to:
Falcon Asset Securitization Corporation 51-14810 Bank One N.A. Chicago, EL.
60670 ABA# 071000013
Reference: Consumers Receivables Funding II, LLC
          After giving effect to such Aggregate Reduction made on the Proposed Reduction Date, the Aggregate Capital is $[     ].

Very truly yours. CONSUMERS RECEIVABLES FUNDING II LLC
By:
Name:
Title:

EXHIBIT XI
FORM OF P.O. BOX TRANSFER NOTICE
Please see attached.
United States Postal Service
[Address of Post Office]
Re: Zip Code: Lansing MI 48937-0001
Dear Sir or Madam:
     Please be informed that Consumers Energy Company, the customer for Zip Code: Lansing, MI 48937-0001 hereby requests that effective immediately the customer for Zip Code: Lansing, MI 48937-0001 be changed to Bank One, NA (Main Office Chicago), as Administrative Agent for the benefit of (i) the Purchasers under that certain Receivables Purchase Agreement dated May 22.2003, (ii) The Bank of New York, or any successor thereto, as trustee (the “Bond Trustee”) under the Indenture dated as of November 8,2001 between Consumers Funding LLC and the Bond Trustee, as supplemented, and (iii) Consumers Funding LLC. as issuer of the Securitization Bonds under the Indenture.
Thank you.

Consumers Energy COMPANY

By:
Name:
Title

     Bank One, NA (Main Office Chicago), as customer for Zip Code: Lansing, MI 48937-0001 hereby gives notice that effective immediately, only authorized representatives (as determined by the branch managers or officers of such organization) of the organizations listed are authorized to accept mail addressed to this post office box, to change the keys for this post office box, or otherwise instruct you with respect to this post office box:
[List follows on next page]
Name of Individual or Organization
Contact Number
Thank you.
BANK ONE, NA (MAIN OFFICE CHICAGO)

By:
Name:
Title:

SCHEDULE A COMMITMENTS OF FINANCIAL INSTITUTIONS

Financial Institution	Commitment
Bank One, NA (Main Office Chicago)	$325,000,000
Schedule A-1

SCHEDULE B
DOCUMENTS TO BE DELIVERED TO THE ADMINISTRATIVE AGENT
ON OR PRIOR TO THE INITIAL PURCHASE
Please see attached.
Schedule B-1
A. Facility Documentation
     1. Receivables Purchase Agreement (the “RPA”) among CONSUMERS RECEIVABLES FUNDING II, LLC, as Seller (the “Seller”). CONSUMERS ENERGY COMPANY (“Consumers”), as Servicer, FALCON ASSET SECURITIZATION CORPORATION, as Conduit (the “Conduit”), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES HERETO, as Financial Institutions (collectively, the “Financial Institutions”), and BANK ONE, NA (MAIN OFFICE CHICAGO), as Administrative Agent (the “Administrative Agent”).
EXHIBITS & SCHEDULES

Exhibit I	Definitions
Exhibit II	Form of Purchase Notice
Exhibit III	Places of Business of the Seller Parties; Locations of Records; Organizational and Federal Employer Identification Number(s)
Exhibit IV	Names of Collection Banks; Collection Accounts; Lock-Boxes; Specified Accounts
Exhibit V	Form of Compliance Certificate
Exhibit VI	Form of Collection Account Agreement
Exhibit VII	Form of Assignment Agreement
Exhibit VIII	Credit and Collection Policy
Exhibit IX	Form of Monthly Report
Exhibit X	Form of Reduction Notice
Exhibit XI	Form of P.O. Box Transfer Notice
Schedule A Commitments
Schedule B Closing Documents
Schedule C Financial Covenant Definitions
2. Receivables Sale Agreement (the “RSA”) between Consumers, as originator, and the Seller, as buyer.
EXHIBITS & SCHEDULES

Exhibit I	Definitions
Exhibit II	Principal Place of Business; Location(s) of Records; Organizational and Federal Employer Identification Numbers; Other Names
Exhibit III	Lock-Boxes; Collection Accounts; Collection Banks; Specified Accounts
Exhibit IV	Form of Compliance Certificate
Exhibit V	Credit and Collection Policy
Exhibit VI	Form of Subordinated Note
Exhibit VII	Form of UCC-3

Schedule A List of Documents to Be Delivered to Buyer Prior to the Purchase
     3. Subordinated Note (the “Subordinated Note”) executed by Seller in favor of Consumers.
     4. Sale Agreement (“CFR I Agreement”) executed by CONSUMERS RECEIVABLES FUNDING, LLC (“CFR I”) and Seller.
     5. Intercreditor Agreement executed by the Administrative Agent, the Purchasers, the Bank of New York, Consumers Funding LLC, the Seller and Consumers.
     5(i). Consent of Bond Trustee under Intercreditor Agreement to termination or amendment of Lock-Box Agreements.
     5(ii). Opinion of Michael D. VanHemert, in-house counsel to Seller and Consumers, relating to execution of Intercreditor Agreement.
     5(iii). Satisfaction of Rating Agency Condition (as defined in the Intercreditor Agreement) with respect to execution of Intercreditor Agreement.
B. Corporate Documentation
     6. Good Standing Certificate for Consumers issued bv the Secretary of State of Michigan.
     7. Certificate of the Secretary of Consumers certifying (i) a copy of the articles of incorporation of Consumers (attached thereto), (ii) a copy of the bylaws of Consumers (attached thereto), (iii) a copy of the written consent of the Board of Directors of Consumers (attached thereto) authorizing the execution, delivery and performance of the RPA. the RSA, the Intercreditor Agreement and any other documents to be delivered by it in connection with such agreements, and (iv) the names and signatures of the officers authorized on its behalf to execute the RPA, the RSA, the Intercreditor Agreement and any other documents to be delivered by it in connection with such agreements.
     8. Good Standing Certificates for CFR I issued by the Secretaries of State of Delaware and Michigan.
     9. Certificate of the Secretary of CFR I certifying (i) a copy of the Certificate of Formation of CFR I (attached thereto), (ii) a copy of the limited liability company agreement of CFR I (attached thereto), (iii) a copy of the written consent of the Board of Directors of CFR I (attached thereto) authorizing the execution, delivery and performance of the CFR I Agreement and any other documents to be delivered by it in connection with such agreements, and (iv) the names and signatures of the officers authorized on its behalf to execute the CFR I Agreement and any other documents to be delivered by it in connection with such agreements.
     10. Good Standing Certificates for Seller issued by the Secretaries of State of Delaware and Michigan.
     11. Certificate of the Secretary of Seller certifying (i) a copy of the Certificate of Formation of Seller (attached thereto), (ii) a copy of the limited liability company agreement of Seller (attached thereto), (iii) a copy of the written consent of the Board of Directors of Seller (attached thereto) authorizing the execution, delivery and performance of the RPA, the RSA, the Subordinated Note, the Intercreditor Agreement and any other documents to be delivered by it in connection with such agreements, and (iv) the names and signatures of the officers authorized on its behalf to execute the RPA, the RSA, the Subordinated Note, the Intercreditor Agreement and any other documents to be delivered by it in connection with such agreements.
C. UCC Documentation
     12. UCC Lien Search Reports in respect of filings made against Consumers, under those names (including tradenames) and in the jurisdiction set forth on Schedule 1 hereto.
     13. Tax Lien, Judgment and Pending Suit Search Reports in respect of filings made against Consumers in the offices set forth on Schedule 2 hereto.
     14. UCC Lien Search Reports in respect of filings made against CFR I, under the name and in those jurisdictions set forth on Schedule 1 hereto.
     15. Tax Lien, Judgment and Pending Suit Search Reports in respect of filings made against CFR I in the offices set forth on Schedule 2 hereto.
     16. UCC Lien Search Reports in respect of filings made against Seller, under the name and in those jurisdictions set forth on Schedule 1 hereto.
     17. Tax Lien, Judgment and Pending Suit Search Reports in respect of filings made against Seller in the offices set forth on Schedule 2 hereto.
     18. UCC-1 Financing Statements naming each of Consumers, as debtor/seller, Seller, as secured party/purchaser/assignor, and Bank One, NA (Main Office Chicago), as Administrative Agent, as the assignee of the secured party, filed in the office of the Secretary of State of Michigan.
     19. UCC-1 Financing Statements naming each of CFR I, as debtor/seller, Seller, as secured party/purchaser/assignor, and Bank One, NA (Main Office Chicago), as Administrative Agent, as the assignee of the secured party, filed in the office of the Secretary of State of Delaware.
     20. UCC-1 Financing Statements naming Seller as debtor/seller and Bank One, NA (Main Office Chicago), as Administrative Agent, filed in the office of the Secretary of State of Delaware.

     21. Post-Filing UCC Lien Searches showing the financing statements described in the three (3) immediately preceding items to be of record.
D. Opinions
     22. Opinion of Michael D. VanHemert, in-house counsel to Seiler and Consumers relating to corporate matters and perfection and priority of security interests perfected in the State of Michigan.
     23. Opinion of Michael D. VanHemert, in-house counsel to Seller and Consumers relating to due authorization of the Intercreditor Agreement by Consumers. Seller and Consumers Funding LLC.
     24. Opinion of Skadden, Arps. Slate, Meagher & Flom, LLP. counsel to Seller and Consumers, relating to issues of true sale and non-consolidation.
     25. Opinion of The Law Department of the Administrative Agent relating to the due authorization of the Intercreditor Agreement by the Administrative Agent.
     26. Opinion of Sidley Austin Brown & Wood, counsel to the Administrative Agent relating to enforceability, creation and perfection and priority of security interests perfected in the State of Delaware.
     27. Opinion of Sidley Austin Brown & Wood, counsel ro the Administrative Agent relating to the enforceability of the Intercreditor Agreement.
     28. Opinion of Sidley Austin Brown & Wood, counsel to the Administrative Agent relating to the due authorization of the Intercreditor Agreement by the Conduit.
E. Miscellaneous
     29. Lock-Box Agreements among Seiler. Consumers, the Administrative Agent and each Collection Account Bank in respect of each of the accounts and lock-boxes set forth on Schedule 3 hereto.
     30. Fee Letter among Seller, Consumers and the Administrative Agent.
     31. UCC-3 Financing Statements terminating or assigning the LTCC-1 Financing Statements set forth on Schedule 4 hereto.
     32. Purchase Notice.
     33. Payoff Letter among Canadian Imperial Bank of Commerce, Asset Securitization Cooperative Corporation, and CFR I.
     34. Partial Release Authorization Letter among Administrative Agent, Conduit and JPMorgan Chase Bank, as Trustee under the Indenture.
     35. UCC-3 Financing Statements amending and partially releasing the UCC-1 Financing Statements set forth on Schedule 5 hereto.
     36. Liquidity Asset Purchase Agreement among Conduit, Administrative Agent and Financial Investors.
SCHEDULE 1 Pre-Closing UCC Searches
UCC Lien Search Reports in respect of filings against the following names in the following offices:

Debtor	Search	Jurisdiction
Consumers Energy Company	UCC-1	Secretary of State, Michigan
	UCC-1 Name Variation	Secretary of State, Michigan
Consumers Receivables Funding, LLC	UCC-1	Secretary of State. Delaware Secretary of State, Michigan
UCC-1 Name Variation
Consumers Receivables Funding II, LLC	UCC-1	Secretary of State, Delaware
SCHEDULE 2 Pre-Closing Tax Lien and Judgment Searches
Tax Lien and Judgment Search Reports in respect of filings against the following names in the following offices:

Debtor	Search	Jurisdiction
Consumers Energy Company	State and Federal Tax Liens	Secretary of State, Michigan Register of Deeds, Jackson County, Michigan
	Pending Suits and Judgements	None
Consumers Receivables Funding, LLC	State and Federal Tax Liens	Secretary of State, Delaware Recorder, New Castle County, Delaware Secretary of State, Michigan Register of Deeds, Jackson County, Michigan

Debtor	Search	Jurisdiction
	Pending Suits and Judgements	Superior Court, New Castle County, Delaware Federal Court in DE Circuit Court, Jackson County, Michigan Federal Court in MI
Consumers Receivables Funding II, LLC	State and Federal Tax Liens	Secretary of State, Delaware Recorder, New Castle County, Delaware
	Pending Suits and Judgements	Superior Court, New Castle County, Delaware Federal Court in DE
SCHEDULE 3 Lock-Box/Collection Accounts

Company	Bank	Account Number
Consumers Energy		000323010091 j
Company	JPMorgan Chase Bank	j
Consumers Receivables Funding, LLC	Bank One. NA	1013233
Consumers	Standard Federal Bank, N.A.	j
Receivables		4825285820 |
Funding, LLC
SCHEDULE 4
UCC Financing Statements to be Terminated or Assigned

Debtor	Secured Party	Filing Office	Filing Number	Date Filed
Consumers Energy Company	Bank One, NA	Secretary of State of Michigan	46796C	October 18,2002
Consumers Energy Company	Canadian Imperial Bank of Commerce	Secretary of State of Michigan	85388B	June 11, 1997
Consumers Energy Company	Canadian Imperial Bank of Commerce	Secretary of State of Michigan	35661C	April 1,2002
Consumers Power Company	Canadian Imperial Bank of Commerce	Secretary of State of Michigan	81020B	December 17, 1996
Consumers Receivables Funding, LLC	Canadian Imperial Bank of Commerce	Secretary of State of Delaware	20816847	April 1,2002

SCHEDULE 5
UCC-1 Financing Statements to be Amended

Debtor	Secured Party	Filing Office	Filing Number	Date Filed
Consumers Power Company	JPMorgan Chase Bank (formerly known as Chemical Bank), as Trustee	Secretary of State of Michigan	| 33039B	07/08/93
Consumers Power Company	JPMorgan Chase Bank (formerly known as Chemical Bank), as Trustee	Secretary of State of Michigan	C768455	10/15/93
Consumers j Energy ! Company* | (f/k/a Consumers Power Company)	JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee	Secretary of State of Michigan	D338697	02/13/98
Consumers Energy Company* | (f/k/a* j Consumers Power Company)	JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee	Secretary of State of Michigan	D348656	03/11/98
Consumers Energy Company* (flk/a* Consumers Power Company)	JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee	Secretary of State of Michigan	D381767	06/02/98
Consumers Energy Company* (flk/a* Consumers Power Company)	JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee	Secretary of State of Michigan	D401226	07/21/98
Consumers Energy Company	JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee	Secretary of State of Michigan	D453623	12/10/98
Consumers Energy Company	JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee	Secretary of State of Michigan	D620613	02/16/00
Consumers Energy Company	JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee	Secretary of State of Michigan	D621014	02/17/00
Consumers Energy Company (f/k/a Consumers Power Company)	JPMorgan Chase Bank, as Trustee	Secretary of State of Michigan	D959574	09/26/02
Consumers Energy Company (f/k/a Consumers Power Company)	JPMorgan Chase Bank, as Trustee	Secretary of State of Michigan	D959576	09/26/02
Consumers Energy Company (formerly known as Consumers Power Company)	JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee	Secretary of State of Michigan	D961115	10/01/02

Debtor	Secured Party	Filing Office	Filing Number	Date Filed
Consumers Energy J Company | (formerly | known as Consumers j Power Company)	JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee	Secretary of State of Michigan	2003061505-1	04/01/03
Consumers Energy j Company (formerly ! known as j Consumers | Power Company)	JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee	Secretary of State of Michigan	(1) 2003063719-6	04/03/03
Consumers Energy Company (formerly known as | Consumers | Power ! Company)	JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as Trustee	i Secretary of State of Michigan j 1	2003064904-0	04/04/03
Consumers Energy Company (formerly known as Consumers Power Company)	JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank)	i Secretary of State j of Delaware i	2003087797-8	1 05/07/03 i

SCHEDULE C
FINANCIAL COVENANT DEFINITIONS
     “Agent” means Bank One in its capacity as administrative agent for the Banks pursuant to the Credit Agreement, and not in its individual capacity as a Bank, and any successor Agent appointed pursuant to the Credit Agreement.
     “Bank One” means Bank One, NA (Main Office — Chicago), in its individual capacity, and its successors and assigns.
     “Banks” — means the financial institutions from time to time party to the Credit Agreement as Banks thereunder.
     “Bonds” means, collectively, the Interest Bearing Bonds and the Zero Rate Bonds.
     “Capital Lease” means any lease which has been or would be capitalized on the books of the lessee in accordance with GAAP.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     “Consolidated EBIT” means, for any period, Consolidated Net Income for such period plus (i) to the extent deducted from revenues in determining such Consolidated Net Income (without duplication), (a) Consolidated Interest Expense, (b) expense for taxes paid or accrued, and (c) any non-cash write-offs and write-downs contained in Consumers’ Consolidated Net Income, including, without limitation, write-offs or write-downs related to the sale of assets, impairment of assets and loss on contracts minus (ii) to the extent included in such Consolidated Net Income, extraordinary gains realized other than in the ordinary course of business, all calculated for Consumers and its Subsidiaries on a consolidated basis in accordance with GAAP.
     “Consolidated Interest Expense” means with respect to any period for which the amount thereof is to be determined, an amount equal to interest expense on Debt, including payments in the nature of interest under Capital Leases but excluding dividends paid on Hybrid Preferred Securities, all calculated for Consumers and its Subsidiaries on a consolidated basis in accordance with GAAP.
     “Consolidated Net Income” means, with reference to any period, the net income (or loss) of Consumers and its Subsidiaries calculated on a consolidated basis for such period.
     “Consolidated Subsidiary” means any Subsidiary whose accounts are or are required to be consolidated with the accounts of Consumers in accordance with GAAP.
     “Consumers” means Consumers Energy Company, a Michigan corporation.

Sch. C-1

     “Credit Agreement” means that certain Credit Agreement, dated as of March 27, 2003 among Consumers, the financial institutions from time to time party thereto as “Banks” and Bank One, as Agent.
     “Credit Documents” means the Credit Agreement, the Facility LC Applications, the Supplemental Indenture and the Bonds.
     “Debt” means, with respect to any Person, and without duplication, (a) all indebtedness of such Person for borrowed money, (b) all indebtedness of such Person for the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business which are not overdue), (c) all Unfunded Vested Liabilities of such Person (if such Person is not Consumers, determined in a manner analogous to that of determining Unfunded Vested Liabilities of Consumers), (d) all obligations of such Person arising under acceptance facilities, (e) all obligations of such Person as lessee under Capital Leases, (f) all obligations of such Person arising under any interest rate swap, “cap”, “collar” or other hedging agreement; provided that for purposes of the calculation of Debt for this clause (f) only, the actual amount of Debt of such Person shall be determined on a net basis to the extent such agreements permit such amounts to be calculated on a net basis, and (g) all guaranties, endorsements (other than for collection in the ordinary course of business) and other contingent obligations of such Person to assure a creditor against loss (whether by the purchase of goods or services, the provision of funds for payment, the supply of funds to invest in any Person or otherwise) in respect of indebtedness or obligations of any other Person of the kinds referred to in clauses (a) through (f) above.
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
     “ERISA Affiliate” means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Consumers or is under common control (within the meaning of Section 414(c) of the Code) with Consumers.
     “Facility LC” — a standby or commercial letter of credit issued pursuant to Article III of the Credit Agreement.
     “Facility LC Application” — each application agreement executed and delivered by Consumers in respect of a Facility LC.
     “First Mortgage Bonds” means bonds issued by Consumers pursuant to the Indenture.
     “GAAP” means generally accepted accounting principles in the United States of America as in effect on the date hereof, applied on a basis consistent with those used in the preparation of the financial statements referred to in the Credit Agreement (except, for purposes of the annual and quarterly financial statements required to be delivered pursuant to the Credit Agreement, for changes concurred in by Consumers’ independent public accountants).

Sch. C-2

     “Hybrid Preferred Securities” means any preferred securities issued by a Hybrid Preferred Securities Subsidiary, where such preferred securities have the following characteristics:
     (i) such Hybrid Preferred Securities Subsidiary lends substantially all of the proceeds from the issuance of such preferred securities to Consumers or a wholly-owned direct or indirect Subsidiary of Consumers in exchange for Junior Subordinated Debt issued by Consumers or such wholly-owned direct or indirect Subsidiary, respectively;
     (ii) such preferred securities contain terms providing for the deferral of interest payments corresponding to provisions providing for the deferral of interest payments on the Junior Subordinated Debt; and
     (iii) Consumers or a wholly-owned direct or indirect Subsidiary of Consumers (as the case may be) makes periodic interest payments on the Junior Subordinated Debt, which interest payments are in turn used by the Hybrid Preferred Securities Subsidiary to make corresponding payments to the holders of the preferred securities.
     “Hybrid Preferred Securities Subsidiary” means any Delaware business trust (or similar entity) (i) all of the common equity interest of which is owned (either directly or indirectly through one or more wholly-owned Subsidiaries of Consumers) at all times by Consumers or a wholly-owned direct or indirect Subsidiary of Consumers, (ii) that has been formed for the purpose of issuing Hybrid Preferred Securities and (iii) substantially all of the assets of which consist at all times solely of Junior Subordinated Debt issued by Consumers or a wholly-owned direct or indirect Subsidiary of Consumers (as the case may be) and payments made from time to time on such Junior Subordinated Debt.
     “Indenture” means the Indenture, dated as of September 1, 1945, as supplemented and amended from time to time, from Consumers to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as successor Trustee.
     “Interest Bearing Bonds” means a series of interest-bearing First Mortgage Bonds created under the Supplemental Indenture issued in favor of, and in form and substance satisfactory to, the Agent.
     “Junior Subordinated Debt” means any unsecured Debt of Consumers or a Subsidiary of Consumers (i) issued in exchange for the proceeds of Hybrid Preferred Securities and (ii) subordinated to the rights of the Banks hereunder and under the other Credit Documents pursuant to terms of subordination substantially similar to those set forth in Exhibit E to the Credit Agreement, or pursuant to other terms and conditions satisfactory to the Majority Banks.
     “Majority Banks” means, as of any date of determination, Banks in the aggregate having more than 50% of the aggregate commitments under the Credit Agreement as of such date or, if the aggregate commitments have been terminated, Banks in the aggregate holding more than 50% of the aggregate unpaid principal amount of outstanding credit exposure as of such date.

Sch. C-3

     “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA.
     “Net Proceeds” means, with respect to any sale or issuance of securities or incurrence of Debt by any Person, the excess of (i) the gross cash proceeds received by or on behalf of such Person in respect of such sale, issuance or incurrence (as the case may be) over (ii) customary underwriting commissions, auditing and legal fees, printing costs, rating agency fees and other customary and reasonable fees and expenses incurred by such Person in connection therewith.
     “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.
     “Plan” means any employee benefit plan (other than a Multiemployer Plan) maintained for employees of Consumers or any ERISA Affiliate and covered by Title IV of ERISA.
     “Securitized Bonds” shall mean any nonrecourse bonds or similar asset-backed securities issued by a special-purpose Subsidiary of Consumers which are payable solely from specialized charges authorized by the utility commission of the relevant state in connection with the recovery of (x) stranded regulatory costs, (y) stranded clean air and pension costs and (z) other “Qualified Costs” (as defined in M.C.L. §460.10h(g)) authorized to be securitized by the Michigan Public Service Commission.
     “Single Employer Plan” means a Plan maintained by Consumers or any ERISA Affiliate for employees of Consumers or any ERISA Affiliate.
     “Subsidiary” means, as to any Person, any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other Persons performing similar functions are at the time owned directly or indirectly by such Person.
     “Supplemental Indenture” means a supplemental indenture substantially in the form set forth in the Exhibits to the Credit Agreement.
     “Total Consolidated Capitalization” means, at any date of determination, the sum of (a) Total Consolidated Debt, (b) equity of the common stockholders of Consumers, (c) equity of the preference stockholders of Consumers and (d) equity of the preferred stockholders of Consumers, in each case determined at such date.
     “Total Consolidated Debt” means, at any date of determination, the aggregate Debt of Consumers and its Consolidated Subsidiaries; provided that Total Consolidated Debt shall exclude (i) the principal amount of any Securitized Bonds, (ii) any Junior Subordinated Debt owned by any Hybrid Preferred Securities Subsidiary, (iii) any guaranty by Consumers of payments with respect to any Hybrid Preferred Securities, provided that such guaranty is subordinated to the rights of the Banks hereunder and under the other Credit Documents pursuant to terms of subordination substantially similar to those set forth in Exhibit F to the Credit Agreement, or pursuant to other terms and conditions satisfactory to the Majority Banks, (iv)

Sch. C-4

such percentage of the Net Proceeds from any issuance of hybrid debt/equity securities (other than Junior Subordinated Debt and Hybrid Preferred Securities) by Consumers or any Consolidated Subsidiary as shall be agreed to be deemed equity by the Agent and Consumers prior to the issuance thereof (which determination shall be based on, among other things, the treatment (if any) given to such securities by the applicable rating agencies).
     “Unfunded Vested Liabilities” means, (i) in the case of Single Employer Plans, the amount (if any) by which the present value of all vested nonforfeitable benefits under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, and (ii) in the case of Multiemployer Plans, the withdrawal liability of Consumers and its ERISA Affiliates.
     “Zero Rate Bonds” means a series of zero coupon First Mortgage Bonds created under the Supplemental Indenture issued in favor of, and in form and substance satisfactory to, the Agent.

Sch. C-5

TABLE OF CONTENTS
(continued)

Page vi

Sch. C-vii

Exhibits and Schedules
Exhibit I	Definitions
Exhibit II	Form of Purchase Notice
Exhibit III	Places of Business of the Seller Parties; Locations of Records; Federal Employer Identification Number(s)
Exhibit IV	Names of Collection Banks; Collection Accounts; Lock-Boxes; Specified Accounts
Exhibit V	Form of Compliance Certificate
Exhibit VI	Form of Collection Account Agreement
Exhibit VII	Form of Assignment Agreement
Exhibit VIII	Credit and Collection Policy
Exhibit IX	Form of Monthly Report
Exhibit X	Form of Reduction Notice
Exhibit XI	Form of P.O. Box Transfer Notice

Schedule A	Commitments
Schedule B	Closing Documents
Schedule C	Financial Covenant Definitions

Sch. C-viii

EXECUTION COPY
AMENDMENT NO. 1
to
RECEIVABLES PURCHASE AGREEMENT
Dated as of August 18, 2003
          THIS AMENDMENT NO. 1 (“Amendment”) is entered into as of August 18, 2003 by and among Consumers Receivables Funding II, LLC, a Delaware limited liability company (“Seller”). Consumers Energy Company, a Michigan corporation (“Servicer”), as initial Servicer, the entities parties hereto as “Financial Institutions”, Falcon Asset Securitization Corporation (“Conduit”) and Bank One, NA (Main Office Chicago), as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).
PRELIMINARY STATEMENT
          A. Seller, Servicer, Conduit, the Financial Institutions and the Administrative Agent are parties to that certain Receivables Purchase Agreement dated as of May 22, 2003 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the (“Purchase Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.
          B. Seller, Servicer, Conduit, the Financial Institutions and the Administrative Agent have agreed to amend the Purchase Agreement on the terms and subject to the conditions hereinafter set forth.
          NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
          Section 1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Purchase Agreement is hereby amended as follows:
          (a) Article XIII of the Purchase Agreement is hereby amended to add the following Section 13.16 after Section 13.15:
     Section 13.16 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. If any changes in generally accepted accounting principles are hereafter required or permitted and are adopted by Consumers or any of its Subsidiaries, or Consumers or any of its Subsidiaries shall change its application of generally accepted accounting principles with respect to any Off-Balance Sheet Liabilities, in each case with the agreement of its independent certified public accountants, and such changes result in a change in the method of calculation of any of the financial covenants, tests, restrictions or standards herein or in the related definitions or terms used therein (“Accounting Changes”), the parties hereto agree, at Consumers’ request, to enter into negotiations, in good faith, in order to amend such provisions in a credit neutral manner so as to reflect equitably such changes with the desired result that the criteria for evaluating Consumers and its Subsidiaries’ financial condition shall be the same after such changes as if such changes had not been made; provided, however, until such provisions are amended in a manner reasonably satisfactory to the Administrative Agent and the Purchasers, no Accounting Change shall be given effect in such calculations. In the event such amendment is entered into, all references in this Agreement to GAAP shall mean generally accepted accounting principles as of the date of such amendment.
          (b) Exhibit I to the Purchase Agreement is amended to add the following definitions in the appropriate alphabetical order:
      “Accounting Changes” has the meaning set forth in Section 13.16.
     “Capital Lease” means any lease which has been or would be capitalized on the books of the lessee in accordance with GAAP.
     “ Off-Balance Sheet Liability” of a Person means (i) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (ii) any liability under any sale and leaseback transaction which is not a Capital Lease, (iii) any liability under any so-called “synthetic lease” transaction entered into by such Person, or (iv) any obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person, but excluding from this clause (iv) Operating Leases.
     “Operating Lease” of a Person means any lease of Property (other than a Capital Lease) by such Person as lessee.
     “Property” of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.
          (c) Schedule C to the Purchase Agreement is amended to delete the definitions of “Consolidated EBIT”, “Consolidated Interest Expense” and “Total Consolidated Capitalization” in their entirety and replace them with the following:
     “Consolidated EBIT” means, for any period, Consolidated Net Income for such period plus (i) to the extent deducted from revenues in determining such Consolidated Net Income (without duplication), (a) Consolidated Interest Expense plus interest or dividends on Hybrid Preferred Securities, (b) expense for taxes paid or accrued, and (c) any non-cash write-offs and write-downs contained in Consumers’ Consolidated Net Income, including, without limitation, write-offs or write-downs related to the sale of assets, impairment of assets and loss on contracts minus (ii) to the extent included in such Consolidated Net Income, extraordinary gains realized other than in the ordinary course of business, all

2

calculated for Consumers and its Subsidiaries on a consolidated basis in accordance with GAAP.
     “Consolidated Interest Expense” means with respect to any period for which the amount thereof is to be determined, an amount equal to interest expense on Debt, including payments in the nature of interest under Capital Leases but excluding interest or dividends paid on Hybrid Preferred Securities, all calculated for Consumers and its Subsidiaries on a consolidated basis in accordance with GAAP.
     “Total Consolidated Capitalization” means, at any date of determination, the sum of (a) Total Consolidated Debt, (b) equity of the common stockholders of Consumers, (c) equity of the preference stockholders of Consumers, (d) Hybrid Preferred Securities and (e) equity of the preferred stockholders of Consumers, in each case determined at such date.
          Section 2. Conditions Precedent. This Amendment shall become effective and be deemed effective, as of the date first above written, upon receipt by the Administrative Agent of four (4) copies of this Amendment duly executed by each of the parties hereto.
          Section 3. Covenants, Representations and Warranties of the Seller and the Servicer.
          (a) Upon the effectiveness of this Amendment, each of the Seller and the Servicer hereby reaffirms all covenants, representations and warranties made by it in the Purchase Agreement, as amended, and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.
          (b) Each of the Seller and the Servicer hereby represents and warrants as to itself (i) that this Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general principles of equity which may limit the availability of equitable remedies and (ii) upon the effectiveness of this Amendment, that no event shall have occurred and be continuing which constitutes an Amortization Event or a Potential Amortization Event.
          Section 4. Fees, Costs, Expenses and Taxes. Without limiting the rights of the Administrative Agent and the Purchasers set forth in the Purchase Agreement and the Fee Letter, the Seller agrees to pay all reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent and the Purchasers incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith and with respect to advising the Administrative Agent and the Purchasers as to their rights and responsibilities hereunder and thereunder.

3

          Section 5. Reference to and Effect on the Purchase Agreement.
          (a) Upon the effectiveness of this Amendment, each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Purchase Agreement as amended hereby, and each reference to the Purchase Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended hereby.
          (b) Except as specifically amended hereby, the Purchase Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or the Administrative Agent under the Purchase Agreement or any of the other Transaction Documents, nor constitute a waiver of any provision contained therein.
          Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
          Section 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
          Section 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

4

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the date first set forth above by their respective officers thereto duly authorized, to be effective as hereinabove provided.

CONSUMERS RECEIVABLES FUNDING II, LLC, as Seller
By:	/s/ Laura L. Mountcastle
NAME: Laura L. Mountcastle
	Title:	President

CONSUMERS ENERGY COMPANY, as Servicer
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President

Signature page to Amendment No. 1 to Receivables Purchase Agreement

FALCON ASSET SECURITIZATION CORPORATION
By:	/s/ Leo Loughead
	Name:	Leo Loughead
	Title:	Authorized Signatory

BANK ONE, NA (MAIN OFFICE CHICAGO), as a Financial Institution and as Administrative Agent
By:	/s/ Leo Loughead
	Name:	Leo Loughead
	Title:	Managing Director, Capital Markets

Signature page to Amendment No. 1 to Receivables Purchase Agreement

Execution Version
AMENDMENT NO. 2 AND WAIVER
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 2 AND WAIVER TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of October 10, 2003, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Seller”), CONSUMERS ENERGY COMPANY, individually, and in its capacity as Servicer (in such capacity, the “Servicer”), FALCON ASSET SECURITIZATION CORPORATION (“Falcon”), and BANK ONE, NA (MAIN OFFICE CHICAGO) (“Bank One”), as a Financial Institution and as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” or the “Receivables Sale Agreement,” as applicable, referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of May 22, 2003 among Seller, Servicer, Falcon, Bank One and the Administrative Agent (as amended by that certain Amendment No. 1 to Receivables Purchase Agreement dated as of August 18, 2003 and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”).
          B. Reference is made to that certain Receivables Sale Agreement dated as of May 22, 2003 among Seller, as “Buyer” thereunder and Consumers Energy Company, as an “Originator” thereunder (as amended, restated, supplemented or modified from time to time, the “Receivables Sale Agreement”).
          C. The parties hereto have agreed to amend and waive the requirements of certain provisions of the Receivables Purchase Agreement upon the terms and conditions set forth herein.
     SECTION 1. Amendment and Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree:
          (a) to amend the Receivables Purchase Agreement:
     (i) to delete clause (f) of Section 9.1 and substitute the following therefor:
(f) As at the end of any Accrual Period, (i) the average of the Dilution Ratios as of the end of such Accrual Period and the two preceding Accrual Periods shall exceed 2.75%, (ii) the average of the Loss-to-Liquidation Ratios as of the end of such Accrual Period and the two preceding Accrual Periods shall exceed 0.75%, (iii) the average of the Past Due Ratios as of the end of such Accrual Period and the two preceding Accrual Periods shall exceed (A) 9.0% for any Accrual Period occurring in May through October of any calendar year or (B) 5.5% for any Accrual Period occurring in November through April of any calendar year and (iv) the average of the Days Sales Outstanding Ratios as of the end of such Accrual Period and the two preceding Accrual Periods shall exceed 55 days.
     (ii) to delete the definition of “Default Ratio” set forth in Exhibit I thereto; and
     (iii) to insert the following definition of “Loss-to-Liquidation Ratio” in appropriate alphabetical order therein:
“Loss-to-Liquidation Ratio” means, for any Accrual Period, the ratio (expressed as a percentage) equal to (i) all Charged-Off Receivables written off during such Accrual Period divided by (ii) the aggregate amount of Collections received during such Accrual Period.
and
     (b) to waive as of July 31, 2003 and August 31, 2003 any Amortization Event arising under Section 9.1(f)(iii) of the Receivables Purchase Agreement as of such date.
     SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
     (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
     (b) on the date hereof, before and after giving effect to this Amendment, (i) other than as waived pursuant to this Amendment, no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.
     SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received counterpart signature pages of this Amendment, executed by each of the parties hereto.
     SECTION 4. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or

2

delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.
     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent or Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent or Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	President

CONSUMERS ENERGY COMPANY, as Servicer
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President

Signature Page to Amendment No. 2 and Waiver

FALCON ASSET SECURITIZATION CORPORATION
By:	/s/ Leo V. Loughead
	Name:	Leo V. Loughead
	Title:	Authorized Signatory

BANK ONE, NA (MAIN OFFICE CHICAGO), as a Financial Institution and Administrative Agent
By:	/s/ Leo V. Loughead
	Name:	Leo V. Loughead
	Title:	Managing Director Capital Markets

Signature Page to Amendment No. 2 and Waiver

EXECUTION COPY
AMENDMENT NO. 3 AND WAIVER
TO
RECEIVABLES PURCHASE AGREEMENT
           THIS AMENDMENT NO. 3 AND WAIVER TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of May 20, 2004, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Seller”), CONSUMERS ENERGY COMPANY, in its capacity as Servicer (in such capacity, the “Servicer”), FALCON ASSET SECURITIZATION CORPORATION (“Falcon”), and BANK ONE, NA (MAIN OFFICE CHICAGO) (“Bank One”), as a Financial Institution and as Administrative Agent (in such capacity, the “Administrative Agent”), Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” referred to
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of May 22, 2003 among Seller, Servicer, Falcon, Bank One and the Administrative Agent (as amended by that certain Amendment No. 1 to Receivables Purchase Agreement dated as of August 18, 2003 and that certain Amendment No. 2 to Receivables Purchase Agreement dated as of October 10, 2003, and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”).
          B. The parties hereto have agreed to amend and waive the requirements of certain provisions of the Receivables Purchase Agreement upon the terms and conditions set forth herein.
     SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the parties hereto hereby agree to amend the Receivables Purchase Agreement as follows:
     (a) Section 7.1(b) of the Receivables Purchase Agreement is hereby amended to add the following clause (viii) after clause (vii):
(viii) Receivables Classification. The occurrence of any event or circumstance (including, without limitation, any change in law, regulation or systems reporting), which would impact the identification of any accounts receivable on the books and records of the Originator or the Seller not less than thirty (30) days prior to such occurrence (or in the event of a change in law or regulation, as soon as reasonably possible).
     (b) Section 7.1 of the Receivables Purchase Agreement is hereby amended to add the following paragraphs (t) and (u) after paragraph (s):

(t) Receivables Classification. In connection with any change in the identification of any accounts receivable on the books and records of the Originator or the Seller, the Seller shall ensure that all actions required by Section 7.1 (h) will have been taken prior to such change.
(u) Certification of Receivables Classification. In connection with the delivery of each Monthly Report, the Servicer shall certify to the Administrative Agent that it has made diligent inquiry and that the accounts receivable included in the such report as Receivables are identified on the books and records of the Originator and the Seller with the account code “Account 142.130 Accounts Receivable-Electric & Gas-Central Billing”.
     (c) Exhibit I to the Receivables Purchase Agreement is hereby amended to delete the definition of “Liquidity Termination Date” and replace it with the following:
      “Liquidity Termination Date” means May 19, 2005.
     (d) Exhibit I to the Receivables Purchase Agreement is hereby amended to delete the definition of “Purchase Price” and replace it with the following:
“Purchase Price” means, with respect to any Incremental Purchase of a Purchaser Interest, the amount paid to Seller for such Purchaser Interest which shall not exceed the least of (i) the amount requested by Seller in the applicable Purchase Notice, (ii) the unused portion of the Purchase Limit on the applicable purchase date and (iii) the amount (which may be an amount less than requested by Seller in such Purchase Notice) which, when added to the Aggregate Capital, would not cause the Purchaser Interests to exceed the Applicable Maximum Purchaser Interest.
     (e) Exhibit I to the Receivables Purchase Agreement is hereby further amended to delete the definition of “Receivable” and replace it with the following:
“Receivable” means all indebtedness and other obligations owed to Seller. CRF I or Originator (at the time it arises, and before giving effect to any transfer or conveyance under the applicable Sale Agreement or hereunder) or in which Seller, CRF I or Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods, electricity or gas or the rendering of services by Originator, and which is identified

2

on the books and records of the Originator or the Seller (including its accounting system) with the account code “Account 142.130 Accounts Receivable-Electric & Gas-Central Billing”, and further includes, without limitation, the obligation to pay any Finance Charges with respect thereto. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor, Seller, CRF I or Originator treats such indebtedness, rights or obligations as a separate payment obligation. Notwithstanding the foregoing, “Receivable” does not include (i) Transferred Securitization Property or (ii) the books and records relating solely to the Transferred Securitization Property; provided that the determination of what constitutes collections of the Securitization Charges in respect of Transferred Securitization Property shall be made in accordance with the allocation methodology specified in Annex 2 to the Servicing Agreement.
SECTION 2. Waivers.
     (a) Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, each of Falcon, each Financial Institution and the Administrative Agent hereby agree to waive any Amortization Event arising under Section 9.1(a)(ii) of the Receivables Purchase Agreement which may have occurred prior to the date hereof solely as a result of a breach of clauses (iii) and (iv) of Section 7.1 (i) of the Receivables Purchase Agreement.
     (b) Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, each of Falcon, each Financial Institution and the Administrative Agent hereby agree to waive any Amortization Event arising under Section 9.1(b) of the Receivables Purchase Agreement which may have occurred prior to the date hereof solely as a result of a breach of Section 5.1 (g) of the Receivables Purchase Agreement in connection with the delivery of Monthly Reports which included information regarding only Receivables which have been identified on the books and records of the Originator or the Seller (including its accounting system) with the account code “Account 142.130 Accounts Receivable-Electric & Gas-Central Billing”.
     (c) Falcon, the Financial Institutions and the Administrative Agent hereby expressly reserve all of their rights with respect to the occurrence of other Amortization

3

Events, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above. The specific waivers set forth in this Section 2 apply only to the above-specified violations.
     SECTION 3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
     (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
      (b) on the date hereof, before and after giving effect to this Amendment, (i) other than as waived pursuant to this Amendment, no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.
     SECTION 4. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received the following:
     (a) four (4) counterpart signature pages to this Amendment, executed by each of the parties hereto;
     (b) four (4) counterpart signature pages to the amended and restated Fee Letter dated the date hereof, executed by each of the parties thereto; and
     (c) four (4) counterpart signature pages to Amendment No. 1 to the Receivables Sale Agreement dated the date hereof, executed by each of the parties thereto.
     SECTION 5. Consent to Amendment. The Administrative Agent hereby consents to Amendment No. 1 to the Receivables Sale Agreement dated the date hereof.
     SECTION 6. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

4

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.
      SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
      SECTION 8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
      SECTION 10. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent or Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent or Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

5

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	President

CONSUMERS ENERGY COMPANY, as Servicer
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President and Treasurer

Signature Page to Amendment No. 3 and Waiver

FALCON ASSET SECURITIZATION CORPORATION
By:	/s/ Leo V. Loughead
	Name:	Leo V. Loughead
	Title:	Authorized Signatory

BANK ONE, NA (MAIN OFFICE CHICAGO), as a Financial Institution and Administrative Agent
By:	/s/ Leo V. Loughead
	Name:	Leo V. Loughead
	Title:	Managing Director, Capital Markets

Signature Page to Amendment No. 3 and Waiver

Execution Version
AMENDMENT NO. 4
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 4 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of September 28, 2004, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Seller”), CONSUMERS ENERGY COMPANY, in its capacity as Servicer (in such capacity, the “Servicer”), FALCON ASSET SECURITIZATION CORPORATION (“Falcon”), and BANK ONE, NA (MAIN OFFICE CHICAGO) (“Bank One”), as a Financial Institution and as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of May 22, 2003 among Seller, Servicer, Falcon, Bank One and the Administrative Agent (as amended by that certain Amendment No. 1 to Receivables Purchase Agreement dated as of August 18, 2003, that certain Amendment No. 2 to Receivables Purchase Agreement dated as of October 10, 2003 and that certain Amendment No. 3 and Waiver to Receivables Purchase Agreement dated as of May 20, 2004, and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”).
          B. The parties hereto have agreed to amend the requirements of certain provisions of the Receivables Purchase Agreement upon the terms and conditions set forth herein.
     SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Receivables Purchase Agreement as follows:
     (a) Section 9.1(k) of the Receivables Purchase Agreement is hereby amended to delete clause (i) in its entirety and to substitute the following therefor:
(i) Consumers shall fail to maintain a ratio of Total Consolidated Debt to Total Consolidated Capitalization of not greater than 0.70 to 1.0
     (b) Section 11.5 of the Receivables Purchase Agreement is hereby deleted and the following substituted therefor:
Section 11.5 Non-Reliance on Administrative Agent and Other Purchasers.
(a) Each Purchaser expressly acknowledges that neither the Administrative Agent, nor any of its officers, directors,

employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including, without limitation, any review of the affairs of any Seller Party, shall be deemed to constitute any representation or warranty by the Administrative Agent. Each Purchaser represents and warrants to the Administrative Agent that it has and will, independently and without reliance upon the Administrative Agent or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of Seller and made its own decision to enter into this Agreement, the other Transaction Documents and all other documents related hereto or thereto.
(b) Without limiting clause (a) above, each Purchaser acknowledges and agrees that neither such Purchaser nor any of its Affiliates, participants or assignees may rely on the Administrative Agent to carry out such Purchaser’s or other Person’s customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 C.F.R. 103.121 (as amended or replaced, the “CIP Regulations”), or any other applicable law, rule, regulation or order of any governmental authority, including any program involving any of the following items relating to or in connection with any Seller Party or any of their Affiliates or agents, the Transaction Documents or the transactions contemplated hereby: (i) any identity verification procedure; (ii) any recordkeeping; (iii) any comparison with a government list; (iv) any customer notice or (v) any other procedure required under the CIP Regulations or such other law, rule, regulation or order.
     (c) Article XII of the Receivables Purchase Agreement is hereby amended to add the following Section 12.5:
Section 12.5 USA Patriot Act Certification. Within 10 days after the date of this Agreement and at such other times as are required under the USA Patriot Act, each Purchaser and each assignee and participant that is not incorporated under the laws of the United States of America or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations) shall

2

deliver to the Administrative Agent a certification, or, if applicable, recertification, certifying that such Purchaser is not a “shell” and certifying as to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations.
     (d) Article XIII of the Receivables Purchase Agreement is hereby amended to add the following Section 13.16:
Section 13.16 USA Patriot Act. Each Purchaser hereby notifies the Seller that pursuant to requirements of the USA Patriot Act, such Purchaser is required to obtain, verify and record information that identifies the Seller, which information includes the name and address of the Seller and other information that will allow such Purchaser to identify the Seller in accordance with the USA Patriot Act .
     (e) Exhibit I to the Receivables Purchase Agreement is hereby amended to add the following definitions in appropriate alphabetical order therein:
“CIP Regulations” has the meaning specified in Section 11.5(b).
“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001), as amended.
     SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
     (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
     (b) on the date hereof, before and after giving effect to this Amendment, (i) other than as waived pursuant to this Amendment, no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.
     SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received four (4) counterpart signature pages to this Amendment, executed by each of the parties hereto.
     SECTION 4. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this

3

Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.
     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent or Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent or Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

4

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC

By:	/s/ Laura L. Mountcastle
Name: Laura L. Mountcastle
Title: President, Chief Executive Officer, Chief Financial Officer and Treasurer, Manager

CONSUMERS ENERGY COMPANY, as Servicer

By:	/s/ Laura L. Mountcastle

Name: Laura L. Mountcastle
Title: Vice President and Treasurer
Signature Page to Amendment No.4

FALCON ASSET SECURITIZATION CORPORATION

By:	/s/ Leo V. Loughead
Name: Leo V. Loughead Title: Authorized Signatory

BANK ONE, NA (MAIN OFFICE CHICAGO), as a
Financial Institution and Administrative Agent

By:	/s/ Leo V. Loughead

Name: Leo V. Loughead Title: Managing Director, Capital Markets
Signature Page to Amendment No.4

Execution Version
AMENDMENT NO. 5
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 5 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of May 19, 2005, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Seller”), CONSUMERS ENERGY COMPANY, in its capacity as Servicer (in such capacity, the “Servicer”), FALCON ASSET SECURITIZATION CORPORATION (“Falcon”), and JPMORGAN CHASE BANK, N.A. (as successor by merger to Bank One, NA (Main Office Chicago)) (“JPMorgan”), as a Financial Institution and as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of May 22, 2003 among Seller, Servicer, Falcon, JPMorgan and the Administrative Agent (as amended by that certain Amendment No. 1 to Receivables Purchase Agreement dated as of August 18, 2003, that certain Amendment No. 2 to Receivables Purchase Agreement dated as of October 10, 2003, that certain Amendment No. 3 and Waiver to Receivables Purchase Agreement dated as of May 20, 2004 and that certain Amendment No. 4 to Receivables Purchase Agreement dated as of September 28, 2004, and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”).
          B. The parties hereto have agreed to amend the requirements of certain provisions of the Receivables Purchase Agreement upon the terms and conditions set forth herein.
     SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Receivables Purchase Agreement as follows:
     (a) Section 1.2 of the Receivables Purchase Agreement is hereby amended to delete the first sentence thereof in its entirety and to substitute the following therefor:
Seller shall, no later than 12:00 noon (New York time) on the Business Day immediately preceding a desired incremental Purchase, provide the Administrative Agent with notice of its request for such Incremental Purchase in the form set forth as Exhibit II hereto (a “Purchase Notice”).
     (b) Exhibit I to the Receivables Purchase Agreement is hereby amended to delete the definitions of “Liquidity Termination Date” and “Required Notice Period” and substitute the following therefor:
“Liquidity Termination Date” means May 18, 2006.

“Required Notice Period” means the number of days required notice set forth below applicable to the Aggregate Reduction indicated below:

Aggregate Reduction	Required Notice Period
≤ $100,000,000	one Business Days
>$100,000,000	two Business Days
     SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
     (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
     (b) on the date hereof, before and after giving effect to this Amendment, (i) other than as waived pursuant to this Amendment, no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.
     SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received four (4) counterpart signature pages to this Amendment, executed by each of the parties hereto.
     SECTION 4. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection

2

     therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.
     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent or Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent or Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

3

FALCON ASSET SECURITIZATION CORPORATION

By:	/s/ Leo V. Loughead
Name: Leo V. Loughead
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A., as a Financial Institution and Administrative Agent

By:	/s/ Leo V. Loughead

Name: Leo V. Loughead
Title: Managing Director
Signature Page to Amendment No. 5

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC

By:	/s/ Laura L. Mountcastle Name: Laura L. Mountcastle Title: Manager, President, Chief Executive Officer, Chief Financial Officer and Treasurer

CONSUMERS ENERGY COMPANY, as servicer

By:	/s/ Laura L. Mountcastle

Name: Laura L. Mountcastle
Title: Vice President and Treasurer
Signature Page to Amendment No. 5

Execution Version
AMENDMENT NO. 6 AND WAIVER
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 6 AND WAIVER TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of September 8, 2005, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Seller”), CONSUMERS ENERGY COMPANY, in its capacity as Servicer (in such capacity, the “Servicer”), FALCON ASSET SECURITIZATION CORPORATION (“Falcon”), and JPMORGAN CHASE BANK, N.A. (as successor by merger to Bank One, NA (Main Office Chicago)) (“JPMorgan”), as a Financial Institution and as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of May 22, 2003 among Seller, Servicer, Falcon, JPMorgan and the Administrative Agent (as amended by that certain Amendment No. 1 to Receivables Purchase Agreement dated as of August 18, 2003, that certain Amendment No. 2 and Waiver to Receivables Purchase Agreement dated as of October 10, 2003, that certain Amendment No. 3 and Waiver to Receivables Purchase Agreement dated as of May 20, 2004, that certain Amendment No. 4 to Receivables Purchase Agreement dated as of September 28, 2004 and that certain Amendment No. 5 to Receivables Purchase Agreement dated as of May 19, 2005, and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”).
          B. The parties hereto have agreed to amend and waive the requirements of certain provisions of the Receivables Purchase Agreement upon the terms and conditions set forth herein.
     SECTION 1. Amendment and Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree:
          (a) to amend the Receivables Purchase Agreement:
     (i) to amend Section 9.1(f) to delete the phrase “(iii) the average of the Past Due Ratios as of the end of such Accrual Period and the two preceding Accrual Periods shall exceed (A) 9.0% for any Accrual Period occurring in May through October of any calendar year or (B) 5.5% for any Accrual Period occurring in November through April of any calendar year” and substitute the phrase “(iii) the average of the Past Due Ratios as of the end of such Accrual Period and the two preceding Accrual Periods shall exceed (A) 11.0% for any Accrual Period occurring in May through October of any calendar year thereafter or (B) 6% for any Accrual Period occurring in November through April of any calendar year thereafter” therefor.

     (ii) to delete the definition of “Debt” set forth on Schedule C in its entirety, and substitute the following therefor:
“Debt” means, with respect to any Person, and without duplication, (a) all indebtedness of such Person for borrowed money, (b) all indebtedness of such Person for the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business which are not overdue), (c) all liabilities arising from any accumulated funding deficiency (as defined in Section 412(a) of the Code) for a Plan, (d) all liabilities arising in connection with any withdrawal liability under ERISA to any Multiemployer Plan, (e) all obligations of such Person arising under acceptance facilities, (f) all obligations of such Person as lessee under Capital Leases, (g) all obligations of such Person arising under any interest rate swap, “cap”, “collar” or other hedging agreement; provided that for purposes of the calculation of Debt for this clause (g) only, the actual amount of Debt of such Person shall be determined on a net basis to the extent such agreements permit such amounts to be calculated on a net basis, and (h) all guaranties, endorsements (other than for collection in the ordinary course of business) and other contingent obligations of such Person to assure a creditor against loss (whether by the purchase of goods or services, the provision of funds for payment, the supply of funds to invest in any Person or otherwise) in respect of indebtedness or obligations of any other Person of the kinds referred to in clauses (a) through (g) above.
     (iii) to delete the definition of “Unfunded Vested Liabilities” set forth on Schedule C in its entirety.
          (b) to waive as of July 31, 2005 any Amortization Event arising under Section 9.1(f)(iii) of the Receivables Purchase Agreement in respect of the July 2005 Accrual Period.
     SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
     (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
     (b) on the date hereof, before and after giving effect to this Amendment, (i) other than as waived pursuant to this Amendment, no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.

2

     SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received four (4) counterpart signature pages to this Amendment, executed by each of the parties hereto.
     SECTION 4. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.
     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

3

     SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent or Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent or Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

4

FALCON ASSET SECURITIZATION CORPORATION

By:	JPMorgan Chase Bank, N.A., as attorney in fact

By:	/s/ Leo V. Loughead Name: Leo V. Loughead Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A., as a Financial
Institution and Administrative Agent

By:	/s/ Leo V. Loughead

Name: Leo V. Loughead Title: Managing Director
Signature Page to Amendment No. 6 and Waiver

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC

By:	/s/ Laura L. Mountcastle Name: Laura L. Mountcastle Title: Vice President and Treasurer

CONSUMERS ENERGY COMPANY, as servicer

By:	/s/ Laura L. Mountcastle
Name: Laura L. Mountcastle Title: Vice President and Treasurer
Signature Page to Amendment No. 6 and Waiver

Execution Copy
AMENDMENT NO. 7 AND WAIVER
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 7 AND WAIVER TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of December 22, 2005, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Seller”), CONSUMERS ENERGY COMPANY, in its capacity as Servicer (in such capacity, the “Servicer”), FALCON ASSET SECURITIZATION CORPORATION (“Falcon”), and JPMORGAN CHASE BANK, N.A. (as successor by merger to Bank One, NA (Main Office Chicago)) (“JPMorgan”). as a Financial Institution and as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of May 22, 2003 among Seller, Servicer, Falcon, JPMorgan and the Administrative Agent (as amended prior to the date hereof and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”).
          B. The parties hereto have agreed to amend and waive the requirements of certain provisions of the Receivables Purchase Agreement upon the terms and conditions set forth herein.
     SECTION 1. Amendment and Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree:
          (a) to amend the Receivables Purchase Agreement:
     (i) to delete clause (ii) of Section 9.l (f) thereof and substitute the clause “(ii) the average of the Loss-to-Liquidation Ratios as of the end of such Accrual Period and the two preceding Accrual Periods shall exceed 1.0%” therefor;
     (ii) to delete clause (iii) of Section 9.1 (f) thereof and substitute the clause “(iii) the average of the Past Due Ratios as of the end of such Accrual Period and the two preceding Accrual Periods shall exceed (A) 11.0% for any Accrual Period occurring in May through October of any calendar year, (B) 9.0% for any Accrual Period occurring in November of any calendar year or (C) 7.0% for any Accrual Period occurring in December through April of any calendar year” therefor;
;and

     (iii) to delete the definition of “Loss Ratio” in its entirety and substitute the following therefor:
          “Loss Ratio” means, at any time, a ratio (expressed as a percentage) equal to (i) the sum of (a) the amount equal to (x) the aggregate Outstanding Balance of all Billed Receivables which are more than sixty (60) and less than ninety-one (91) days past due as of the last day of the most recently ended Accrual Period times (y) 0.5 and (b) all Charged-Off Receivables written off during such Accrual Period divided by (ii) the aggregate Original Balance of all Receivables originated during the Accrual Period which ended three Accrual Periods prior to such Accrual Period.
     (b) to waive as of November 30, 2005 any Amortization Event arising under clauses (ii) or (iii) of Section 9. l(f) of the Receivables Purchase Agreement in respect of the November 2005 Accrual Period.
     SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
     (a) it has all necessary corporate or company power and authority to execute and deliver this Amendment and to perform its obligations under the Receivables Purchase Agreement as amended hereby, the execution and delivery of this Amendment and the performance of its obligations under the Receivables Purchase Agreement as amended hereby has been duly authorized by all necessary corporate or company action on its part and this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
     (b) on the date hereof, before and after giving effect to this Amendment, (i) other than as waived pursuant to this Amendment, no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.
     SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received four (4) counterpart signature pages to this Amendment, executed by each of the parties hereto.
     SECTION 4. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.

2

     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth in Section l(b) above. Falcon, the Financial Institutions and the Administrative Agent hereby expressly reserve all of their rights with respect to the occurrence of other Amortization Events, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above.
     SECTIONS 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic format shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent or Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent or Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	President

CONSUMERS ENERGY COMPANY, as Servicer
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President

Signature Page to Amendment No. 7 and Waiver

FALCON ASSET SECURITIZATION CORPORATION

By: JPMorgan Chase Bank, N.A., as attorney in fact

By:	/s/ Mark J. Connor Name: Mark J. Connor
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Financial
Institution and Administrative Agent

By:	/s/ Mark J. Connor Name: Mark J. Connor
Title: Vice President
Signature Page to Amendment No. 7 and Waiver

Execution Copy
AMENDMENT NO. 8
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 8 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of March 13, 2006, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Seller”), CONSUMERS ENERGY COMPANY, in its capacity as Servicer (in such capacity, the “Servicer”), FALCON ASSET SECURITIZATION CORPORATION (“Falcon”), and JPMORGAN CHASE BANK, N.A. (as successor by merger to Bank One, NA (Main Office Chicago)) (“JPMorgan”), as a Financial Institution and as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of May 22, 2003 among Seller, Servicer, Falcon, JPMorgan and the Administrative Agent (as amended by that certain Amendment No. 1 to Receivables Purchase Agreement dated as of August 18, 2003, that certain Amendment No. 2 to Receivables Purchase Agreement dated as of October 10, 2003, that certain Amendment No. 3 and Waiver to Receivables Purchase Agreement dated as of May 20, 2004, that certain Amendment No. 4 to Receivables Purchase Agreement dated as of September 28, 2004, that certain Amendment No. 5 to Receivables Purchase Agreement dated as of May 19, 2005, that certain Amendment No. 6 and Waiver to Receivables Purchase Agreement dated as of September 8, 2005 and that certain Amendment No. 7 and Waiver dated as of December 22, 2005, and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”).
          B. The parties hereto have agreed to amend the requirements of certain provisions of the Receivables Purchase Agreement upon the terms and conditions set forth herein.
     SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Receivables Purchase Agreement as follows:
     (a) The definition of the term “Liquidity Termination Date” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended to delete the date “May 18, 2006” appearing therein and to replace such date with the date “August 16, 2006”.
     SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
     (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and

     (b) on the date hereof, before and after giving effect to this Amendment, (i) other than as waived pursuant to this Amendment, no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.
     SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received four (4) counterpart signature pages to this Amendment, executed by each of the parties hereto.
     SECTION 4. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.
     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

2

     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent or Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent or Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC, as Seller
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	President, CEO, CFO and Treasurer

CONSUMERS ENERGY COMPANY, as Servicer
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President and Treasurer

Signature Page to Amendment No. 8

FALCON ASSET SECURITIZATION CORPORATION
By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Leo Loughead Name: Leo Loughead
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A., as a Financial
Institution and Administrative Agent

By:	/s/ Leo Loughead Name: Leo Loughead
Title: Managing Director
Signature Page to Amendment No. 8

Execution Copy
AMENDMENT NO. 9
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 9 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of May 18, 2006, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Seller”), CONSUMERS ENERGY COMPANY, in its capacity as Servicer (in such capacity, the “Servicer”), FALCON ASSET SECURITIZATION CORPORATION (“Falcon”), and JPMORGAN CHASE BANK, N.A. (as successor by merger to Bank One, NA (Main Office Chicago)) (“JPMorgan”), as a Financial Institution and as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of May 22, 2003 among Seller, Servicer, Falcon, JPMorgan and the Administrative Agent (as amended prior to the date hereof, and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”).
          B. The parties hereto have agreed to amend the requirements of certain provisions of the Receivables Purchase Agreement upon the terms and conditions set forth herein.
     SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to delete the definition of the term “Consolidated EBIT” set forth in Schedule C to the Receivables Purchase Agreement and replace it with the following:
     “Consolidated EBIT” means, for any period, Consolidated Net Income for such period plus (i) to the extent deducted from revenues in determining such Consolidated Net Income (without duplication), (a) Consolidated Interest Expense plus interest and dividends on Hybrid Preferred Securities and on securities of the type described in clause (iv) of the definition of Total Consolidated Debt (but only, in the case of securities of the type described in such clause (iv), to the extent such securities have been deemed to be equity), (b) expense for taxes paid or accrued, (c) non-cash write-offs and write-downs contained in Consumers’ Consolidated Net Income, including write-offs or write-downs related to the sale of assets, impairment of assets and loss on contracts, and (d) non-cash losses on mark-to-market valuation of contracts minus (ii) to the extent included in such Consolidated Net Income, extraordinary gains realized other than in the ordinary course of business and non-cash gains on mark-to-market valuation of contracts, all calculated for Consumers and its Subsidiaries on a consolidated basis in accordance with GAAP.

     SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
     (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
     (b) on the date hereof, before and after giving effect to this Amendment, (i) no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.
     SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received four (4) counterpart signature pages to this Amendment, executed by each of the parties hereto; provided that any calculations made on or after February 9, 2006 based on Consolidated EBIT shall be deemed to have been made using Consolidated EBIT as such term is amended hereby.
     SECTION 4. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.
     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

2

     SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent and Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent and Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC, as Seller
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	President, CEO, CFO & Treasurer

CONSUMERS ENERGY COMPANY, as Servicer
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President & Treasurer

Signature Page to Amendment No. 9

FALCON ASSET SECURITIZATION CORPORATION
By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Mark Connor

Name: Mark Connor
Title. Vice President

JPMORGAN CHASE BANK, N.A., as a Financial
Institution and Administrative Agent

By:	/s/ Mark Connor

Name: Mark Connor
Title: Vice President
Signature Page to Amendment No. 9

EXECUTION COPY
AMENDMENT NO. 10
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 10 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of August 15, 2006, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Seller”), CONSUMERS ENERGY COMPANY, in its capacity as Servicer (in such capacity, the “Servicer”), FALCON ASSET SECURITIZATION COMPANY LLC (formerly Falcon Asset Securitization Corporation) (“Falcon”), and JPMORGAN CHASE BANK, N.A. (as successor by merger to Bank One, NA (Main Office Chicago)) (“JPMorgan”), as a Financial Institution and as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of May 22, 2003 among Seller, Servicer, Falcon, JPMorgan and the Administrative Agent (as amended prior to the date hereof, and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”).
          B. The parties hereto have agreed to amend the requirements of certain provisions of the Receivables Purchase Agreement upon the terms and conditions set forth herein.
          SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the parties hereto hereby agree to amend the Receivables Purchase Agreement as follows:
     (a) The first sentence of Section 1.2 of the Receivables Purchase Agreement is hereby deleted in its entirety and replaced with the following:
     Seller shall provide the Administrative Agent with at least one Business Day’s prior notice in the form set forth as Exhibit II hereto of each Incremental Purchase (a “Purchase Notice”).
     (b) The definition of the term “Liquidity Termination Date” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended to delete the date “August 16, 2006” appearing therein and to replace such date with the date “August 15, 2007”.
     (c) Exhibit IV to the Receivables Purchase Agreement is hereby replaced in its entirety with Exhibit IV attached hereto.
          SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:

     (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
     (b) on the date hereof, before and after giving effect to this Amendment, (i) other than as waived pursuant to this Amendment, no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.
          SECTION 3. Waiver. Each of the Administrative Agent and each Purchaser hereby waives any Amortization Event which has occurred prior to the date hereof as a result of the Seller and the Originator terminating and adding Collection Accounts which were not Specified Accounts without giving prior written notice thereof to the Administrative Agent.
          SECTION 4. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received four (4) counterpart signature pages to this Amendment, executed by each of the parties hereto.
          SECTION 5. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth in Section 3 above. Falcon, the Financial Institutions and the Administrative Agent hereby expressly reserve all of their rights with respect to the occurrence of other Amortization Events, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above.
          SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken

2

together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
          SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          SECTION 9. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent and Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent and Purchasers with respect thereto.
          SECTION 10. Receivables Sale Agreement Amendment. Each of the Administrative Agent and each Purchaser hereby consents and agrees to the amendment and waiver contained in Amendment No. 2 to Receivables Sale Agreement dated the date hereof between the Seller and the Originator.
[Remainder of Page Deliberately Left Blank]

3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC, as Seller
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	President, CEO, CFO & Treasurer

CONSUMERS ENERGY COMPANY, as Servicer
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President & Treasurer
Signature Page to Amendment No. 10 to RPA

FALCON ASSET SECURITIZATION COMPANY LLC (formerly Falcon Asset Securitization Corporation) By: JPMorgan Chase Bank, N.A., its attorney-in-fact
By:	/s/ Leo Loughead
Leo Loughead
Managing Director

JPMORGAN CHASE BANK, N.A., as a Financial Institution and Administrative Agent
By:	/s/ Leo Loughead
Leo Loughead
Managing Director

Signature Page to Amendment No. 10 to RPA

EXHIBIT IV
NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS; LOCK-BOXES
JPMorgan Chase Bank, N.A.
P O Box 2558
Houston, TX 77252-8391
Contact: Juanita Chretien
Phone: (713)216-8648
Fax: (713)216-4801
Email: juanita,l.chretien@chase.com
Specified Account: #000323010091
Specified Account: #1013233
Collection Account: #1242263
LaSalle Bank
201 Townsend Street, Suite 600
M0936/00
Lansing, MI 48933
Contact: Douglas Henderson
Phone: (517)377-0559
Fax: (517)377-0502
Email: doug.henderson@abnamro.com
Specified Account: #4825285820
Collection Accounts: #1054516142, #1054518354 (Concentration Account)
Citibank
4500 New Linden Hill
Wilmington, DE 19801
Contact: Laura Jones
Phone: (302)683-4496
Fax: (302)683-4933
Email: laura.b.jones@citigroup.com
Collection Accounts: #30489425, #27318
Comerica Bank
MC 7618
P O Box 75000
Detroit, MI 48275
Contact: Lorraine Edwards
Phone: (734)632-4536
Fax: (734)632-4545
Email: lorraine_m_edwards@comerica.com
Collection Accounts: #1851978096, #1851978898, #1852147071, #1852048774, #1851120384, #1076119914,
and #1000123354 (Concentration Account)
Lock-Box Zip Code:
Lansing, MI 48937-0001

EXECUTION COPY
AMENDMENT NO. 11
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 11 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of May 18,2007, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Seller”), CONSUMERS ENERGY COMPANY, in its capacity as Servicer (in such capacity, the “Servicer”). FALCON ASSET SECURITIZATION COMPANY LLC (“Falcon”), and JPMORGAN CHASE BANK, N.A. (“JPMorgan”). as a Financial Institution and as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of May 22, 2003 among Seller, Servicer, Falcon, JPMorgan and the Administrative Agent (as amended prior to the date hereof, and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”).
          B. The parties hereto have agreed to amend the requirements of certain provisions of the Receivables Purchase Agreement upon the terms and conditions set forth herein.
          SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Receivables Purchase Agreement as follows:
     (a) Section 9. l(k) of the Receivables Purchase Agreement is hereby deleted in its entirety and replaced with the following:
     (k) Consumers shall fail to maintain a ratio of Total Consolidated Debt to Total Consolidated Capitalization of not greater than 0.70 to 1.0. Defined terms used in this Section 9.1 (k) shall have the meanings given to such terms in Schedule C.
     (b) Schedule C to the Receivables Purchase Agreement is hereby replaced in its entirety with Schedule C attached hereto.
          SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
     (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and

     (b) on the date hereof, before and after giving effect to this Amendment, (i) other than as waived pursuant to this Amendment, no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.
          SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received four (4) counterpart signature pages to this Amendment, executed by each of the parties hereto.
          SECTION 4. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein. Falcon, the Financial Institutions and the Administrative Agent hereby expressly reserve all of their rights with respect to the occurrence of other Amortization Events, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above.
          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF

2

NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
          SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent and Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent and Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC, as Seller
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	President, Chief Executive Officer, Chief Financial Officer and Treasurer

CONSUMERS ENERGY COMPANY, as Servicer
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President and Treasurer
Signature Past to Amendment No. 11 to RPA

FALCON ASSET SECURITIZATION COMPANY LLC By: JPMorgan Chase Bank, N.A., its attorney-in-fact
By:	/s/ Mark Connor
	Name:	Mark Connor
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Financial Institution and Administrative Agent
By:	/s/ Mark Connor
	Name:	Mark Connor
	Title:	Vice President
Signature Page to Amendment No. 11 to RPA

SCHEDULE C
FINANCIAL COVENANT DEFINITIONS
     “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling (including all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person. A Person shall be deemed to control another entity if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise.
     “Agent” means JPMorgan in its capacity as administrative agent for the Banks pursuant to the Credit Agreement, and not in its individual capacity as a Bank, and any successor Agent appointed pursuant to the Credit Agreement.
     “Assignment Agreement” means an assignment made pursuant to an agreement substantially in the form of Exhibit D to the Credit Agreement.
     “Banks” means the financial institutions from time to time party to the Credit Agreement as Banks thereunder.
     “Bonds” means a series of interest-bearing First Mortgage Bonds created under the Supplemental Indenture issued in favor of, and in form and substance satisfactory to, the Agent.
     “Capital Lease” means any lease which has been or would be capitalized on the books of the lessee in accordance with GAAP.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     “Commitment” means, for each Bank, the obligation of such Bank to make Loans to, and participate in Facility LCs issued upon the application of, Consumers in an aggregate amount not exceeding the amount set forth in the Credit Agreement or in any Assignment Agreement, as such amount may be modified from time to time.
     “Consolidated Subsidiary” means any Subsidiary whose accounts are or are required to be consolidated with the accounts of Consumers in accordance with GAAP.
     “Consumers” means Consumers Energy Company, a Michigan corporation.
     “Credit Agreement” means that certain Fourth Amended and Restated Credit Agreement, dated as of March 30, 2007 (as the same may be amended, supplemented or otherwise modified from time to time) among Consumers, the financial institutions from time to time party thereto as “Banks” and JPMorgan, as Agent.
     “Credit Documents” means the Credit Agreement, the Facility LC Applications, the Supplemental Indenture and the Bonds.

Sch.C-1

     “Debt” means, with respect to any Person, and without duplication, (a) all indebtedness of such Person for borrowed money, (b) all indebtedness of such Person for the deferred purchase price of property or services (other than trade accounts payable arising in the ordinary course of business which are not overdue), (c) all liabilities arising from any accumulated funding deficiency (as defined in Section 412(a) of the Code) for a Plan, (d) all liabilities arising in connection with any withdrawal liability under ERISA to any Multiemployer Plan, (e) all obligations of such Person arising under acceptance facilities, (f) all obligations of such Person as lessee under Capital Leases, (g) all obligations of such Person arising under any interest rate swap, “cap”, “collar” or other hedging agreement; provided that for purposes of the calculation of Debt for this clause (g) only, the actual amount of Debt of such Person shall be determined on a net basis to the extent such agreements permit such amounts to be calculated on a net basis, and (h) all guaranties, endorsements (other than for collection in the ordinary course of business) and other contingent obligations of such Person to assure a creditor against loss (whether by the purchase of goods or services, the provision of funds for payment, the supply of funds to invest in any Person or otherwise) in respect of indebtedness or obligations of any other Person of the kinds referred to in clauses (a) through (g) above.
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
     “ERISA Affiliate” means any corporation or trade or business which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Consumers or is under common control (within the meaning of Section 414(c) of the Code) with Consumers.
     “Existing Facility LC” means each letter of credit issued under the Prior Credit Agreement and identified in the Credit Agreement.
     “Facility LC” means each standby or commercial letter of credit issued under the Credit Agreement and each Existing Facility LC.
     “Facility LC Application” means each application agreement executed and delivered by Consumers in respect of a Facility LC.
     “First Mortgage Bonds” means bonds issued by Consumers pursuant to the Indenture.
     “Fitch” means Fitch Inc. or any successor thereto.
     “GAAP” means generally accepted accounting principles in the United States of America as in effect on the date hereof, applied on a basis consistent with those used in the preparation of the financial statements referred to in the Credit Agreement (except, for purposes of the annual and quarterly financial statements required to be delivered pursuant to the Credit Agreement, for changes concurred in by Consumers’ independent public accountants).
     “Hybrid Equity Securities” means securities issued by Consumers or a Hybrid Equity Securities Subsidiary that (i) are classified as possessing a minimum of at least two of the following: (x) “intermediate equity content” by S&P; (y) “Basket C equity credit” by Moody’s; and (z) “50% equity credit” by Fitch and (ii) require no repayment, prepayment,

Sch.C-2

mandatory redemption or mandatory repurchase prior to the date that is at least 91 days after the later of the termination of the Commitments and the repayment in full of all Obligations.
     “Hybrid Equity Securities Subsidiary” means any Delaware business trust (or similar entity) (i) all of the common equity interest of which is owned (either directly or indirectly through one or more wholly-owned Subsidiaries of Consumers) at all times by Consumers or a wholly-owned direct or indirect Subsidiary of Consumers, (ii) that has been formed for the purpose of issuing Hybrid Equity Securities and (iii) substantially all of the assets of which consist at all times solely of Junior Subordinated Debt issued by Consumers or a wholly-owned direct or indirect Subsidiary of Consumers (as the case may be) and payments made from time to time on such Junior Subordinated Debt.
     “Hybrid Preferred Securities” means any preferred securities issued by a Hybrid Preferred Securities Subsidiary, where such preferred securities have the following characteristics:
          (i) such Hybrid Preferred Securities Subsidiary lends substantially all of the proceeds from the issuance of such preferred securities to Consumers or a wholly-owned direct or indirect Subsidiary of Consumers in exchange for Junior Subordinated Debt issued by Consumers or such wholly-owned direct or indirect Subsidiary, respectively;
          (ii) such preferred securities contain terms providing for the deferral of interest payments corresponding to provisions providing for the deferral of interest payments on the Junior Subordinated Debt; and
          (iii) Consumers or a wholly-owned direct or indirect Subsidiary of Consumers (as the case may be) makes periodic interest payments on the Junior Subordinated Debt, which interest payments are in turn used by the Hybrid Preferred Securities Subsidiary to make corresponding payments to the holders of the preferred securities.
     “Hybrid Preferred Securities Subsidiary” means any Delaware business trust (or similar entity) (i) all of the common equity interest of which is owned (either directly or indirectly through one or more wholly-owned Subsidiaries of Consumers) at all times by Consumers or a wholly-owned direct or indirect Subsidiary of Consumers, (ii) that has been formed for the purpose of issuing Hybrid Preferred Securities and (iii) substantially all of the assets of which consist at all times solely of Junior Subordinated Debt issued by Consumers or a wholly-owned direct or indirect Subsidiary of Consumers (as the case may be) and payments made from time to time on such Junior Subordinated Debt.
     “Indenture” means the Indenture, dated as of September 1,1945, as supplemented and amended from time to time, from Consumers to The Bank of New York, as successor Trustee.
     “JPMorgan” means JPMorgan Chase Bank, N.A. (as successor by merger to Bank One, NA (Main Office — Chicago)), in its individual capacity, and its successors and assigns.
     “Junior Subordinated Debt” means any unsecured Debt of Consumers or a Subsidiary of Consumers (i) issued in exchange for the proceeds of Hybrid Equity Securities or Hybrid

Sch.C-3

Preferred Securities and (ii) subordinated to the rights of the Banks under the Credit Agreement and under the other Credit Documents pursuant to terms of subordination substantially similar to those set forth in Exhibit E to the Credit Agreement, or pursuant to other terms and conditions satisfactory to the Majority Banks.
     “LC Issuer” means JPMorgan (or any subsidiary or affiliate of JPMorgan designated by JPMorgan) in its capacity as an issuer of Facility LCs under the Credit Agreement, and any other Bank designated by Consumers that (i) agrees to be an issuer of Facility LCs hereunder and (ii) is approved by the Agent (such approval not to be unreasonably withheld or delayed).
     “Loan” means the loans made time to time to Consumers by the Banks under the Credit Agreement.
     “Majority Banks” means, as of any date of determination, Banks in the aggregate having more than 50% of the aggregate commitments under the Credit Agreement as of such date or, if the aggregate commitments have been terminated, Banks in the aggregate holding more than 50% of the aggregate unpaid principal amount of outstanding credit exposure as of such date.
     “Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.
     “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA.
     “Net Proceeds” means, with respect to any sale or issuance of securities or incurrence of Debt by any Person, the excess of (i) the gross cash proceeds received by or on behalf of such Person in respect of such sale, issuance or incurrence (as the case may be) over (ii) customary underwriting commissions, auditing and legal fees, printing costs, rating agency fees and other customary and reasonable fees and expenses incurred by such Person in connection therewith.
     “Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all Reimbursement Obligations, all accrued and unpaid fees and all other obligations of Consumers to the Banks or to any Bank, the LC Issuer or the Agent arising under the Credit Documents.
     “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.
     “Plan” means any employee benefit plan (other than a Multiemployer Plan) maintained for employees of Consumers or any ERISA Affiliate and covered by Title IV of ERISA.
     “Prior Agreement” means the Third Amended and Restated Credit Agreement dated as of May 18, 2005 among Consumers, various financial institutions and JPMorgan (then known as Bank One, NA), as Agent, as amended.
     “Reimbursement Obligations” means, at any time, the aggregate of all obligations of Consumers then outstanding under the Credit Agreement to reimburse the LC Issuer for amounts paid by the LC Issuer in respect of any one or more drawings under Facility LCs.

Sch.C-4

     “S&P” means Standard and Poor’s Rating Services, a division of The McGraw Hill Companies, Inc., or any successor thereto.
     “Securitized Bonds” shall mean any nonrecourse bonds or similar asset-backed securities issued by a special-purpose Subsidiary of Consumers which are payable solely from specialized charges authorized by the utility commission of the relevant state in connection with the recovery of (x) stranded regulatory costs, (y) stranded clean air and pension costs and (z) other “Qualified Costs” (as defined in M.C.L. §460.10h(g)) authorized to be securitized by the Michigan Public Service Commission.
     “Single Employer Plan” means a Plan maintained by Consumers or any ERISA Affiliate for employees of Consumers or any ERISA Affiliate.
     “Subsidiary” means, as to any Person, any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other Persons performing similar functions are at the time owned directly or indirectly by such Person.
     “Supplemental Indenture” means a supplemental indenture substantially in the form set forth in the Exhibits to the Credit Agreement.
     “Total Consolidated Capitalization” means, at any date of determination, without duplication, the sum of (a) Total Consolidated Debt plus all amounts excluded from Total Consolidated Debt pursuant to clauses (ii), (iii), (iv), (vi) and (vii) of the proviso to the definition of such term (but only, in the case of securities of the type described in clause (iii) or (iv) of such proviso, to the extent such securities have been deemed to be equity pursuant to Financial Accounting Standards Board Statement No. 150), (b) equity of the common stockholders of Consumers, (c) equity of the preference stockholders of Consumers and (d) equity of the preferred stockholders of Consumers, in each case determined at such date.
     “Total Consolidated Debt” means, at any date of determination, the aggregate Debt of Consumers and its Consolidated Subsidiaries; provided that Total Consolidated Debt shall exclude, without duplication, (i) the principal amount of any Securitized Bonds, (ii) any Junior Subordinated Debt owned by any Hybrid Equity Securities Subsidiary or Hybrid Preferred Securities Subsidiary, (iii) Hybrid Equity Securities or Hybrid Preferred Securities outstanding as of December 31, 2002 (including any guaranty by Consumers of payments with respect to any such Hybrid Equity Securities or Hybrid Preferred Securities, provided that such guaranty is subordinated to the rights of the Banks under the Credit Agreement and under the other Credit Documents pursuant to terms of subordination substantially similar to those set forth in Exhibit F to the Credit Agreement, or pursuant to other terms and conditions satisfactory to the Majority Banks), (iv) such percentage of the Net Proceeds from any issuance of hybrid debt/equity securities (other than Junior Subordinated Debt, Hybrid Equity Securities and Hybrid Preferred Securities) by Consumers or any Consolidated Subsidiary as shall be agreed to be deemed equity by the Agent and Consumers prior to the issuance thereof (which determination shall be based on, among other things, the treatment (if any) given to such securities by the applicable rating agencies), (v) if all or any portion of the disposition of Consumers’ Palisades Nuclear Plant is required to be accounted for as a financing under GAAP rather than as a sale, the amount of

Sch.C-5

liabilities reflected on Consumers’ consolidated balance sheet as the result of such disposition, (vi) obligations of Consumers and its Consolidated Subsidiaries of the type described in Section 1.3 in the Credit Agreement, (vii) Debt of any Affiliate of Consumers that is (1) consolidated on the financial statements of Consumers solely as a result of the effect and application of Financial Accounting Standards Board No. 46 and of Accounting Research Bulletin No. 51, Consolidated Financial Statements, as modified by Statement of Financial Accounting Standards No. 94, and (2) non-recourse to Consumers or any of its Affiliates (other than the primary obligor of such Debt and any of its Subsidiaries), (viii) Debt of Consumers and its Affiliates that is re-categorized as such from certain lease obligations pursuant to Emerging Issues Task Force (“EITF”) Issue 01-8, any subsequent EITF Issue or recommendation or other interpretation, bulletin or other similar document by the Financial Accounting Standards Board on or related to such re-categorization and (ix) any non-cash obligations resulting from the adoption of Financial Accounting Standards Board Statement No. 158 and any proposed amendment thereto, to the extent such obligations are required to be treated as debt.

Sch.C-6

Execution Copy
AMENDMENT NO. 12
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 12 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of August 14, 2007, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Seller”), CONSUMERS ENERGY COMPANY, in its capacity as Servicer (in such capacity, the “Servicer’’), FALCON ASSET SECURITIZATION COMPANY LLC (“Falcon”), and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as a Financial Institution and as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of May 22, 2003 among Seller, Servicer, Falcon, JPMorgan and the Administrative Agent (as amended prior to the date hereof, and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”).
          B. The parties hereto have agreed to amend the requirements of certain provisions of the Receivables Purchase Agreement upon the terms and conditions set forth herein.
          SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Receivables Purchase Agreement as follows:
     (a) Section 7. l(b)(vi) of the Receivables Purchase Agreement is hereby deleted and replaced with the following:
(vi) Downgrade of Originator. Any downgrade in the rating of any Indebtedness of Originator by S&P, by Moody’s or by Fitch, setting forth the Indebtedness affected and the nature of such change.
     (b) The definition of the term “Debt Rating” set forth in Exhibit I to the Receivables Purchase Agreement is hereby replaced with the following:
“Debt Rating” means the rating then assigned by S&P, Moody’s or Fitch, as applicable, (a) at any time prior to the FMB Release Date, with respect to the Senior Debt, and (b) at any time thereafter, with respect to the Originator’s senior unsecured long-term debt (without credit enhancement).
     (c) The following definitions are hereby added to Exhibit I to the Receivables Purchase Agreement in the appropriate alphabetical order:

“Credit Agreement” means that certain Fourth Amended and Restated Credit Agreement, dated as of March 30, 2007 (as in effect on August 14, 2007) among Consumers, the financial institutions from time to time party thereto as “Banks” and JPMorgan, as Agent.
“Fitch” means Fitch Inc.
“FMB Release Date” has the meaning set forth in the Credit Agreement.
“Senior Debt” has the meaning set forth in the Credit Agreement.
     (d) The definition of the term “Liquidity Termination Date” set forth in Exhibit I to the Receivables Purchase Agreement is hereby amended to delete the date “August 15, 2007” appearing therein and to replace such date with the date “August 13, 2008”.
          SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
     (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
     (b) on the date hereof, before and after giving effect to this Amendment, (i) other than as waived pursuant to this Amendment, no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.
          SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received four (4) counterpart signature pages to (i) this Amendment, executed by each of the parties hereto and (ii) the amended and restated Fee Letter dated the date hereof, executed by each of the parties thereto.
          SECTION 4. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or

2

delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein. Falcon, the Financial Institutions and the Administrative Agent hereby expressly reserve all of their rights with respect to the occurrence of other Amortization Events, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above.
          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
          SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent and Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent and Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC, as Seller
By:	/s/ Thomas J. Webb
	Name:	Thomas J. Webb
	Title:	Executive Vice President

CONSUMERS ENERGY COMPANY, as Servicer
By:	/s/ Thomas J. Webb
	Name:	Thomas J. Webb
	Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 12 to RPA

FALCON ASSET SECURITIZATION COMPANY LLC
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Mark Connor

Name: Mark Connor Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Financial
Institution and Administrative Agent

By:	/s/ Mark Connor

Name: Mark Connor Title: Vice President
Signature Page to Amendment No. 12 to RPA

FALCON ASSET SECURITIZATION COMPANY LLC
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Mark Connor

Name: Mark Connor Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Financial
Institution and Administrative Agent

By:	/s/ Mark Connor

Name: Mark Connor Title: Vice President
Signature Page to Amendment No. 12 to RPA

FALCON ASSET SECURITIZATION COMPANY LLC
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Mark Connor

Name: Mark Connor Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Financial
Institution and Administrative Agent

By:	/s/ Mark Connor

Name: Mark Connor Title: Vice President
Signature Page to Amendment No. 12 to RPA

FALCON ASSET SECURITIZATION COMPANY LLC
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Mark Connor

Name: Mark Connor Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Financial
Institution and Administrative Agent

By:	/s/ Mark Connor

Name: Mark Connor Title: Vice President
Signature Page to Amendment No. 12 to RPA

Execution Copy
AMENDMENT NO. 13
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 13 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of August 12, 2008, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Seller”), CONSUMERS ENERGY COMPANY, in its capacity as Servicer (in such capacity, the “Servicer”), FALCON ASSET SECURITIZATION COMPANY LLC (“Falcon”), and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as a Financial Institution and as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of May 22, 2003 among Seller, Servicer, Falcon, JPMorgan and the Administrative Agent (as amended prior to the date hereof, and as the same may be further amended, restated, supplemented or modified from time to time, the “Purchase Agreement”).
          B. The parties hereto have agreed to amend the requirements of certain provisions of the Purchase Agreement upon the terms and conditions set forth herein.
          SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Purchase Agreement as follows:
          (a) The following new Section 10.5 is hereby added to the Purchase Agreement immediately following Section 10.4 of the Purchase Agreement:
     Section 10.5 Accounting Based Consolidation Event. (a) If an Accounting Based Consolidation Event shall at any time occur then, upon demand by the Administrative Agent, Seller shall pay to the Administrative Agent, for the benefit of the relevant Affected Entity, such amounts as such Affected Entity reasonably determines will compensate or reimburse such Affected Entity for any resulting (i) fee, expense or increased cost charged to, incurred or otherwise suffered by such Affected Entity, (ii) reduction in the rate of return on such Affected Entity’s capital or reduction in the amount of any sum received or receivable by such Affected Entity or (iii) internal capital charge or other imputed cost determined by such Affected Entity to be allocable to Seller or the transactions contemplated in this Agreement in connection therewith. Amounts under this Section 10.5 may be demanded at any time without regard to the timing of issuance of any financial statement by any Affected Entity.
     (b) For purposes of this Section 10.5, the following terms shall have the following meanings:

     “Accounting Based Consolidation Event” means the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of Conduit that are subject to this Agreement or any other Transaction Document with all or any portion of the assets and liabilities of an Affected Entity. An Accounting Based Consolidation Event shall be deemed to occur on the date any Affected Entity shall acknowledge in writing that any such consolidation of the assets and liabilities of Conduit shall occur.
     “Affected Entity” means (i) any Financial Institution, (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to Conduit, (iii) any agent, administrator or manager of Conduit or (iv) any bank holding company in respect of any of the foregoing.
               (b) The following new Section 12.6 is hereby added to the Purchase Agreement immediately following Section 12.5 of the Purchase Agreement:
     Section 12.6 Federal Reserve. Notwithstanding any other provision of this Agreement to the contrary, any Financial Institution may at any time pledge or grant a security interest in all or any portion of its rights (including, without limitation, any Purchaser Interest and any rights to payment of Capital and Yield) under this Agreement to secure obligations of such Financial Institution to a Federal Reserve Bank, without notice to or consent of the Seller or the Administrative Agent; provided that no such pledge or grant of a security interest shall release a Financial Institution from any of its obligations hereunder, or substitute any such pledgee or grantee for such Financial Institution as a party hereto.
               (c) The following new Section 13.14(d) is hereby added to the Purchase Agreement immediately following Section 13.14(c) of the Purchase Agreement:
     (d) If, notwithstanding the intention of the parties expressed above, any sale or transfer by Seller hereunder shall be characterized as a secured loan and not a sale or such sale shall for any reason be ineffective or unenforceable (any of the foregoing being a “Recharacterization”), then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law. In the case of any Recharacterization, the Seller represents and warrants that each remittance of Collections to the Administrative Agent or any Purchaser hereunder will have been (i) in payment of a debt incurred in the ordinary course of business or financial affairs and (ii) made in the ordinary course of business or financial affairs.
               (d) The numbering of “Section 13.16” which was added to the Purchase Agreement pursuant to Amendment No. 4 to Receivables Purchase Agreement dated September 28, 2004 is hereby changed to “Section 13.17”.
               (e) The definition of the term “Fee Letter” set forth in Exhibit I to the Purchase Agreement is hereby replaced with the following:

2

     “Fee Letter” means that certain letter agreement dated as of August 12, 2008 among Seller, the Conduit and the Administrative Agent, as it may be amended, restated, supplemented or otherwise modified from time to time.
          (f) The definition of the term “Liquidity Termination Date” set forth in Exhibit I to the Purchase Agreement is hereby amended to delete the date “August 13, 2008” appearing therein and to replace such date with the date “February 13, 2009”.
          SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
          (a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
          (b) on the date hereof, before and after giving effect to this Amendment, (i) other than as waived pursuant to this Amendment, no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.
          SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which (a) the Administrative Agent or its counsel has received four (4) counterpart signature pages to (i) this Amendment, executed by each of the parties hereto and (ii) the amended and restated Fee Letter dated the date hereof, executed by each of the parties thereto and (b) the Administrative Agent has received the “Amendment Fee” as defined in the Fee Letter.
          SECTION 4. Reference to and Effect on the Transaction Documents.
          (a) Upon the effectiveness of this Amendment, (i) each reference in the Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Purchase Agreement as amended or otherwise modified hereby.
          (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein. Falcon, the Financial Institutions and the Administrative Agent hereby expressly reserve all of their rights with respect to the occurrence of other Amortization

3

Events, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above.
          SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
          SECTION 6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
          SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent and Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent and Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

4

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC, as Seller
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Treasurer, President, Chief Executive Officer and Chief Financial Officer

CONSUMERS ENERGY COMPANY, as Servicer
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President and Treasurer

Signature Page to Amendment No. 13 to RPA

FALCON ASSET SECURITIZATION COMPANY LLC By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Patrick Menichillo
Name: Patrick Menichillo
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Financial Institution and Administrative Agent

By:	/s/ Patrick Menichillo

Name: Patrick Menichillo
Title: Vice President

Signature Page to Amendment No. 13 to RPA

EXECUTION COPY
AMENDMENT NO. 14 AND WAIVER
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 14 AND WAIVER TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of November 5, 2008, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Seller”), CONSUMERS ENERGY COMPANY, in its capacity as Servicer (in such capacity, the “Servicer”), FALCON ASSET SECURITIZATION COMPANY LLC (“Falcon”), and JPMORGAN CHASE BANK, N.A. (as successor by merger to Bank One, NA (Main Office Chicago)) (“JPMorgan”), as a Financial Institution and as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Receivables Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of May 22, 2003 among Seller, Servicer, Falcon, JPMorgan and the Administrative Agent (as amended prior to the date hereof and as the same may be further amended, restated, supplemented or modified from time to time, the “Receivables Purchase Agreement”).
          B. The parties hereto have agreed to amend and waive the requirements of certain provisions of the Receivables Purchase Agreement upon the terms and conditions set forth herein.
     SECTION 1. Amendment and Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof:
     (a) The parties hereto hereby agree to amend the Receivables Purchase Agreement:
     (i) to delete clause (ii) of Section 9.1(f) thereof and substitute the clause “(ii) the average of the Loss-to-Liquidation Ratios as of the end of such Accrual Period and the two preceding Accrual Periods shall exceed 2.0%” therefor;
     (ii) to amend the definition of “Loss Percentage” in Exhibit I thereto to delete the “8%” in clause (i) of such definition and replace it with “20%”;
     (iii) to amend the definition of “Purchase Limit” in Exhibit I thereto to delete the “$325,000,000” in such definition and replace it with “$250,000,000”; and
     (iv) to replace Schedule A thereto in its entirety with Exhibit A attached hereto.

     (b) Falcon, the Financial Institution and the Administrative Agent each hereby agrees to waive as of September 30, 2008 any Amortization Event arising under clause (ii) of Section 9.1(f) of the Receivables Purchase Agreement in respect of the September 2008 Accrual Period. Falcon, the Financial Institution and the Administrative Agent hereby expressly reserve all of their rights with respect to the occurrence of other Amortization Events, if any, whether previously existing or hereinafter arising or which exist at any time on or after the date first written above. This specific waiver applies only to the above-specified violations.
     SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
     (a) it has all necessary corporate or company power and authority to execute and deliver this Amendment and to perform its obligations under the Receivables Purchase Agreement as amended hereby, the execution and delivery of this Amendment and the performance of its obligations under the Receivables Purchase Agreement as amended hereby has been duly authorized by all necessary corporate or company action on its part and this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
     (b) on the date hereof, before and after giving effect to this Amendment, (i) other than as waived pursuant to this Amendment, no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.
     SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received four (4) counterpart signature pages to this Amendment, executed by each of the parties hereto.
     SECTION 4. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby, and (ii) each reference to the Receivables Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Receivables Purchase Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Receivables Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

2

     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Receivables Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth in Section 1(b) above.
     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic format shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent or Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent or Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

3

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	President, Chief Executive Officer, Chief Financial Officer and Treasurer

CONSUMERS ENERGY COMPANY, as Servicer
By:	/s/ Laura L. Mountcastle
	Name:	Laura L. Mountcastle
	Title:	Vice President and Treasurer

Signature Page to Amendment No. 14 and Waiver

FALCON ASSET SECURITIZATION COMPANY LLC
By:	JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Patrick Menichillo
	Name:	Patrick Menichillo
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Financial Institution and Administrative Agent
By:	/s/ Patrick Menichillo
	Name:	Patrick Menichillo
	Title:	Vice President

Signature Page to Amendment No. 14 and Waiver

Exhibit A
SCHEDULE A
COMMITMENTS OF FINANCIAL INSTITUTIONS

Financial Institution	Commitment
JPMorgan Chase Bank, N.A. (as successor by merger to Bank One, NA (Main Office Chicago))	$250,000,000

Execution Copy
AMENDMENT NO. 15
TO
RECEIVABLES PURCHASE AGREEMENT
          THIS AMENDMENT NO. 15 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of February 12, 2009, is entered into among CONSUMERS RECEIVABLES FUNDING II, LLC (“Seller”), CONSUMERS ENERGY COMPANY, in its capacity as Servicer (in such capacity, the “Servicer”), FALCON ASSET SECURITIZATION COMPANY LLC (“Falcon”), and JPMORGAN CHASE BANK, N.A. (as successor by merger to Bank One, NA (Main Office Chicago)) (“JPMorgan”), as a Financial Institution and as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Purchase Agreement” referred to below.
PRELIMINARY STATEMENTS
          A. Reference is made to that certain Receivables Purchase Agreement dated as of May 22, 2003 among Seller, Servicer, Falcon, JPMorgan and the Administrative Agent (as amended prior to the date hereof and as the same may be further amended, restated, supplemented or modified from time to time, the “Purchase Agreement”).
          B. The parties hereto have agreed to amend certain provisions of the Purchase Agreement upon the terms and conditions set forth herein.
     SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the parties hereto hereby agree to amend the Purchase Agreement as follows:
     (a) Article I of the Purchase Agreement is hereby amended to delete Section 1.4 in its entirety and replace it with the following:
     Section 1.4 Payment Requirements. All amounts to be paid or deposited by any Seller Party pursuant to any provision of this Agreement shall be paid or deposited in accordance with the terms hereof no later than 12:00 noon (New York time) on the day when due in immediately available funds, and if not received before 12:00 noon (New York time) shall be deemed to be received on the next succeeding Business Day. If such amounts are payable to a Purchaser they shall be paid to the Administrative Agent, for the account of such Purchaser, at 10 South Dearborn, Chicago, Illinois 60670 until otherwise notified by the Administrative Agent. All computations of Yield (other than Yield calculated using the Alternate Base Rate described in clauses (a) or (b) of the definition thereof), per annum fees hereunder and per annum fees under the Fee Letter shall be made on the basis of a year of 360 days for the actual number of days elapsed. All computations of Yield calculated using the Alternate Base Rate described in clauses (a) or (b) of the definition thereof shall be made on the basis of a year of 365 or 366 days, as applicable, for the actual number of days elapsed. If any amount hereunder shall be payable on a day which is not a Business Day, such amount shall be payable on the next succeeding Business Day.
     (b) Article II of the Purchase Agreement is hereby amended to delete Section 2.7 in its entirety and replace it with the following:
     Section 2.7 Maximum Purchaser Interests. Seller shall ensure that the Purchaser Interests of the Purchasers shall at no time exceed in the aggregate the Applicable Maximum Purchaser Interest. If the aggregate of the Purchaser Interests of the Purchasers exceeds the Applicable Maximum Purchaser Interest, Seller shall pay to the Administrative Agent, within one (I) Business Day, an amount such that, after giving effect to such payment, the aggregate of the Purchaser Interests equals or is less than the Applicable Maximum Purchaser Interest. Amounts paid by the Seller under this Section 2.7 shall be applied to the outstanding Capital of the Purchasers ratably in accordance with such Purchasers’ respective Capital Pro Rata Shares.
     (c) Article IV of the Purchase Agreement is hereby amended to delete Sections 4.1, 4.4 and 4.5(a) in their entirety and replace them with the following:
     Section 4.1 Financial Institution Funding. Each Purchaser Interest of the Financial Institutions shall accrue Yield for each day during its Tranche Period at either the LIBO Rate or the Alternate Base Rate in accordance with the terms and conditions hereof. Until Seller gives notice to the Administrative Agent of another Bank Rate in accordance with Section 4.4, the initial Bank Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be the Alternate Base Rate. If the Financial Institutions acquire by assignment from Conduit all or any portion of a Purchaser Interest (or an undivided interest therein) pursuant to the Liquidity Agreement, each Purchaser Interest so assigned shall each be deemed to have a new Tranche Period commencing on the date of any such assignment.
     Section 4.4 Financial Institution Bank Rates. Seller may select the LIBO Rate or the Alternate Base Rate for each Purchaser Interest of the Financial Institutions. Seller shall by 12:00 noon (New York time). (i) at least three (3) Business Days prior to the expiration of any Terminating Tranche with respect to which the LIBO Rate is being requested as a new Bank Rate and (ii) at least one (I) Business Day prior to the expiration of any Terminating Tranche with respect to which the Alternate Base Rate is being requested as a new Bank Rate, give the Agent irrevocable notice of the new Bank Rate for the Purchaser Interest associated with such Terminating Tranche. Until Seller gives notice to the Agent of another Bank Rate, the initial Bank Rate for any Purchaser Interest transferred to the Financial Institutions pursuant to the terms and conditions hereof shall be the Alternate Base Rate.

2

     Section 4.5 Suspension of the LIBO Rate. (a) If any Financial Institution notifies the Administrative Agent that it has determined that funding its Pro Rata Share of the Purchaser Interests of the Financial Institutions at a LIBO Rate would violate any applicable law, rule, regulation, or directive of any governmental or regulatory authority, whether or not having the force of law, or that (i) deposits of a type and maturity appropriate to fund its Purchaser Interests at such LIBO Rate are not available or (ii) such LIBO Rate does not accurately reflect the cost of acquiring or maintaining a Purchaser Interest at such LIBO Rate, then the Administrative Agent shall suspend the availability of such LIBO Rate and select the Alternate Base Rate for any Purchaser Interest accruing Yield at such LIBO Rate, and the then current Tranche Period for such Purchaser Interest shall thereupon be terminated and a new Tranche Period based upon the Alternate Base Rate shall commence.
     (d) Article VIII of the Purchase Agreement is hereby amended to delete Section 8.5 in its entirety and replace it with the following:
     Section 8.5 Reports. The Servicer shall prepare and forward to the Administrative Agent (i) on the twelfth (12th) Business Day of each month and at such times as the Administrative Agent shall request, a Monthly Report, (ii) on the second (2nd) Business Day of each week during a Level Two Enhancement Period, a weekly report in substantially the same form as the Monthly Report or such other form approved by the Administrative Agent in writing and reflecting information as of the end of the prior week, (iii) on each Business Day during a Level Three Enhancement Period, a Daily Report, and (iv) at such times as the Administrative Agent shall reasonably request, an aging of Receivables.
     (e) Section 9.1 of the Purchase Agreement is hereby amended to delete paragraph (a) in its entirety and replace it with the following:
     (a) Any Seller Party shall fail (i) to make any payment or deposit required hereunder when due and such failure shall continue for one (1) Business Day, or (ii) to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (i) of this paragraph (a) and Section 9.1(b) through (k)) and such failure shall continue for five (5) consecutive Business Days or a “Servicer Default” shall occur under (and as such term is defined in) the Servicing Agreement.
     (f) Section 9.1(f) of the Purchase Agreement is amended to delete the percentage “7.0%” in clause (iii)(C) and replace it with “8.0%”
     (g) Exhibit I to the Purchase Agreement is hereby amended to add the following definitions of “Alternate Base Rate” and “Daily Report” in the appropriate alphabetical order:

3

     “Alternate Base Rate” means, for any date, a rate per annum equal to the greatest of (a) the LIBO Rate for a one month Tranche Period at approximately 11:00 a.m. London time on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.0%, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the corporate base rate, prime rate or base rate of interest, as applicable, announced by the Administrative Agent from time to time, changing when and as such rate changes (the “Base Rate”). Any change in the Alternate Base Rate due to a change in the Base Rate, the Federal Funds Effective Rate or the LIBO Rate shall be effective from and including the effective date of such change in the Base Rate, the Federal Funds Effective Rate or the LIBO Rate, respectively.
     “Daily Report” means a report, in substantially the form of Exhibit XII hereto (appropriately completed), furnished by the Servicer to the Administrative Agent pursuant to Section 8.5.
     (h) Exhibit I to the Purchase Agreement is hereby amended to delete the definitions of “Applicable Stress Factor”, “Bank Rate”, “Default Fee”, “Fee Letter” and “Liquidity Termination Date” and replace them with the following:
     “Applicable Stress Factor” means 2.5.
     “Bank Rate” means, the LIBO Rate or the Alternate Base Rate, as applicable, with respect to each Purchaser Interest of the Financial Institutions and any Purchaser Interest of Conduit, an undivided interest in which has been assigned by Conduit to a Financial Institution pursuant to the Liquidity Agreement.
     “Default Fee” means with respect to any amount due and payable by Seller (or required to be deposited by Servicer) in respect of any Aggregate Unpaids, an amount equal to the greater of (i) $1000 and (ii) interest on any such unpaid Aggregate Unpaids at a rate per annum equal to 2.75% above the Alternate Base Rate.
     “Fee Letter” means that certain letter agreement dated as of February 12, 2009 among Seller, the Conduit and the Administrative Agent, as it may be amended, restated, supplemented or otherwise modified from time to time.
     “Liquidity Termination Date” means May 13, 2009.
     (i) Exhibit I to the Purchase Agreement is hereby amended to delete the definitions of “Excess WPP Receivables Amount”, “Prime Rate” and “WPP Limit”.
     (j) Exhibit I to the Purchase Agreement is hereby amended to delete clauses (i) and (vi) of the definition of “Eligible Receivable” in their entirety and replace them with the following:

4

     (i) which is not a Charged-Off Receivable, a Delinquent Receivable or a WPP Receivable,
     (vi) the Obligor of which (a) is not an Affiliate of (1) any party hereto or (2) Originator and (b) to the knowledge of either Servicer or Seller, has not taken any action, or suffered any event to occur, of the type described in Section 9.1(d) (as if references to Seller Party therein refer to such Obligor),
     (k) Exhibit I to the Purchase Agreement is hereby amended to delete the percentage “20%” in clause (i) of the definition of “Loss Percentage” and replace it with “15%”
     (l) Exhibit I to the Purchase Agreement is hereby amended to add the word “and” at the end of clause (vi) of the definition of “Net Receivables Balance” and to delete the clause “and (viii) the Excess WPP Receivables Amount at such time” of such definition in its entirety.
     (m) Exhibit I to the Purchase Agreement is hereby amended to delete clause (b) of the definition of “Tranche Period” and replace it with the following:
     (b) if Yield for such Purchaser Interest is calculated on the basis of clause (a) or (b) of the definition of Alternate Base Rate, a period commencing on a Business Day selected by Seller and agreed to by the Administrative Agent, provided no such period shall exceed one month.
     (n) Exhibit I to the Purchase Agreement is hereby amended to delete the definitions of “Unbilled Receivables Offset Amount”, “Yield” and “Yield and Servicer Fee Percentage” and replace them with the following:
     “Unbilled Receivables Offset Amount” means, at any time, an amount equal to the lesser of (a) the credit balance of all EMPP Receivables as of the last day of the immediately preceding Accrual Period and (b) the product of (i) the greater of (A) 7% and (B) the ratio of (1) the total number of Obligors whose accounts are subject to a balanced or levelized payment plan or a payment plan based on a percentage of such Obligor’s income (giving rise to EMPP Receivables) as of the last day of the immediately preceding Accrual Period divided by (2) the total number of Obligors as of the last day of the immediately preceding Accrual Period multiplied by (ii) the aggregate amount of Unbilled Receivables for such Accrual Period.
     “Yield” means (a) for each respective Tranche Period relating to Purchaser Interests funded by the Financial Institutions, including any Purchaser Interests or undivided interest in a Purchaser Interest assigned to a Financial Institution pursuant to the Liquidity Agreement, an amount equal to the product of the applicable Bank Rate for each Purchaser Interest multiplied by the Capital of such Purchaser Interest for each day elapsed during such Tranche Period, annualized on a 360 day basis (or a 365 or 366 day basis, as applicable, in the case of a Bank Rate determined by clause (a)

5

or (b) of the definition of Alternate Base Rate), and (b) for each respective Settlement Period relating to Purchaser Interests funded by Conduit, other than a Purchaser Interest which, or an undivided interest in which, has been assigned by Conduit to a Financial Institution pursuant to the Liquidity Agreement, an amount equal to the product of the applicable CP Rate multiplied by the Capital of such Purchaser Interest for each day elapsed during such Settlement Period, annualized on a 360 day basis.
     “Yield and Servicer Fee Percentage” means, at any time, an amount equal to the greater of (i) 1.5% and (ii) the ratio (expressed as a percentage) equal to (a) the product of (x) 1.5, multiplied by (y) the Alternate Base Rate (measured as of the close of business as of the last Business Day of the preceding calendar month) plus 2.0%, multiplied by (z) the highest three-month average Days Sales Outstanding Ratio over the prior twelve (12) months, divided by (b) 360.
     (o) The Purchase Agreement is hereby amended to add Attachment A hereto as a new Exhibit XII to the Purchase Agreement.
     SECTION 2. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each of the other parties hereto, as to itself that:
     (a) it has all necessary corporate or company power and authority to execute and deliver this Amendment and to perform its obligations under the Purchase Agreement as amended hereby, the execution and delivery of this Amendment and the performance of its obligations under the Purchase Agreement as amended hereby has been duly authorized by all necessary corporate or company action on its part and this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and
     (b) on the date hereof, before and after giving effect to this Amendment, (i) other than as waived pursuant to this Amendment, no Amortization Event or Potential Amortization Event has occurred and is continuing and (ii) the aggregate Purchaser Interests do not exceed the Applicable Maximum Purchaser Interest.
     SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which (i) the Administrative Agent or its counsel has received four (4) counterpart signature pages to each of this Amendment and the Fee Letter of even date herewith, in each case, executed by each of the parties hereto and (ii) the Administrative Agent has received the Amendment Fee (as such term is defined in the Fee Letter).
     SECTION 4. Reference to and Effect on the Transaction Documents.
     (a) Upon the effectiveness of this Amendment, (i) each reference in the Purchase Agreement to “this Receivables Purchase Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Purchase Agreement as amended or otherwise modified hereby, and (ii) each

6

reference to the Purchase Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Purchase Agreement as amended or otherwise modified hereby.
     (b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Purchase Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.
     (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Purchaser under the Purchase Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.
     SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic format shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
     SECTION 8. Fees and Expenses. Seller hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent or Purchasers in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent or Purchasers with respect thereto.
[Remainder of Page Deliberately Left Blank]

7

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

CONSUMERS RECEIVABLES FUNDING II, LLC

By:	/s/ Laura L. Mountcastle
Name: Laura L. Mountcastle
Title: President, Chief Executive Officer, Chief Financial Officer and Treasurer

CONSUMERS ENERGY COMPANY, as Servicer

By:	/s/ Laura L. Mountcastle
Name: Laura L. Mountcastle
Title: Vice President and Treasurer
Signature Page to Amendment No. 15

FALCON ASSET SECURITIZATION COMPANY LLC

By: JPMorgan Chase Bank, N.A., its attorney-in-fact

By:	/s/ Patrick Menichillo
Name: Patrick Menichillo
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Financial Institution and Administrative Agent

By:	/s/ Patrick Menichillo
Name: Patrick Menichillo
Title: Vice President
Signature Page to Amendment No. 15

Attachment A to Amendment No. 15 to Receivables Purchase Agreement
EXHIBIT XII
FORM OF DAILY REPORT
(Attached.)
Signature Page to Amendment No. 15

Exhibit XII to Receivables Purchase Agreement Consumers Date
Daily Receivables Report

I. Daily Receivables Rollforward

Beginning Receivables (Ending Receivables Balance from prior Weeklv Reoort)
Add:	Receivables (billed invoices)
Receivables (unbilled = deliveries at sales or estimated price)
Less:	Cash Collections Dilutions (all issued credits) Charged-Off Receivables (<61 days past-due)
Ending Receivables Balance

II. Net Receivables Balance

Eligible Receivables Pool Balance (from most recent Monthly Report)
Excess Concentrations (from most recent Monthly Report)
Originator Receivables Pool Balance (from most recent Monthly Report)
	Weekly Eligible Receivables Pool Ratio	#DIV/01
	Weekly Excess Concentrations Ratio	#DIV/01
Weekly Eligible Receivables Pool Balance			#DIV/01
Less:	Weekly Excess Concentrations		#DIV/01
Net Receivables Balance (“NRB”)			#DIV/01

III. Calculation of Potential Capital

Loss Reserve % (from most recent Monthly Report)
Dilution Reserve % (from most recent Monthly Report)
Discount Reserve % (from most recent Monthly Report)
Minimum Seller Interest

Net Receivables Balance (from II above)			#DIV/01

	Weekly Loss Reserve	#DIV/01
	Weekly Dilution Reserve	#DIV/01
	Weeklv Discount Reserve	#DIV/01
Less:	Weekly Aggregate Reserves		#DIV/01
Less:	Weekly Minimum Seller Interest		#DIV/01
Potential Capital (this weeklv reoprt) #DIV/01

IV. Purchase Facility — Increases/Decreases

Facility Limit		$25,000,000
Potential Capital (maximum available funding)			#DIV/01

Capital Outstanding total all Purchasers (immediately prior to this Report date)

Excess / (Shortfall)			#DIV/01
Available Funding Increase			#DIV/01
Required Capital Paydown			#DIV/01

Current Purchaser Interest (net of Minimum Seller Interest must be <95%) #DIV/01
In Compliance? #DIV/01

Potential Purchaser Interest (net of Minimum Seller Interest must be <95%) #DIV/01
In Compliance? #DIV/01

Is a Purchase being requested?		#DIV/01
Falcon/PREFCO Related Group Pro Rata Share		100.00%

Purchase Notice Request for PREFCO	#DIV/01
Reduction Notice Request for PREFCO	#DIV/01

Purchase Notice Request for	#DIV/01
Reduction Notice Request for	#DIV/01

The undersigned hereby represent and warrants that the foregoing is a true and accurate accounting with respect to the outstandings of Consumers Energy Co in accordance with the conformed Receivables Purchase Agreement date as of February 12, 2009 and that all Representations and Warranties are restated and reaffirmed.

Signed by:
	Title:	Authorized Officer